UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐Preliminary Proxy Statement
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒Definitive Proxy Statement
☐Definitive Additional Materials
☐Soliciting Material Pursuant to § 240.14a-12
Science Applications International Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒No fee required
☐Fee paid previously with preliminary materials
☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11
SAIC® is a premier Fortune 500 mission integrator focused on advancing the power of technology and innovation to serve and protect our world.
Our robust portfolio of offerings across the defense, space, civilian and intelligence markets includes secure high-end solutions in mission IT, enterprise IT, engineering services and professional services. We integrate emerging technology, rapidly and securely, into mission critical operations that modernize and enable critical national imperatives.
We are approximately 23,000 strong; driven by mission, united by purpose, and inspired by opportunities. Headquartered in Reston, Virginia, SAIC has annual revenues of approximately $7.3 billion. For more information, visit saic.com. For ongoing news, please visit our newsroom.
PURPOSE
Advance the power of
technology and
innovation to serve and
protect our world
VISION
We will be our nation’s
most trusted solutions
integrator to secure and
digitally evolve U.S.
critical missions with our
customers
MISSION
Partner with our
customers to transform
government, by creating
and integrating digital
solutions that address
national imperatives with
our diverse talent and
innovative tech
VALUES
Integrity
Demand unwavering
honesty, ethics and
authenticity in yourself
and others
Innovation
Empower our people to
take appropriate risks
and leverage emerging
technology to solve our
customers’ most complex
problems
Inclusion
Respect and value
our people and
passionately partner
with our customers
and our communities
Letter to Our Shareholders
As SAIC’s new Chief Executive Officer, I write this letter with great humility and even greater excitement. I am honored and grateful to the Board of
Directors for the faith they have placed in me to lead this organization.
Together with our leadership team and employees  we are sharpening our focus on execution, advancing innovative technologies for our customers, and driving sustained profitable growth for our investors.
Fiscal year 2026 was challenging on several fronts. Government shutdowns, efficiency measures, and customer workforce impacts were a few of the headwinds that our company navigated. Our financial results reflected these challenges and did not live up to our – and your –
expectations.
As revenue contracted by 3% to $7.3B, we focused on disciplined cost management and strong operational execution to deliver an 18% increase in adjusted diluted earnings per share. Fiscal 2026 free cash flow of $577 million was a 16% increase from the prior year and we returned $492 million of capital to shareholders, consisting of $422 million of share repurchases and $70 million of dividends. We also continued to invest for future growth, restructuring our growth oriented organizational structure, and spending $203 million to acquire SilverEdge Government Solutions.
For more than 50 years, SAIC has solved our nation’s most complex challenges with speed and precision. We’ve recently taken the same approach to improve results by:
•streamlining our go-to-market business units to better align to evolving customer mission priorities while pivoting to high-growth markets.
•increasing our business development investment to include adding a
Chief Growth Officer, strengthening our differentiated technology-
enabled solutions, and aggressively leveraging artificial intelligence
(AI) to help ourselves and our customers efficiently and rapidly solve real-world complexities.
•expanding our go-fast commercial-like technology offerings, to include our acquisition of SilverEdge to enhance our capabilities across digital transformation, generative AI, and new business models to innovate along with our national security and intelligence customers.
James C. Reagan
SAIC Chief Executive Officer
I’m enthusiastically
optimistic about where we
are headed. We have a clear
path forward and a motivated
organization. The alignment to
customer priorities, commitment
to execution excellence,
development of innovative
mission-focused technologies
and commercial solutions, and
the passion of our employees is
how we will create value.
Letter to Our Shareholders
•launching a bottoms-up enterprise review to improve our business processes, enhance our speed and efficiency, and most importantly, create capacity for investment.
These recent actions build on SAIC’s strong foundation to deliver meaningful results to all of our stakeholders, and we’re poised to accelerate our momentum in the year ahead and beyond. In Fiscal 2027, we are committed to focus on where we can differentiate and win by:
•deploying our resources more efficiently to drive growth.
•sharpening execution excellence to increase capacity for investment in the business.
•prioritizing yield and bid quality across our business development function.
•leaning into our pursuit of opportunities where we have a greater right to win and higher rates of customer retention.
I’m enthusiastically optimistic about where we are headed. We have a clear path forward and a motivated organization. The alignment to customer priorities, commitment to execution excellence, development of innovative mission-focused technologies and commercial solutions, and the passion of our employees is how we will create value.
SAIC is building a faster, more focused company that is positioned to compete and win. On behalf of our Board of Directors, our Executive
Leadership Team, and our 23,000 employees, we thank you for your support and faith in SAIC. We are acutely aware of the responsibility entrusted to us and we have a sense of urgency to deliver for you.
James C. Reagan
NOTICE OF VIRTUAL ANNUAL MEETING
OF STOCKHOLDERS
The annual meeting of stockholders of
Science Applications International
Corporation ("SAIC"), a Delaware
corporation, will be held on Wednesday,
June 3, 2026 at 9:00 a.m. (ET) as a
virtual meeting at
www.virtualshareholdermeeting.com/
SAIC2026. We believe that a virtual
annual meeting of stockholders provides
greater access to those who may want to
attend and, therefore, have chosen this
over an in-person meeting. In addition,
our Proxy Statement and our Annual
Report on Form 10-K for our fiscal year
ended January 30, 2026, are available at
www.proxyvote.com. Information on
these websites, other than these
materials, is not a part of the proxy
solicitation materials.
The foregoing items of business are fully
described in our Proxy Statement made
available on the Internet and, upon
request, in paper copy. Our Board of
Directors has set the close of business
on April 6, 2026 as the record date for
the determination of stockholders who
are entitled to notice of and to vote at the
annual meeting and at any and all
adjournments, postponements or
continuations thereof. A list of
stockholders entitled to vote at the
meeting will be available for inspection
for at least 10 days prior to the meeting.
If you are a stockholder and want to
inspect the stockholder list, please send
a written request to our Corporate
Secretary at Legal-
Department@saic.com to arrange for
electronic access to the stockholder list.
12010 Sunset Hills Road
Reston, Virginia 20190

Meeting information	Ways to vote

Date and time June 3, 2026 9:00 a.m. (ET)	Internet	Virtual Annual Meeting
Location www.virtualshareholdermeeting.com/ SAIC2026	Telephone
Record date April 6, 2026	Mail

Your vote is important
For specific instructions regarding how to vote, please refer to the questions and answers beginning on page 6 of this Proxy Statement or the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the virtual annual meeting and voting at the meeting if you so desire but will help us secure a quorum and reduce the expense of additional proxy solicitation.

Items of business

1	To elect ten directors
2	To conduct a non-binding, advisory vote to approve the compensation of our named executive officers ("Say-on-Pay")
3	To conduct a non-binding, advisory vote on the frequency of future Say-on-Pay votes
4	To approve an amendment to our 2023 Equity Incentive Plan to increase the total number of authorized shares
5	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 29, 2027
By Order of the Board of Directors
Hilary L. Hageman | Corporate Secretary | Reston, Virginia | April 22, 2026

saic.com | 1
SUMMARY INFORMATION
This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all the information that you should consider, and you should carefully read the entire Proxy Statement as well as our Annual Report on Form 10-K for our fiscal year ended January 30, 2026, before voting.
Annual Meeting of Stockholders

• Time and Date:	9:00 a.m. (ET) on June 3, 2026
• Website:	www.virtualshareholdermeeting.com/SAIC2026
• Record Date:	April 6, 2026
• Voting:	Stockholders as of the close of business on the record date are entitled to vote.
• Attendance:	All stockholders and their duly appointed proxies may attend the virtual meeting.
Meeting Agenda and Voting Recommendations

Agenda Item	Board Recommendation	Page
Proposal 1: Election of ten directors.	FOR each nominee	10
Proposal 2: Approval of a non-binding, advisory vote to approve the compensation of our named executive officers ("Say-on-Pay").	FOR	37
Proposal 3: Approval of a non-binding, advisory vote on the frequency of future Say-on- Pay votes.	ONE YEAR	40
Proposal 4: Approval of an amendment to the 2023 Equity Incentive Plan to increase the total number of authorized shares.	FOR	79
Proposal 5: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 29, 2027.	FOR	89
Board Nominees
The following table provides summary information about each director nominee. Each director nominee is elected annually by a majority of votes cast by our stockholders, except in cases of contested elections.

	Age	Director Since	Principal Occupation	Committees
Paul Eremenko(1)	46	2026	CEO and Co-Founder of P-1 AI	• Audit • Technology
Carolyn B. Handlon	68	2022	Former Financial Executive and Treasurer for Marriott International, Inc.	• Audit • Nominating
Katharina G. McFarland	66	2019	Private Consultant and former Assistant Secretary of Defense (Acquisition), Dept. of the Army	• Nominating (Chair) • Technology (Chair)
Milford W. McGuirt	69	2021	Former Managing Partner at KPMG, LLP	• Audit (Chair) • Nominating
Donna S. Morea	71	2013	Chair of SAIC's Board; former President of U.S., Europe, and Asia for CGI Group	• Compensation • Nominating
James C. Reagan	67	2023	Chief Executive Officer of SAIC; Former Chief Financial Officer at Leidos Holdings, Inc.	• Technology
Adm. Michael S. Rogers (USN Ret.)(2)	66	2026	Retired four-star Admiral with the U.S. Navy	• Audit • Technology
Steven R. Shane	68	2013	Former partner at Accenture PLC	• Compensation (Chair) • Technology • Audit
John K. Tien, Jr.	62	2024	Former Deputy Secretary of the U.S. Department of Homeland Security	• Nominating •Compensation
David J. Urban(3)	62	2025	Managing Director at BGR Group	• Compensation • Nominating
(1)Mr. Eremenko was appointed to the Board of Directors effective as of April 8, 2026.

2 | Science Applications International Corporation | 2026 Proxy Statement

SUMMARY INFORMATION
(2)Adm. Rogers was appointed to the Board of Directors effective as of April 8, 2026.
(3)Mr. Urban was appointed to the Board of Directors effective as of September 15, 2025.
Corporate Governance Highlights

Board of Directors Independence
✓  Twelve of thirteen current Directors Qualify as Independent Directors
✓  Donna S. Morea is the Independent, Non-Executive Chair of the Board of Directors
✓  Mandatory Retirement Age for Independent Directors is 75 years

Director Elections ✓ Annual Board of Directors Elections ✓ Directors Elected by a Majority of Votes Cast When Uncontested
Board of Directors Meetings in Fiscal 2026 ✓ Seven Full Board of Directors Meetings ✓ Ten Independent Director-Only Sessions
Evaluating and Improving Board of Directors Performance
✓  Annual Board of Directors Self-Evaluation Required
✓  Annual Review of Independence of Board of Directors
✓  Committee Self-Evaluations Required
✓  Board of Directors Orientation/Education Programs

Aligning Director and Stockholder Interests ✓ Director and Executive Stock Ownership Guidelines ✓ Annual Equity Grant to Non-Employee Directors
Published Governance Policies and Practices (available at
investors.saic.com)
✓  Corporate Governance Guidelines
✓  Code of Conduct
✓  Charters for Committees of Board of Directors
✓  Position Description of Chair of Board of Directors

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4 | Science Applications International Corporation | 2026 Proxy Statement

TABLE OF CONTENTS

saic.com | 5

INFORMATION ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

INFORMATION ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

6 | Science Applications International Corporation | 2026 Proxy Statement

INFORMATION ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
INFORMATION ABOUT THE
ANNUAL MEETING OF STOCKHOLDERS
Proxy Statement
This Proxy Statement is being furnished to the stockholders of Science Applications International Corporation ("SAIC"), a
Delaware corporation, in connection with the solicitation of proxies by our Board of Directors ("Board") for use at our annual meeting of stockholders to be held on Wednesday, June 3, 2026, at 9:00 a.m. (ET) as a virtual meeting via webcast at
www.virtualshareholdermeeting.com/SAIC2026, and at any and all adjournments, postponements or continuations thereof. This
Proxy Statement and the proxy and voting instruction card are first being sent or made available to our stockholders on or about
April 22, 2026.

FOUR DIFFERENT WAYS TO VOTE YOUR SHARES

By Internet
You may submit a proxy or voting instructions
over the Internet by going to
www.proxyvote.com or by scanning the QR
code on your proxy and voting instruction card
with a smart phone and following the
instructions.

By Mail If you received your proxy materials in the mail, you may complete, sign and return the accompanying proxy and voting instruction card in the postage-paid envelope provided.

By Telephone You may submit a proxy or voting instructions by calling 1-800-690-6903 and following the instructions.

At The Virtual Annual Meeting
If you are a stockholder of record you may
electronically attend the virtual annual
meeting and vote your shares at
www.virtualshareholdermeeting.com/SAIC2026
during the meeting. You will need to provide
your 16-digit control number that is on your
Notice of Internet Availability of Proxy Materials
or your proxy card if you receive a printed copy
of the proxy materials by mail.

Information About Voting Rights and Solicitation of Proxies
Who is entitled to vote at the annual meeting?
Only stockholders of record of our common stock as of
the close of business on our record date of April 6, 2026,
are entitled to notice of, and to vote at, the annual
meeting. As of April 6, 2026, there were 43,102,387
shares of common stock outstanding. We have no other
class of capital stock outstanding.
Who may attend the annual meeting?
All stockholders as of our record date of April 6, 2026, or
their duly appointed proxies, may attend the virtual
annual meeting as well as vote and submit questions
during the webcast of the meeting by visiting
www.virtualshareholdermeeting.com/SAIC2026 and
entering the 16-digit control number included in our
Notice of Internet Availability of Proxy Materials or on
your Proxy card (if you received a printed copy of the
proxy materials).
Why hold a virtual annual meeting?
We believe that a virtual stockholder meeting provides
greater access to those who may want to attend our
annual meeting and, therefore, have chosen this over an
in-person meeting. We ensure that at our virtual annual
meeting, all attendees are afforded the same rights and
opportunities to participate as they would at an in-person
meeting. These procedures include the ability for
stockholders to ask questions during the course of the
meeting, post appropriate questions received during the
meeting for review by other participants, review our
corresponding answers to such questions on our
Investor Relations website at investors.saic.com as soon
as possible after the meeting and access technical
support staff during the meeting in the event of
difficulties arising from the use of the virtual meeting
platform. We continue to receive positive feedback from
our stockholders as we adopt best practices and new
technologies for our annual meeting, Proxy Statement
and related materials. We evaluate annually the method

saic.com | 7

INFORMATION ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
of holding the annual meeting, taking into consideration
the above factors as well as business and market
conditions and the proposed agenda items. We continue
to believe that holding our annual meeting virtually over
the internet is the right approach for our company, as it
enables more of our geographically diverse base of
stockholders to participate in our annual meeting.
What constitutes a quorum?
The presence, either in person or by proxy, of the
holders of a majority of the total voting power of the
shares of common stock outstanding as of April 6, 2026,
is necessary to constitute a quorum and to conduct
business at the annual meeting. Abstentions and broker
“non-votes” will be counted as present for purposes of
determining the presence of a quorum.
What is a broker “non-vote”?
A broker “non-vote” occurs when a broker, bank or other
nominee holding shares for a beneficial owner does not
vote on a particular proposal because the nominee does
not have discretionary voting power with respect to that
matter and has not received voting instructions from the
beneficial owner. In tabulating the voting results for a
particular proposal, broker “non-votes” are not
considered entitled to vote on that proposal. Broker
“non-votes” will not have an effect on the outcome of any
matter being voted on at the meeting, assuming a
quorum is present.
Unless you provide voting instructions to any broker
holding shares on your behalf, your broker may not use
discretionary authority to vote your shares on any of the
matters to be considered at the annual meeting other
than the ratification of our independent registered public
accounting firm. Please vote your shares or provide
voting instructions to your broker so your vote can be
counted.
How many votes am I entitled to?
Each holder of common stock will be entitled to one vote
per share, in person or by proxy, for each share of
common stock held in the stockholder’s name as of
April 6, 2026, on any matter submitted to a vote of
stockholders at the annual meeting.
How do I vote my shares?
Shares of common stock represented by a properly
executed and timely proxy will, unless it has previously
been revoked, be voted in accordance with its
instructions. In the absence of specific instructions, the
shares represented by a properly executed and timely
proxy will be voted in accordance with the Board’s
recommendations as follows:
•FOR all of the company’s nominees to the Board;
•FOR the approval, on a non-binding, advisory basis, of
the compensation of our named executive officers
("Say-on-Pay");
•ONE YEAR as the frequency of future Say-on-Pay
votes;
•FOR the approval of an amendment to our 2023
Equity Incentive Plan to Increase the Total Number of
Authorized Shares; and
•FOR the ratification of the appointment of Ernst & Young
LLP as our independent registered public accounting
firm for our fiscal year ending January 29, 2027.
No other business is expected to come before the
annual meeting; however, should any other matter
properly come before the annual meeting, the proxy
holders intend to vote such shares in accordance with
their best judgment on any additional matter.
You may revoke a previously delivered proxy by
delivering written notice of revocation to Hilary L.
Hageman, our Corporate Secretary, or by executing a
later dated proxy and giving written notice of the
revocation to our Corporate Secretary at any time before
the proxy is voted at the annual meeting. If you
submitted your proxy by Internet or by telephone, you
can vote again by voting over the Internet or by
telephone. We will honor the latest vote received. Proxy
holders will vote shares represented by written proxies, if
properly signed and returned to our Corporate Secretary,
in accordance with instructions of the stockholders.
What are the voting deadlines?
For shares not held in the Science Applications
International Corporation Retirement Plan (the “SAIC
Retirement Plan”), the deadline for submitting a proxy
using the internet or the telephone is 11:59 p.m. (ET) on
June 2, 2026. For shares held in the SAIC Retirement
Plan, the deadline for submitting voting instructions
using any of the allowed methods is 11:59 p.m. (ET) on
May 31, 2026.
How are the shares held by the SAIC Retirement
Plan voted?
Each participant in the SAIC Retirement Plan has the
right to instruct Vanguard Fiduciary Trust Company
("Vanguard"), as trustee of the SAIC Retirement Plan
(the “SAIC Trustee”), on a confidential basis, how to vote
his or her proportionate interests in all shares of
common stock held in the SAIC Retirement Plan. The
SAIC Trustee will vote all shares held in the SAIC
Retirement Plan for which no voting instructions are
received in the same proportion as the shares for which
voting instructions have been received by participants in

8 | Science Applications International Corporation | 2026 Proxy Statement

INFORMATION ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
the SAIC Retirement Plan. The SAIC Trustee’s duties
with respect to voting the shares of common stock in the
SAIC Retirement Plan are governed by the fiduciary
provisions of the Employee Retirement Income Security
Act of 1974, as amended (“ERISA”). The fiduciary
provisions of ERISA may require in certain limited
circumstances that the SAIC Trustee override the votes
of participants with respect to the shares of common
stock held by the SAIC Trustee.
How are the shares held by the SAIC Stock Plans
voted?
Under the terms of our Management Stock
Compensation Plan and Key Executive Stock Deferral
Plan (collectively, the "SAIC Stock Plans"), Newport
Trust Company ("NTC"), as trustee of the SAIC Stock
Plans, has the power to vote the shares of common stock
held in the SAIC Stock Plans. NTC will vote all those
shares in the same proportion that our other stockholders
collectively vote their shares of common stock. If you are
a participant in any of the SAIC Stock Plans, you do not
have the right to instruct NTC how to vote or to otherwise
vote your proportionate interests in the shares of
common stock held in such SAIC Stock Plan.
What is the difference between a “stockholder of
record” and a “beneficial” holder?
These terms describe how the ownership of your shares
is reflected on the books of our transfer agent,
Computershare. If your shares are registered directly
with Computershare as a transfer agent, then you are a
“stockholder of record” of these shares. If your shares
are held in an account at a broker, bank, trust or other
similar organization, then you are a “beneficial” holder of
these shares. The organization holding your account is
considered the stockholder of record for purposes of
voting at the annual meeting. As a beneficial owner, you
have the right to instruct the organization on how to vote
the shares held in your account. If you wish to vote in
person at the virtual annual meeting, you must obtain a
valid proxy from the organization holding the shares.
Who is soliciting these proxies?
We are soliciting these proxies and the cost of the
solicitation will be borne by us, including the charges and
expenses of persons holding shares in their name as
nominee incurred in connection with forwarding Proxy
Materials to the beneficial owners of those shares. We
have retained Morrow Sodali LLC to assist in the
solicitation of proxies for the annual meeting for a fee of
approximately $10,000 plus reimbursement of out-of-
pocket expenses. In addition to the distribution of the
Proxy Materials by mail and through the Notice of
Internet Availability of Proxy Materials described below
under the caption "Internet Availability of Proxy
Materials," proxies may be solicited by our officers,
directors and employees in person, by telephone or by
email. These individuals will not be additionally
compensated for such solicitation but may be
reimbursed for reasonable out-of-pocket expenses
incurred in connection with such solicitation.
What is “householding” and how does it affect me?
We have adopted a procedure approved by the
Securities and Exchange Commission (“SEC”) called
“householding.” Under this procedure, we send only one
Proxy Statement and one annual report to eligible
stockholders who share a single address, unless we
have received instructions to the contrary from any
stockholder at that address. This practice is designed to
reduce our printing and postage costs. Stockholders who
do not participate in householding will continue to
receive separate proxy and voting instruction cards. We
do not use householding for any other stockholder
mailings.
If you are a registered stockholder residing at an
address with other registered stockholders and wish to
receive a separate copy of the Proxy Statement or
annual report, or if you do not wish to participate in
householding and prefer to receive separate copies of
these documents in the future, please contact our
mailing agent, Broadridge, either by calling toll-free
at (866) 540-7095, or by writing to Broadridge,
Householding Department, 51 Mercedes Way,
Edgewood, New York 11717. If you own shares through
a bank, broker or other nominee, you should contact the
nominee concerning householding procedures. We will
promptly deliver a separate copy of the Proxy Statement
or annual report to you upon request.
If you are eligible for householding, but you and other
stockholders of record with whom you share an address
currently receive multiple copies of the Proxy Statement
or annual report and you wish to receive a single copy of
each of these documents for your household, please
contact our mailing agent, Broadridge, at the telephone
number or address indicated above to bring this to our
mailing agent’s attention.
Where can I find the voting results of the annual
meeting?
We intend to announce preliminary voting results at the
annual meeting and publish final results in a Current
Report on Form 8-K to be filed with the SEC within four
business days of the annual meeting.

saic.com | 9

INFORMATION ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
Internet Availability of Proxy Materials
As permitted by the rules and regulations of the SEC, we are using the Internet as a means of furnishing proxy materials to our stockholders. We believe this method makes the proxy distribution process more efficient, lowers costs and helps in conserving natural resources.
On or about April 22, 2026, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including the proxy statement and annual report. The Notice of Internet
Availability of Proxy Materials also instructs you on how to access your proxy and voting instruction card to be able to vote through the Internet or by telephone. Other stockholders, in accordance with their prior requests, and employees with regular access to email through their company email address have received email notification of how to access our proxy materials and vote via the Internet or by telephone or have been mailed paper copies of our proxy materials and a proxy and voting instruction card.
The Proxy Statement and Annual Report are available at www.proxyvote.com.

10 | Science Applications International Corporation | 2026 Proxy Statement

saic.com | 11

PROPOSAL 1 - ELECTION OF DIRECTORS
PROPOSAL 1 -
ELECTION OF DIRECTORS
The Board unanimously
recommends a vote FOR
each nominee.
At the annual meeting, ten directors are to be elected to serve for one-year terms and to hold such position until each director’s successor is elected and qualified unless any of the directors resign or are removed prior to the end of their respective term. All nominees have been nominated by the Board based on the recommendation of the Nominating and Corporate Governance
Committee thereof. To the best knowledge of the Board, all of the nominees are able and willing to serve. Each nominee has consented to be named in this Proxy Statement and to serve if elected. Each nominee listed below is currently a director of the company and, other than Mr. Eremenko, Adm. Rogers, and Mr. Urban, each was elected by the stockholders at our 2025 annual meeting of stockholders. Mr. Urban was elected to serve as a director by the Board effective as of September 15, 2025, and is standing for election by our stockholders as a director of the company for the first time at this year’s annual meeting. Mr. Urban was first identified as a potential director candidate by one of our current non-executive directors.  Mr. Eremenko and Adm.
Rogers were each elected to serve as directors by the Board effective as of April 8, 2026, and each are standing for election by our stockholders as a director of the company for the first time at this year’s annual meeting. Mr. Eremenko and Adm. Rogers were both first identified by an external search firm.  All three candidates went through the company's rigorous vetting process, including full background checks, and were selected based on their excellent credentials and financial acumen. Mr. Eremenko,
Adm. Rogers, and Mr. Urban were then evaluated by the Nominating and Corporate Governance Committee in advance of its recommendation of their respective service as directors. In addition to the director nominees below who served as members of the Board during our fiscal year ended January 30, 2026, Dr. Garth Graham, Ms. Yvette Kanouff, and Mr. Timothy J. Mayopoulos
each also served as members of the Board during our fiscal year ended January 30, 2026. Dr. Graham, Ms. Kanouff, and  Mr.
Mayopoulos are not standing for re-election at this year's annual meeting of stockholders and, as a result, the size of the Board will be decreased from thirteen to ten directors.

Steven R. Shane, 68
Director since: 2013
Independent

Paul Eremenko, 46
Director since: 2026
Independent

James C. Reagan, 67
Director since: 2023

10-13 years
<3 years
4-8 years

Milford W. McGuirt, 69
Director since: 2021
Independent

Adm. Michael Rogers (USN Ret.), 66
Director since: 2026
Independent

Katharina G. McFarland, 66
Director since: 2019
Independent

John K. Tien, Jr., 62
Director since: 2024
Independent

Carolyn B. Handlon, 68
Director since: 2022
Independent

David Urban, 62
Director since: 2025
Independent

12 | Science Applications International Corporation | 2026 Proxy Statement

PROPOSAL 1 - ELECTION OF DIRECTORS
Majority Voting Standard in Uncontested Director Elections
We have adopted majority voting procedures for the election of directors in uncontested elections. In an uncontested election, nominees must receive more “for” than “against” votes to be elected without further action. Abstentions and broker non-votes are not counted as votes cast. As provided in our bylaws, a “contested election” is one in which the number of nominees exceeds the number of directors to be elected. The election of directors at the 2026 annual meeting of stockholders is an uncontested election.
If an incumbent director receives more “against” than “for” votes, he or she is expected to tender his or her resignation in accordance with our Corporate Governance Guidelines. The Nominating and Corporate Governance Committee will consider the offer of resignation and recommend to the Board the action to be taken. The Board will promptly disclose its decision as to whether to accept or reject the tendered resignation in a press release, Current Report on Form 8-K or other public announcement.
Shares of common stock represented by properly executed, timely received and unrevoked proxies will be voted as instructed in the proxy. In the absence of specific instructions, the shares represented by properly executed, timely received and unrevoked proxies will be voted “for” each nominee. If any of the nominees listed below becomes unable to stand for election at the annual meeting, the proxy holders intend to vote for any person designated by the Board to replace the nominee unable to serve.
Recommendation of the Board of Directors
The Board unanimously recommends a vote FOR each nominee.

saic.com | 13

PROPOSAL 1 - ELECTION OF DIRECTORS
Nominees for Election to the Board of Directors
Set forth below is a brief biography of each nominee for election as a director and a brief discussion of the specific experience, qualifications, attributes or skills that led to the Board’s conclusion that the nominee should serve as a director of our company.
The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending to stockholders a group of nominees with complementary skills and a diverse mix of backgrounds, perspectives and expertise beneficial to the broad business diversity of the company. Our board membership criteria and director nomination process are described in the
“Corporate Governance” section of this Proxy Statement.
Paul Eremenko

Select Qualifications and Skills:
Leadership and Executive Experience: Mr. Eremenko is the Chief Executive
Officer and Co Founder of P-1 AI, a company focused on developing agentic artificial intelligence for complex systems engineering. From 2020 to 2024 he served as CEO of Universal Hydrogen Co. a hydrogen aviation company which built and flew the world's largest fuel cell-powered passenger airliner.
From 2018 to 2019, Mr. Eremenko was Senior Vice President and Chief
Technology Officer (CTO) of United Technologies Corporation (UTC), where he led the 30,000-person engineering function and spearheaded research, technology, and innovation initiatives, and played a key role in the technical due diligence for the merger of UTC’s aerospace businesses with Raytheon to form Raytheon Technologies (NYSE: RTX).  He also served as CTO of Airbus
SE, the world’s leading maker of commercial aircraft, and was the founding
CEO of Acubed, Airbus’ Silicon Valley innovation center.
Industry Experience: From 2013 to 2015, Mr. Eremenko served as Director of
Engineering at Google’s Advanced Technology and Projects organization, and prior to that at Motorola Mobility.  Mr. Eremenko currently serves on the Board of Directors of Eve Holding Inc. (NYSE: EVEX), an aerospace company. Mr.
Eremenko worked at DARPA, the Defense Advanced Research Projects
Agency, from 2009 – 2013, first as a Program Manager, and later as the
Deputy Director and Acting Director of the Tactical Technology Office, the
agency’s large systems and platforms office.  For his work at DARPA, Mr.
Eremenko was awarded the Distinguished Public Service Medal by the Office of the Secretary of Defense.
Mr. Eremenko earned his undergraduate and Master’s degrees in aeronautics from the Massachusetts Institute of Technology (MIT) and California Institute of
Technology (Caltech), respectively. Mr. Eremenko also holds a J.D. from
Georgetown University.  His leadership and expertise in AI, aerospace research and development, and managing advanced technology
organizations, as well as his experience in the government sector, position him as a pioneer in driving technological transformation, providing the board with invaluable insights to guide strategic decisions and foster innovation-led growth.

Age: 46 Director since: 2026 Independent Committees: Audit; Technology

14 | Science Applications International Corporation | 2026 Proxy Statement

PROPOSAL 1 - ELECTION OF DIRECTORS
Carolyn B. Handlon

Select Qualifications and Skills:
Leadership and Executive Management Experience: Served in various financial leadership roles for over 35 years, including 17 years as Executive
Vice President, Finance and Treasurer, with Marriott International, Inc. Prior to joining Marriott, Ms. Handlon worked for the Overseas Private Investment
Corporation and for the Continental Illinois National Bank and Trust.
Financial Expertise: Over 40 years of financial experience in the areas of global capital markets, global investment and real estate lending, financial strategy and risk management, global cash operations, mergers and acquisitions, and corporate finance.
Director Experience: Ms. Handlon currently serves on the Board of Directors for Invesco Mortgage Capital and Apple Hospitality REIT, Inc. (Nasdaq: APLE).
Ms. Handlon's extensive background in the financial and global market industry along with her senior leadership experience provide significant value to our Board.

Age: 68 Director since: 2022 Independent Committees: Audit; Nominating
Katharina G. McFarland

Select Qualifications and Skills:
Leadership Experience:  With over 30 years of government service,
Katharina McFarland is widely recognized as a leading subject-matter expert on government procurement, science and technology (as prior Co-Chair of the
Army Science Board and prior Chair of the Board of Army Research and
Development at the National Academies of Science), IT, cyber, and AI as
Commissioner of the National Security Commission on Artificial Intelligence, and
Procurement as a Director on the Procurement Round Table. She also serves as a member of the NASA Aerospace Safety Advisory Council. Ms. McFarland was
previously the Assistant Secretary of Defense for Acquisition (2012 to 2017) and
acting Assistant Secretary of the Army (Acquisition, Logistics & Technology)
(2016 to 2017). She was President of the Defense Acquisition University from
2010 to 2012. From 2006 to 2010, Ms. McFarland was the Director of
Acquisition, Missile Defense Agency.
Director Experience: Ms. McFarland has extensive public and private Board experience and served as a Director for Engility from 2017 to January 2019.
She has served on the Board of Directors for Transphorm Inc. from January
2021 to July 2024, and served on the Board of Directors for Virgin Orbit from
November 2021 to August 2023. In addition, Ms. McFarland has served on a number of various advisory boards and council positions, including those at
Rafael Systems Global Sustainment Group, Skylo, and Gambit.
Ms. McFarland brings substantial experience in defense acquisition, program management, logistics and technology. In particular, her experience with the
U.S. Department of Defense, Department of the Army, and Intelligence
Community procurement provides valuable insight to the Board.

Age: 66 Director since: 2019 Independent Committees: Nominating (Chair); Technology (Chair)

saic.com | 15

PROPOSAL 1 - ELECTION OF DIRECTORS
Milford W. McGuirt

Select Qualifications and Skills:
Leadership and Executive Management Experience: Served as Managing
Partner of the Atlanta office and Mid-South Area of KPMG from January 2015 until his retirement in September 2019. During a 33-year career at KPMG,
Mr. McGuirt held a number of leadership positions, including as a senior partner and the National Audit Sector Leader and National Industry Leader for
the firm’s higher education practice. Prior to joining KPMG, Mr. McGuirt served as an audit manager with Coopers & Lybrand.
Financial Expertise: Over 41 years of financial experience in the areas of public accounting and auditing with Big 4 international and consulting firms, including 29 years as a Partner at KPMG.
Director Experience: Mr. McGuirt served on the board of HD Supply as an independent director and member of the audit and nominating and corporate governance committee from July to December of 2020, and currently serves on the board of Oxford Industries, Inc. since July of 2020, and private company
Chick-fil-A, Inc. since October 2021. In addition, Mr. McGuirt also previously served on KPMG’s Nominating Committee of the Board of Directors as well as the KPMG Diversity Advisory Board and KPMG Foundation.
Mr. McGuirt’s decades of extensive experience in the financial industry, specifically in the accounting and auditing fields, as well as over 30 years of leadership roles, make him a great asset to the Board and his financial insight will be greatly beneficial to our company.

Age: 69 Director since: 2021 Independent Committees: Audit (Chair); Nominating
Donna S. Morea

Select Qualifications and Skills:
Leadership and Executive Management Experience: Served as President of
CGI, one of the largest independent information technology firms in North
America, from May 2004 until her retirement at the end of 2011. Ms. Morea also served as a Board Director for CGI from February 2012 to May 2013. Ms. Morea currently serves on the Board of Directors of Truist (NYSE:TFC) and is an
Operating Executive of The Carlyle Group, where she focuses on technology and business services. Ms. Morea is also a member of the Advisory Board of
Blue Delta Capital Partners.
Industry Knowledge and Experience: Information and Technology
Expertise: Over 40 years of experience; nationally recognized executive in IT software and professional services; and led CGI’s IT and business process services in the U.S., EMEA and Asia Pacific for large enterprises in financial services, healthcare, telecommunications and government.
Director Experience: Ms. Morea served as a member of the Board of Directors of SunTrust Banks, Inc. from 2012 until December 2019 and Truist Financial
Corp. since December 2019. She also served on the Board of KLDiscovery Inc.
from April 2016 until June 2023. Ms. Morea also serves on the boards of Carlyle and other private equity portfolio companies.
The Board believes that Ms. Morea’s executive management experience and information technology expertise provide valuable leadership experience and market knowledge of a significant segment of our business.

Age: 71 Director since: 2013 Independent Chair of the Board Committees: Compensation; Nominating

16 | Science Applications International Corporation | 2026 Proxy Statement

PROPOSAL 1 - ELECTION OF DIRECTORS
James C. Reagan

Select Qualifications and Skills:
Leadership and Executive Management Experience: Mr. Reagan was
appointed as the company's Chief Executive Officer beginning February 17,
2026.  From October 23, 2025 to February 16, 2026, Mr. Reagan served as the company's interim Chief Executive Officer.  He also previously served as
Executive Vice President & Chief Financial Officer for Leidos Holdings, Inc.
("Leidos") from July 2015 until his retirement in June 2021. Prior to joining
Leidos, Mr. Reagan served as Chief Financial Officer for several organizations including Vencore, Inc., a defense contractor serving the Intelligence
Community and Department of Defense, and at PAE, Inc. Mr. Reagan was also the CFO of Aspect Communications until 2005 and held several senior roles at
MCI Telecommunications.
Industry Knowledge and Experience: Over two decades of experience in the government services industry across a vast set of areas including cybersecurity and intelligence, information technology and healthcare, and national security.
Mr. Reagan also possesses expertise in software, telecommunications, and real estate.
Financial Expertise: Over 40 years of experience as a financial leader across a diverse set of industries with extensive experience in transactional mergers and acquisitions and business process optimization to drive shareholder growth. He has been a licensed CPA in the Commonwealth of Virginia since 1982.
The Board believes that Mr. Reagan’s financial expertise and his deep knowledge and experience in the government services market gained through decades of serving major companies in our industry provide important contributions to the Board.  In addition, our Board believes that the company’s
Chief Executive Officer should serve on the Board of Directors to help communicate the Board’s priorities to management as well as bring management’s perspective on matters considered by the Board.

Age: 67 Director since: 2023 Chief Executive Officer Committee: Technology
Adm. Michael S. Rogers (USN Ret.)

Select Qualifications and Skills:
Leadership Experience:  Admiral Michael Rogers is a retired four-star officer with 37 years of extensive experience and expertise in military operations, cyber operations, intelligence, advanced technology, national security, and the defense of U.S. military networks.  Since 2019, Adm. Rogers has served as
Senior Advisor to the Brunswick Group. He retired in 2018 from the U.S. Navy as a four star Admiral after a distinguished career, culminating as Director of the National Security Agency and Commander of U.S. Cyber Command
(2014–2018).
Industry Experience: Military and Government Expertise: Prior to Adm.
Rogers’ retirement, he led the U.S. Fleet Cyber Command and U.S. Tenth
Fleet (2011–2014) and served as Director of Intelligence for U.S. Indo Pacific
Command and the Joint Staff (2007–2011).  A flag officer from 2007 to 2018, he held numerous assignments from 1981 to 2007 in maritime operations, cryptology, intelligence, and joint operations both afloat and ashore around the world.  Prior to becoming a flag officer, he served as the Special Assistant to the Chairman of the Joint Chiefs of Staff.
Adm. Rogers holds a Bachelor’s business degree from Auburn University, a
Master’s degree in national security from National Defense University graduating with highest distinction and is a graduate (with distinction) of the
U.S. Naval War College. He is also a MIT Seminar XXI fellow and a Harvard
University Senior Executive in National Security alum.  Adm. Rogers'
distinguished career as a four-star Navy officer combined with his extensive
U.S. and global expertise in technology, intelligence, geopolitics, and defense makes him uniquely qualified to provide invaluable insights and governance on the board of directors.

Age: 66 Director since: 2026 Independent Committees: Audit; Technology

saic.com | 17

PROPOSAL 1 - ELECTION OF DIRECTORS
Steven R. Shane

Select Qualifications and Skills:
Leadership: Served as a Partner of Accenture plc ("Accenture"), a
management consulting, technology and outsourcing services firm, until his retirement in 2011 after a 30-year career.
Financial Expertise and Industry Experience: Consulting and Technology
Systems: While at Accenture, Mr. Shane was the Managing Partner of the
North America Public Service business responsible for Accenture’s U.S.
federal, state and local and Canadian federal and provincial business. He also held several other senior management positions, including those where he led consulting engagements for many of the largest banking institutions in the
United States. Following his retirement from Accenture in 2011, Mr. Shane joined LH&P, LLC ("LH&P"), a boutique consulting company, where he served as an advisor and provides strategic, organizational and business advice to senior executives in some of the largest U.S. financial services and health care companies.
Director Experience: Mr. Shane previously served on the Board of Directors for ZPower, LLC, a battery technology company, from 2003 until his voluntary retirement in 2019. Mr. Shane has served, since 2013, as an advisor on the
Maximus Federal Services Board, an outsourcing company that provides business process services to government health and human services agencies until his voluntary retirement in the fall of 2022. He also served as a Director for
Dispersive Networks, LLC, a virtual network solutions provider, from 2014 until his voluntary retirement in January 2020.
The Board believes that Mr. Shane’s expertise in financial matters and the implementation of significant, mission-critical technology systems for the U.S.
government as well as state and local governments offer perspectives that our
Board considers valuable to us as a leading provider of technical, engineering and enterprise information technology services to government customers.

Age: 68 Director since: 2013 Independent Committees: Compensation (Chair); Technology; Audit
John K. Tien, Jr.

Select Qualifications and Skills:
Leadership Experience: Mr. Tien has extensive leadership experience in the
U.S. Federal Government, U.S. military, private sector, and the non-profit sector.  His most recent role was as the Senate confirmed Deputy Secretary of the U.S. Department of Homeland Security (DHS) in the Biden Administration
from June 2021 to July 2023, the second highest-ranking official in DHS. Prior to then, from 2011 to 2021, Mr. Tien was a senior executive in Citigroup, leading teams in various senior leadership up through managing director: from
2020-2021 he served as Head of Business and Process Re-Engineering
Transformation for Citigroup’s entire U.S. Consumer Bank; from 2016-2020 served Chief Operating Officer (COO) and Chief Technology Officer (CTO) for
the Macy’s private label and co-brand (American Express) credit card portfolio, and served in a variety of Managing Director-level leadership positions throughout the company from 2011-2016.
Industry Knowledge and Expertise: Mr. Tien is a graduate of West Point
Military Academy and served in the U.S. Army for 24 years as an active-duty officer in a variety of leadership and staff positions in seven different U.S.
states, three countries, and three combat tours.  He retired at the rank of
Colonel.  Mr. Tien also served in three other presidential Administrations as an active-duty U.S. Army officer: 1) the Obama Administration National Security
Council (NSC) Senior Director for Afghanistan and Pakistan; (2) the Bush
Administration NSC Director for Iraq; and (3) the Clinton Administration White
House Fellow for the U.S. Trade Representative. During his service both in the
Army as well as the U.S. government he gained extensive expertise and knowledge in the federal and military landscape.
Director Experience: Mr. Tien has served on the Board for Union Pacific
(NYSE: UNP) since 2023.
Given Mr. Tien's extensive background and expert knowledge spanning the federal, private, and military sectors, coupled with his experience in senior leadership positions, he offers invaluable insights to our Board.

Age: 62 Director since: 2024 Independent Committees: Compensation; Nominating

18 | Science Applications International Corporation | 2026 Proxy Statement

PROPOSAL 1 - ELECTION OF DIRECTORS
David J. Urban

Select Qualifications and Skills:
Leadership and Executive Management Experience: Mr. Urban possesses over 30 years of senior leadership experience spanning legal, business, military, political, and public service roles, including his current position as
Managing Director at BGR Group, a leading bipartisan lobbying and public relations firm since April of 2022.  Mr. Urban also serves in an Of Counsel role to Torridon Law PLLC since June 2024.  Prior to joining BGR, Mr. Urban served as Executive Vice President, North American Corporate Affairs at
ByteDance from July 2020 to January 2022, the parent company of TikTok, a leading social network, and from January 2002 to July 2020, as President of the American Continental Group, a leading bi-partisan government affairs and strategic consulting firm which provided consulting services to diverse organizations including those across the financial services and technology sectors.
Director Experience: Since January 2019, Mr. Urban has served on the Board of Directors for Virtu Financial Inc. (NYSE: VIRT).  Mr. Urban also serves on the Board of Directors of privately held company SubCom, a role he has had since May 2020, and on the Board of Directors of Eos Energy Enterprises, Inc.
(NASDAQ: EOSE) since 2024. Mr. Urban also serves as a member or advisor to various private and non-profit organizations, including The Kennedy Institute for the U.S. Senate, the Johnny Mac Soldiers Fund and the International
Republican Institute.
Industry Knowledge and Experience: Mr. Urban is a graduate of West Point
Military Academy and served in the United States Army’s 101 Airborne
Divisions where he was awarded the Bronze Star.  Mr. Urban also served as
Chief of Staff to the former U.S. Senator Arlen Specter of Pennsylvania for five years, and currently serves as a senior political contributor for CNN.  In addition to his bachelor's degree from West Point, Mr. Urban holds a Master’s in Public Administration from the University of Pennsylvania and a Juris Doctor degree from Temple University.
Mr. Urban's extensive leadership experience across legal, political, military, and business sectors, combined with his proven track record in executive roles demonstrates his ability to navigate complex industries and drive strategic decisions. His deep understanding of government affairs, technology, and financial services make him a valuable asset to the Board.

Age: 62 Director since: 2025 Independent Committees: Compensation; Nominating

saic.com | 19

PROPOSAL 1 - ELECTION OF DIRECTORS
Director Skills and Qualifications
The table below summarizes some of the key skills and expertise of our director nominees. This summary is not intended to be an exhaustive list of each of our director nominee’s skills or contributions to the Board. The absence of a mark does not mean that a particular director does not possess that qualification or skill.

20 | Science Applications International Corporation | 2026 Proxy Statement

saic.com | 21
CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Board recognizes the importance of strong corporate governance as a means of addressing the various needs of our stockholders, employees, customers and other stakeholders. As a result, our Board has adopted Corporate Governance
Guidelines which, together with our certificate of incorporation, bylaws, committee charters and other key governance practices and policies, provide the framework for our corporate governance. Our Corporate Governance Guidelines cover a wide range of subjects, including criteria for determining the independence and qualification of our directors. These guidelines are available on our Investor Relations website at investors.saic.com by clicking on the link entitled “Corporate Governance.” The Board recognizes that observing good corporate governance practices is an ongoing responsibility. The Nominating and Corporate
Governance Committee regularly reviews corporate governance developments and recommends revisions to these Corporate
Governance Guidelines and other corporate governance documents as necessary to promote our and our stockholders’ best interests and to help ensure that we comply with all applicable laws, regulations and stock exchange requirements relating to corporate governance.
Proxy Access
Our bylaws include a “proxy access” provision for director nominations under which eligible stockholders may nominate candidates for election to our Board and inclusion in our Proxy Statement for our annual meeting of stockholders. The “proxy access” provision provides that:
•an eligible stockholder, or an eligible group of up to 20 stockholders, representing at least 3% of our outstanding shares of common stock,
•owning those shares continuously for at least three years,
•can nominate and include in our Proxy Statement director nominees constituting up to 25% of the Board or, if that percentage is not a whole number, the closest whole number below 25%, but not less than two individuals, for election at our annual meeting of stockholders.
These “proxy access” director nominees are subject to certain eligibility, procedural and disclosure requirements as further set forth in Section 3.17 of our bylaws.
Code of Conduct
All of our employees, including our executive officers and our directors, are required to comply with our Code of Conduct, which describes our standards for protecting company and, customer assets fostering a safe and healthy work environment, dealing fairly with customers and others, conducting international business properly, reporting misconduct and protecting employees from retaliation. Our Code of Conduct forms the foundation of our corporate policies and procedures designed to promote ethical behavior in all aspects of our business.
Our Code of Conduct is available on our Investor Relations website at investors.saic.com by clicking on the link entitled
“Corporate Governance.”
Director Independence
The Board annually determines the independence of each of our directors and nominees in accordance with our Corporate
Governance Guidelines. These guidelines provide that “independent” directors are those who are independent of management and free from any relationship that, in the judgment of the Board, would interfere with their exercise of independent judgment. No director qualifies as independent unless the Board affirmatively determines that the director has no material relationship with us
(either directly or as a partner, stockholder or officer of an organization with which we have a relationship). The Board has established independence standards set forth in our Corporate Governance Guidelines that include all elements of independence required by the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”).

22 | Science Applications International Corporation | 2026 Proxy Statement

CORPORATE GOVERNANCE
All members of the Audit, Human Resources and Compensation, and Nominating and Corporate Governance Committees must be independent directors as defined under our Corporate Governance Guidelines. Members of the Audit Committee must also satisfy a separate independence requirement pursuant to applicable Nasdaq listing standards and the Securities Exchange Act of 1934, as amended (the "Exchange Act”), which requires that they not accept, directly or indirectly, any consulting, advisory or other compensatory fee from us or any of our subsidiaries other than their directors’ compensation or be an affiliated person of us or any of our subsidiaries.
Each year, our directors complete a questionnaire which requires them to disclose any transactions with us in which the director or any member of his or her immediate family might have a direct or potential conflict of interest. Based on an analysis of the responses, the Board determined that all directors, except for Mr. Reagan, because of his role as our Chief Executive Officer, are independent under our Corporate Governance Guidelines and free from any relationship that would interfere with the exercise of their independent judgment.
Criteria for Board Membership
To fulfill its responsibility to identify and recommend to the full Board nominees for election as directors, the Nominating and
Corporate Governance Committee reviews the composition of the Board to determine the qualifications and areas of expertise needed to further enhance the composition of the Board. In evaluating potential nominees, the Nominating and Corporate
Governance Committee and the Board consider each individual in the context of the Board as a whole, with the objective of recommending to stockholders a slate of individual director nominees that can best continue the success of our business and advance stockholders’ interests. In evaluating the suitability of individual nominees, the Nominating and Corporate Governance
Committee and the Board consider many factors, including:

expertise and involvement in areas relevant to our business such as defense, intelligence, science, finance, government or commercial and international business;
commitment to business ethics, professional reputation, independence and understanding of the responsibilities of a director and the governance processes of a public company;
demonstrated leadership, with the ability to exercise sound judgment informed by diversity of experience and perspectives; and

benefits from the continuing service of qualified incumbent directors in promoting stability and continuity, contributing to the Board’s ability to work together as a collective body and giving the company the benefit of experience and insight that its directors have accumulated during their tenure.

The Nominating and Corporate Governance Committee reviews the director selection process annually and the Committee and the Board collectively assess its effectiveness through an annual written evaluation process. In addition, the Nominating and
Corporate Governance Committee has been directed by the Board to observe the following principles contained in our Corporate
Governance Guidelines:

a majority of directors must meet the independence criteria established by the Board;
based upon the range of 7 to 14 directors currently specified in our bylaws, no more than three directors may be an employee of SAIC;
commitment to business ethics, professional reputation, independence and understanding of the responsibilities of a director and the governance processes of a public company;
only a full-time employee who serves as either the Chief Executive Officer or one of his or her direct reports will be considered as a candidate for an employee director position; and
no director nominee may be a consultant to the company.
The Board expects a high level of commitment from its members and will review a candidate’s other commitments and service on other boards to ensure that the candidate has sufficient time to devote to the company. In addition, non-employee directors may not serve on the board of directors of more than four other publicly-traded companies. Moreover, directors are expected to act ethically at all times and adhere to our Code of Conduct.

saic.com | 23

CORPORATE GOVERNANCE
Board Leadership Structure
The Board is currently led by a non-executive Chair, Ms. Morea, who is an independent director. Our Board believes that it is in the best interests of stockholders for the Board to have the flexibility to determine the most qualified and appropriate individual to serve as Chair of the Board, whether that person is an independent director or the Chief Executive Officer. The Board selects the
Chair annually and may decide to separate or combine the roles of Chair of the Board and Chief Executive Officer, if appropriate, at any time in the future. In cases where the Board determines it is in the best interests of our stockholders to combine the positions of Chair and Chief Executive Officer, the independent directors will, upon nomination and recommendation by the
Nominating and Corporate Governance Committee, elect a lead independent director with the responsibilities described in our
Corporate Governance Guidelines.
The functions of the non-executive Chair of the Board include:

planning the Board’s annual schedule of meetings and agendas, in consultation with the Chief Executive Officer and Corporate Secretary and other directors as appropriate;

coordinating with the Chief Executive Officer and the Corporate Secretary to ensure that the Board receives the appropriate quantity and quality of information in a timely manner to enable it to make informed decisions;

chairing all meetings of the Board and of the independent directors in executive session and ensure that meetings are conducted efficiently and effectively;
facilitating full and candid Board discussions, ensuring all directors express their views on key Board matters and assist the Board in achieving a consensus;
working with committee chairs to ensure that each committee functions effectively and keeps the Board apprised of actions taken;
building consensus, developing teamwork and a cohesive Board culture and facilitating formal and informal communication with and among directors; and
serving as the liaison between the Board and company management.
The Board’s Role in Risk Oversight
As part of its oversight function, the Board and its committees monitor risk as part of their regular deliberations throughout the year. When granting authority to management, approving strategies, making decisions and receiving management reports, the
Board considers, among other things, the risks facing the company. The Board also oversees risk in particular areas through its committee structure.
The Board had the following principal standing committees during our fiscal year ended January 30, 2026 ("fiscal 2026"): Audit,
Technology (formerly Risk Oversight), Human Resources and Compensation, and Nominating and Corporate Governance.
On March 26, 2025, the Board determined that it was in the best interests of the Company and its stockholders to reallocate the responsibilities of the Risk Oversight Committee between the Nominating and Corporate Governance Committee and a newly established Technology Committee that will specifically oversee the Company’s technology-related opportunities and risks.  In making these changes to the Board committee structure, the Board recognized that the Risk Oversight Committee’s discussions over time increasingly related to the Company’s strategic opportunities and risks regarding new technologies, including issues surrounding artificial intelligence, data management, cybersecurity, and privacy.  As a result, the Board determined that a committee of the Board focused specifically on those issues would provide for more in-depth review and oversight of the
Company’s technology-related strategic, enterprise and regulatory opportunities and risks. The Board also determined that the
Nominating and Corporate Governance Committee has the capacity and expertise to oversee the other risk, compliance and governance responsibilities of the Risk Oversight Committee that are not being assumed by the Technology Committee, including review of the company’s ethics, compliance and enterprise risk management programs, oversight of the Company’s classified business, and review and approval of related party transactions.  With this reallocation of responsibilities and the creation of the Technology Committee, the Board determined to dissolve the Risk Oversight Committee effective as of March 26,
2025.  The Technology Committee is comprised of the following members: Yvette M. Kanouff (Chair); Paul Eremenko; Garth N.
Graham; Katharina G. McFarland; Adm. Michael S. Rogers (USN Ret,); and Steven R. Shane.
The charters of the Audit Committee, the Human Resources and Compensation Committee, the Technology Committee, and the
Nominating and Corporate Governance Committee are available in print to any stockholder who requests them and are also available on our Investor Relations website at investors.saic.com by clicking on the link entitled “Corporate Governance.”

24 | Science Applications International Corporation | 2026 Proxy Statement

CORPORATE GOVERNANCE

BOARD OF DIRECTORS

Audit Committee
The Audit Committee
evaluates the company’s
guidelines and policies
regarding risk assessment
and risk management,
including risks related to
internal control over financial
reporting, the company’s
major financial risk
exposures and the steps
management has taken to
monitor and control those
exposures.

Technology Committee
The Technology Committee
oversees the company's
technology strategy,
evaluates new technologies
such as artificial
intelligence, and monitors
cybersecurity measures to
align with business goals
and enhance competitive
edge. The Committee also
monitors technological
trends that may impact the
company's performance.
Human Resources and Compensation Committee The Human Resources and Compensation Committee assesses risks potentially arising from the company’s human resources and compensation policies and practices.
Nominating and
Corporate Governance
Committee
The Nominating and
Corporate Governance
Committee identifies and
recommends individuals for
selection to the Board,
develops and recommends
corporate governance
guidelines to the Board,
makes recommendations
regarding the size,
composition and charters of
the Board and oversees the
evaluation of the Board and
Board committees.  The
Committee also oversees the
company's regulatory,
enterprise and strategic risk;
ethics, compliance, and
corporate responsibilities;
and its classified and
business operations.

The company also utilizes an internal Enterprise Risk Management Committee comprised of senior management that, among other things, works with the Chief Executive Officer, the Chief Risk Officer, the committees of the Board and the full Board to establish the overall corporate risk strategy and oversight of policies, systems, processes and training relating to risk matters within the company. This committee reported quarterly to the Audit, Technology, and Nominating and Corporate Governance
Committees during fiscal 2026 and reports annually to the full Board on its activities and findings, highlighting the key risks we face and management’s actions for managing those risks.
Corporate Responsibility
We center our corporate responsibility efforts on strong governance that ensures ethical behavior, integrity, accountability and transparency. Integrating SAIC’s values of innovation, integrity and inclusion, we work to position SAIC as an industry leader to better our business, our customers’ ventures, our employees’ lives and the communities in which we live and operate.
To execute our corporate responsibility and sustainability priorities, the Nominating and Corporate Governance Committee of
SAIC’s Board of Directors is responsible for assessing Company’s ethics, compliance and corporate responsibility programs, and has oversight of the company’s environmental, social and governance requirements not otherwise delegated to other committees of the Board.
Employee Engagement and Culture
In fiscal 2026, our commitment to our employees was reflected in our fiscal 2026 culture survey results, where we exceeded the national benchmark for overall survey results by 4%. Very positively, 9 of 10 employees would recommend SAIC as a good place to work, and 8 of 10 reported a good understanding of how to apply the company’s strategy in their role.

saic.com | 25

CORPORATE GOVERNANCE
We develop our leadership team from within our workforce by providing training, educational resources and leadership development programs which are available to all. To ensure greater opportunities for all, we offer several programs that incorporate internal networking components, provide opportunities for mentoring, upskilling and create engagement with leadership.
Third parties acknowledge our ability to foster an innovative workforce that excels in technical expertise. In fiscal 2026, we received several noteworthy recognitions including Forbes America’s Best Employers for Engineers, Glassdoor’s Best Places to
Work in Tech & AI, and Newsweek America’s Greatest Workplace for Tech. Additionally, we were recognized by Forbes as one of
Americas’ Dream Employers and Best Employers for Veterans.
Giving Back to Our Workforce and Communities
As a strong corporate citizen, we build on our tradition of community engagement and philanthropy.
We invest in longer-term philanthropic support, targeting programs that address our three pillars of focus: military heroes, community wellness, and STEM. Over the years these efforts include building 21 homes for military heroes, providing an equivalent of 29 million meals to people in need and supporting hundreds of unique STEM engagements to youth organizations nationwide. Each year, for the past five years, our employees have volunteered more than 21,000 hours annually in support of the communities where we live and work.
An important component of this is the SAIC Foundation, a public 501(c)(3) organization to address unforeseen financial impacts on employees and their families, providing emergency funds when financial hardships or natural disasters arise. Since its inception in 2020, the foundation has awarded grants equivalent to more than $600,000 in direct support to our employees.
Being Good Stewards of the Environment
Our goal is to be a good steward of the environment by mitigating any known adverse impacts on the environment balanced with business priorities. Through our ongoing risk assessments, we have narrow exposure to environmental risks. When we identify a material risk, we address it.
Board of Directors Meetings and Committees
The Board held seven meetings of the entire Board during fiscal 2026. During fiscal 2026, the independent directors met seven times for regular board meetings, and ten times for executive sessions. Ms. Morea presided as the non-executive Chair of the
Board at all Board meetings held during fiscal 2026 and at all executive sessions of our independent directors as provided by our
Corporate Governance Guidelines. During fiscal 2026, the directors attended at least 91% of the Board and committee meetings.
All directors are expected to attend our 2026 annual meeting of stockholders and all of the directors who were both serving at the time of and standing for re-election at last year’s annual meeting of stockholders attended such meeting.

26 | Science Applications International Corporation | 2026 Proxy Statement

CORPORATE GOVERNANCE

AUDIT COMMITTEE
MEMBERS(1)(2)(3)(4)(5)(6)(7)(8)(9)

Milford W. McGuirt (Chair)	Paul Eremenko	Carolyn B. Handlon	Yvette M. Kanouff

Timothy J. Mayopoulos	Adm. Michael S. Rogers (USN Ret.)	Steven R. Shane	David J. Urban

Roles and Responsibilities
The specific responsibilities of the Audit Committee are further set forth in its charter and include:
•Internal Controls and Disclosure Controls—Review and provide feedback on management’s assessment of, and the report on, the effectiveness of the company’s internal control over financial reporting, and the independent, registered public accounting firm’s related report.
•Independent Audit—Appoint, retain, oversee, evaluate, and if necessary, replace the company's independent registered public accounting firm, including the lead audit partner, for the purpose of preparing or issuing an audit report on our annual consolidated financial statements and performing other audit, review or attest services; pre-approve all audit and non-audit services and related fees; and
evaluate the independent registered public accounting firm’s qualifications, performance and independence, in light of among other things, non-audit services and fees.
•Internal Audit—Review the qualifications, structure and performance of the internal audit function;
review and approve the company’s internal audit plan; and periodically review findings from completed audits, status of major audits in process, and any significant difficulties, disagreements with management or restrictions encountered in the scope of the company's internal audit department’s work.
•Financial Reporting—Review and discuss with management, the independent registered public accounting firm and the internal auditor the company’s Annual Report on Form 10-K and Quarterly
Reports on Form 10-Q; and discuss with the independent registered public accounting firm the auditor’s judgments and recommendations about the accounting principles used to prepare our consolidated financial statements.
•Ethical and Legal Compliance—Review the effectiveness of our system for monitoring compliance with laws and regulations; establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (including procedures for receiving and handling complaints on a confidential and anonymous basis); and evaluate and handle any complaints submitted to or reported to the Audit Committee.
•Other Responsibilities—Discuss and evaluate our guidelines and policies regarding risk assessment and risk management; discuss our major financial risk exposures and the steps management has taken to monitor and control those exposures; and review our litigation, government investigation and legal compliance matters that could have a significant impact on our financial statements.

4
Meetings
held in Fiscal
2026
(1)The Board has determined that each member of the Audit Committee is independent for purposes of our Corporate
Governance Guidelines, as well as for purposes of the requirements of the Exchange Act and the applicable Nasdaq listing standards.

saic.com | 27

CORPORATE GOVERNANCE
(2)The Board has determined that each member of the Audit Committee qualifies as an Audit Committee “financial expert” or financially literate as defined by the rules under the Exchange Act. The backgrounds and experience of the
Audit Committee financial experts are set forth above in “Proposal 1—Election of Directors.”
(3)Mr. Reagan served on the Audit Committee for fiscal 2026 until he assumed the role of Interim CEO for SAIC on
October 23, 2025.  He has been removed from the Audit Committee as a result of a change in his nonindependent status.
(4)Mr. Urban was appointed to the Audit Committee effective September 15, 2025.  Mr. Urban stepped down from the
Audit Committee effective April 8, 2026 to fulfill duties on other Committees.
(5)  Mr. Mayopoulos served as a member of the Audit Committee for fiscal 2026. He is not standing for re-election at the
2026 annual meeting of stockholders.
(6)  Ms. Kanouff served as a member of the Audit Committee for fiscal 2026. She is not standing for re-election at the
2026 annual meeting of stockholders.
(7)Mr. Eremenko was appointed to the Audit Committee effective April 8, 2026.
(8)Adm. Rogers was appointed to the Audit Committee effective April 8, 2026.
(9)Mr. Shane was appointed to the Audit Committee effective April 8, 2026.

28 | Science Applications International Corporation | 2026 Proxy Statement

CORPORATE GOVERNANCE

TECHNOLOGY COMMITTEE(1)
MEMBERS(2)(3)(4)(5)(6)(7)(8)(9)

Katharina G. McFarland (Chair)	Paul Eremenko	Garth N. Graham	Yvette M. Kanouff

James C. Reagan	Adm. Michael S. Rogers (USN Ret.)	Steven R. Shane

Roles and Responsibilities
During fiscal 2026, the responsibilities of the Technology Committee included:
•Technology-Related Regulatory, Enterprise, and Strategic Risks—Oversaw critical technology-
related risks and ensuring the company met its compliance obligations with laws, regulations, and industry standards, including data protection laws and technology procurement policies. The committee monitored the effectiveness of risk mitigation strategies addressing potential operational disruptions caused by cyber threats, emerging technologies, and supply chain and third-party vulnerabilities.
Additionally, the committee conducted thorough evaluations of technology risks associated with mergers, acquisitions, and divestitures and provided guidance on policies related to data management, cybersecurity, privacy, and artificial intelligence. Through proactive oversight, the committee ensured the company remained vigilant in managing enterprise and strategic risks tied to its technology operations.
•Strategic Opportunities—Played a key role in advancing the company’s strategic direction by reviewing and assessing its overall technology strategy for growth opportunities. The committee evaluated emerging technologies within and outside the company to identify their potential to drive innovation and competitive advantage. It provided strategic oversight on technology-related mergers, acquisitions, and divestitures, ensuring these actions aligned with the company's objectives.
Additionally, the committee reviewed the company’s approach to fostering partnerships and venture opportunities, positioning the organization to capitalize on collaborative technology initiatives and further promoting the company’s strategic vision and technological leadership.

4
Meetings
held in Fiscal
2026
(1)The Risk Oversight Committee dissolved effective as of March 26, 2025 and became the Technology Committee.
(2)Ms. Townes-Whitley served on the Technology Committee for fiscal 2026 until her departure from the Board and the
Committee effective as of October 23, 2025.
(3)    For fiscal 2026, the Board determined that each member of the Technology Committee was independent for purposes of our Corporate Governance Guidelines as well as for purposes of the Exchange Act and the applicable
Nasdaq listing standards except for Ms. Townes-Whitley and Mr. Reagan upon his appointment to the committee.
(4)  Ms. Kanouff served as the Chair of the Technology Committee for fiscal 2026. She is not standing for re-election at the 2026 annual meeting of stockholders.  Ms. Kanouff stepped down as Chair of the Technology Committee effective April 8, 2026.
(5)  Dr. Graham served as a member of the Technology Committee for fiscal 2026. He is not standing for re-election at the
2026 annual meeting of stockholders.
(6)Mr. Reagan was appointed to the Technology Committee effective April 8, 2026.
(7)Mr. Eremenko was appointed to the Technology Committee effective April 8, 2026.
(8)Adm.Rogers was appointed to the Technology Committee effective April 8, 2026.
(9)Ms. McFarland was appointed Chair of the Technology Committee effective April 8, 2026.

saic.com | 29

CORPORATE GOVERNANCE

HUMAN RESOURCES AND COMPENSATION COMMITTEE
MEMBERS(1)(2)(3)(4)(5)(6)(7)

Steven R. Shane (Chair)	Garth N. Graham	Timothy J. Mayopoulos	Donna S. Morea	John K. Tien, Jr.	David J. Urban

Roles and Responsibilities
The responsibilities of the Human Resources and Compensation Committee are further set forth in its charter and include:
•Determining the compensation of our Chief Executive Officer and reviewing and approving the compensation of our other executive officers;
•Reviewing and evaluating, with the Chief Executive Officer, the long-range plans for management succession;
•Exercising all rights, authority and functions reserved to such committee under all of our equity, retirement and other compensation plans;
•Approving and making recommendations to the Board regarding non-employee director compensation;
•Preparing an annual report on executive compensation for inclusion in our proxy statement or Annual
Report on Form 10-K in accordance with the rules and regulations of the SEC; and
•Periodically reviewing our human resources strategy, policies and programs.

5
Meetings
held in Fiscal
2026
(1)The Board has determined that each member of the Human Resources and Compensation Committee is independent for purposes of our Corporate Governance Guidelines as well as for purposes of the Exchange Act and the applicable Nasdaq listing standards.
(2)The Committee’s processes and procedures for the consideration and determination of executive compensation are discussed in further detail under “Compensation Discussion and Analysis” below.
(3)Mr. Reagan served on the Human Resources and Compensation Committee for fiscal 2026 until he assumed the role of Interim CEO for SAIC on October 23, 2025.  He has been removed from the Human Resources and
Compensation Committee as a result of a change in his nonindependent status.
(4)Mr. Tien was appointed to the Human Resources and Compensation Committee effective September 17, 2025.
(5)    Mr. Mayopoulos served as a member of the Human Resources and Compensation Committee for fiscal 2026. He is not standing for re-election at the 2026 annual meeting of stockholders.
(6)    Dr. Graham served as a member of the Human Resources and Compensation Committee for fiscal 2026. He is not standing for re-election at the 2026 annual meeting of stockholders.
(7)Mr. Urban was appointed to the Human Resources and Compensation Committee effective April 8, 2026.

30 | Science Applications International Corporation | 2026 Proxy Statement

CORPORATE GOVERNANCE
Role of Independent Compensation Consultant
The Human Resources and Compensation Committee has retained Frederic W. Cook & Co., Inc. ("FW Cook") as its independent compensation consultant to assist the Committee in evaluating executive compensation programs and in setting executive officer compensation. The consultant only serves the Human Resources and Compensation Committee in an advisory role and does not decide or approve any compensation actions. The consultant reports directly to the Human Resources and Compensation
Committee and does not perform any services for management. The consultant’s duties include the following:

reviewing our total compensation philosophy, peer group and target competitive positioning for reasonableness and appropriateness;
reviewing our overall executive compensation program and advising the Committee on evolving trends and best practices;

providing independent analyses and recommendations to the Committee on directors' and executive officers’ compensation and new compensation and benefits programs that management submits to the Committee for approval; and

reviewing the Compensation Discussion and Analysis section of our Proxy Statement.
The consultant interacts directly with members of management only on matters under the Human Resources and Compensation
Committee’s oversight and with the knowledge and permission of the Committee. The Human Resources and Compensation
Committee has assessed the independence of FW Cook pursuant to SEC and Nasdaq rules and concluded that the firm’s work for the Committee does not raise any conflict of interest.
Compensation Committee Interlocks and Insider Participation
None of the members of our Human Resources and Compensation Committee have, at any time, been an officer or employee of ours. None of our executive officers currently serve, or in the past fiscal year have served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Human Resources and
Compensation Committee.

saic.com | 31

CORPORATE GOVERNANCE

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
MEMBERS(1)(2)(3)

Katharina G. McFarland (Chair)	Carolyn B. Handlon	Timothy J. Mayopoulos	Milford W. McGuirt

Donna S. Morea	John K. Tien, Jr.	David J. Urban

Roles and Responsibilities
The responsibilities of the Nominating and Corporate Governance Committee are
further set forth in its charter and include:
•Evaluating, identifying and recommending director nominees, including nominees proposed by stockholders;
•Reviewing and making recommendations regarding the composition and procedures of the Board;
•Making recommendations regarding the size, composition and charters of the Board’s committees;
•Developing and recommending to the Board a set of corporate governance principles, including recommending an independent director to serve as non-executive Chair of the Board or as Lead
Director (as applicable); Overseeing the company's environmental, social and governance requirements, programs, goals and risks; and
•Developing and overseeing an annual self-evaluation process of the Board and its committees.
During Fiscal 2026 the committee performed the following additional duties as assigned in their charter:
•Monitoring and Overseeing Regulatory, Enterprise and Strategic Risk Areas, including reviewing the following: operational, compliance and reputation risk management activities; and enterprise legal and strategic risk management activities, material regulatory matters, technology oversight and cyber risk.
•Monitoring and Overseeing Policies and Practices Relating to Ethics, Compliance, and Corporate
Responsibility, including reviewing the following: our Code of Conduct; third-party risk; safety;
environmental, sustainability and governance matters; contributions to charitable and other tax-exempt organizations; and political contributions and government relations.
•Overseeing Case Management and Personal Conflict of Interest Review Process for Executive
Officers and Independent Directors, including: the receipt, retention and treatment of complaints involving alleged misconduct, unethical behavior, violation of the company’s policies or potential conflict of interest involving an executive officer or any other person or matter of concern presented to the Committee by the Board.
•Overseeing the Company's Classified Business, including: the general oversight of the company's classified business activities and making recommendations to the Board and management concerning the review of the strategic, operational and financial aspects of the company’s classified business; and
the review of policies, processes, procedures, training, risk assessment and management activities applicable to the company’s classified business activities to the extent that they deviate from those applicable to the company’s non-classified business activities.

4
Meetings
held in Fiscal
2026

32 | Science Applications International Corporation | 2026 Proxy Statement

CORPORATE GOVERNANCE
(1)The Board has determined that each member of the Nominating and Corporate Governance Committee is
independent for purposes of our Corporate Governance Guidelines as well as for purposes of the Exchange Act and the applicable Nasdaq listing standards.
(2)  Mr. Mayopoulos served as a member of the Nominating and Corporate Governance Committee for fiscal 2026. He is not standing for re-election at the 2026 annual meeting of stockholders.
(3)Mr. Urban was appointed to the Nominating and Corporate Governance Committee effective April 8, 2026.
Director Nominations Process
The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for directors. The Committee regularly assesses the Board’s current and projected strengths and needs by, among other things, reviewing the Board’s current profile, the criteria for Board membership described on page 22 of this Proxy Statement and our current and future needs.
To the extent that vacancies on the Board are anticipated or otherwise arise, the Nominating and Corporate Governance
Committee prepares a target candidate profile and develops an initial list of director candidates identified by the current members of the Board, business contacts, community leaders and members of management. The Committee may also retain a professional search firm to assist it in developing a list of qualified candidates. The Nominating and Corporate Governance
Committee also considers any stockholder recommendations for director nominees that are properly received.
The Committee then screens and evaluates the resulting slate of director candidates to identify those individuals who best fit the target candidate profile and Board membership criteria and provides the Board with its recommendations. The Board then considers the recommendations and votes on whether to nominate the director candidate for election by the stockholders at the annual meeting or to appoint the director candidate to fill a vacancy on the Board.
Stockholder Nominations
Any stockholder may nominate a person for election as a director by complying with the procedures set forth in our bylaws.
Under Section 3.03 of our bylaws, in order for a stockholder to nominate a person for election as a director, the stockholder must give timely notice to our Corporate Secretary prior to the meeting at which directors are to be elected. To be timely, notice must be delivered to the Corporate Secretary not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting. If the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, however, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to that annual meeting and not later than the close of business on the 90th day prior to that annual meeting or the 10th day following the day on which we first publicly announce the date of that annual meeting, whichever occurs later.
The stockholder’s notice must include certain information as further provided in Section 3.03 of our bylaws about the nominee, the stockholder and the underlying beneficial owner, if any, including his or her respective name, age, address, occupation, shares, rights to acquire shares, information about derivatives, hedges, short positions, understandings or agreements regarding the economic and voting interests of the nominee, the stockholder and related persons with respect to our stock, if any, and any other information as would be required to be disclosed in a Proxy Statement soliciting proxies for the election of the proposed nominee. In addition, the notice must contain certain information about the stockholder proposing to nominate that person. We may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of the proposed nominee to serve as a director. A stockholder’s notice must be updated, if necessary, so that the information submitted is true and correct as of the record date for determining stockholders entitled to receive notice of the meeting.
In addition to the requirements set forth above, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.
Mandatory Retirement Policy
The Board has adopted a mandatory retirement age of 75 for all directors. It is the general policy of the Nominating and
Corporate Governance Committee not to nominate candidates for re-election at any annual stockholder meeting to be held after he or she has attained the applicable retirement age.

saic.com | 33

CORPORATE GOVERNANCE
Board of Directors Compensation
Our director compensation program is designed to attract and fairly compensate non-employee board members for the work required to oversee a company of SAIC's size, industry, and complexity and to align their interests with the long-term interests of our stockholders.
The Human Resources and Compensation Committee periodically reviews the director compensation program with the assistance of FW Cook, our independent compensation consultant and recommends to the Board the form and amount of compensation to be provided. The director compensation described below represents the total compensation received by our non-employee directors for their service.
Our director compensation program consists primarily of a cash component and an equity component with compensation levels informed by peer comparator group data and in recognition of the significant amount of time required of our directors in fulfilling their duties, as well as the skill and expertise of our directors.
Cash Compensation
Our directors receive a cash retainer for their service on the Board. For fiscal 2026, the annual retainer was $125,000 and the annual retainer for the Chair of each committee of the Board was an additional $20,000, except for the Chair of the Nominating and Corporate Governance Committee, where the annual retainer was an additional $15,000, and the Chair of the Audit
Committee, where the annual retainer was an additional $25,000. The annual retainer for the Independent Chair of the Board was an additional $200,000. Effective January 1, 2026, the Nominating and Corporate Governance Committee Chair retainer was increased by $5,000. These retainers are paid quarterly in advance. In addition to the cash retainers, non-employee directors also receive $2,000 for each meeting of the Board and each committee meeting of the Board that they attend beginning with the second meeting above the standard number of meetings over the course of a given year. We also reimburse our directors for expenses incurred while attending meetings or otherwise performing services as a director.
Equity Compensation
Directors are eligible to receive equity awards under our equity incentive plan. For fiscal 2026, each director, other than Mr.
Urban, was granted equity awards consisting of $170,000 in value of restricted stock units ("RSUs"). In connection with his appointment to the Board, Mr. Urban was granted a prorated equity award of $127,500 in value of RSUs. These RSUs vest on the earlier of one year from the date of grant or on the date of the next annual meeting of stockholders following the date of grant. A director's equity awards will become fully vested as a result of a Change in Control, Death or Disability as described in the plan. If a director retires due to our mandatory retirement policy, the director’s equity awards continue to vest as scheduled.
Deferral Plans
Directors are eligible to defer all or any portion of their cash retainers and fees into our SAIC Deferred Compensation Plan
("Deferred Compensation Plan"). This plan is described in further detail in the “Executive Compensation — Nonqualified Deferred
Compensation” section of this Proxy Statement.
Director Compensation Table
The following table sets forth information regarding the compensation earned or paid to our directors for their service in fiscal 2026.
Mr. Reagan served as a non-employee director in fiscal 2026 through October 22, 2025, at which time he was appointed Interim
Chief Executive Officer. Because he was an executive officer of the Company for a portion of fiscal 2026, Mr. Reagan is not included in this table. See “Compensation Discussion & Analysis — Compensation Tables — Summary Compensation Table” for
information about the compensation earned by Mr. Reagan in fiscal 2026 in his capacity as both a non-employee director and
Interim Chief Executive Officer of the Company.

34 | Science Applications International Corporation | 2026 Proxy Statement

CORPORATE GOVERNANCE

Name	Fees earned or paid in cash ($)(1)	Stock awards ($) (2)	Total ($)
Garth N. Graham	137,000	170,000	307,000
Carolyn B. Handlon	137,000	170,000	307,000
Yvette M. Kanouff	147,000	170,000	317,000
Timothy J. Mayopoulos	127,000	170,000	297,000
Katharina G. McFarland	142,000	170,000	312,000
Milford W. McGuirt	152,000	170,000	322,000
Donna S. Morea	337,000	170,000	507,000
Steven R. Shane	167,000	170,000	337,000
John K. Tien, Jr.	125,000	170,000	295,000
David J. Urban(3)	80,056	127,500	207,556
(1)Amounts in this column represent the aggregate dollar amount of all fees earned or paid in cash for services as a director, including annual retainer fees, committee and chair fees and meeting fees. Directors are eligible to defer all or any portion of their cash retainers and fees into our Deferred Compensation Plan.
(2)Amounts in this column reflect the grant date fair value computed in accordance with stock-based compensation accounting rules (FASB
ASC Topic 718). For fiscal 2026, each director received 1,644 RSUs, other than Mr. Urban who received 1,253 RSUs. For more information regarding our application of FASB ASC Topic 718, including the assumptions used in the calculations of these amounts, please refer to
Note 8 of Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for fiscal 2026 filed with the SEC on
March 16, 2026.
(3)  Mr. Urban annual fees and equity were prorated to reflect the portion of the year that he served on the Board since his appointment on
September 15, 2025.
At the end of fiscal 2026, the following non-employee directors held the corresponding number of unvested RSUs:

Name	Unvested stock units
Garth N. Graham	1,644
Carolyn B. Handlon	1,644
Yvette M. Kanouff	1,644
Timothy J. Mayopoulos	1,644
Katharina G. McFarland	1,644
Milford W. McGuirt	1,644
Donna S. Morea	1,644
Steven R. Shane	1,644
John K. Tien, Jr.	1,644
David J. Urban	1,253
At the end of fiscal 2026, our non-employee directors held vested options to purchase the following number of shares of our common stock:

Name(1)	Aggregate shares subject to outstanding options
Donna S. Morea	2,876
Steven R. Shane	2,876
(1)The Board discontinued stock option grants for non-employee directors effective as of January 1, 2020; therefore, Ms. Morea and Mr. Shane are the only non-employee directors who held outstanding options at the end of fiscal 2026.

saic.com | 35

CORPORATE GOVERNANCE
Stock Ownership Guidelines and Policies
The Board believes that directors should acquire and hold shares of our stock in an amount that is meaningful and appropriate.
To encourage directors to have a material investment in our stock, the Board has adopted stock ownership guidelines that require directors to hold shares of our stock with a value of at least five times the amount of each director's annual cash retainer.
Board members are required to hold all shares of stock acquired under our equity programs until this target value is achieved.
The sum of all shares owned outright, shares held in a trust for the benefit of the director or his/her immediate family members, and one-half (50%) of unvested time-based RSUs count toward the required ownership. No other equity holdings count toward meeting the ownership requirement including any unvested, unexercised stock options. In addition to these ownership guidelines, our directors are also subject to policies that prohibit certain short-term or speculative transactions in our securities that we believe carry a greater risk of liability for insider trading violations or may create an appearance of impropriety. Our guidelines require directors to obtain pre-clearance from our General Counsel for all transactions in our securities. During fiscal
2026, all members of the Board were in compliance with these stock policies and have either met or are making adequate progress toward the stock ownership guidelines.
Insider Trading Policy
We have adopted an insider trading policy governing the purchase, sale and other dispositions of our securities by directors, officers, employees and other covered persons that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to SAIC. It is also the policy of the company that we will not engage in transactions in SAIC securities while in possession of material non-public information relating to the company or SAIC securities. A copy of our insider trading policy is filed as Exhibit 19 to our Annual Report on Form 10-K for fiscal 2026, filed with the SEC on March 16, 2026.
Related Party Transactions
The Board has adopted written policies and procedures for the review and approval of transactions between us and certain
“related parties,” which are generally considered to be our directors and executive officers, nominees for director, holders of five percent or more of our outstanding capital stock and members of their immediate families. Prior to March 26, 2025, the Board delegated to the Risk Oversight Committee the authority to review and approve the material terms of any proposed related party transaction. Effective as of March 26, 2025, such authority was delegated to the Nominating and Corporate Governance
Committee upon the dissolution of the Risk Oversight Committee. If a proposed related party transaction involves a non-
employee director or nominee for election as a director and may be material to a consideration of that person’s independence, the matter is also considered by the Chair of the Board.
In determining whether to approve or ratify a related party transaction, the Nominating and Corporate Governance Committee
considers, among other factors it deems appropriate, the following factors:

potential benefits to us;
the impact on a director’s or nominee’s independence or an executive officer’s relationship with or service to us; and

whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-
party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

In deciding to approve a transaction, the Nominating and Corporate Governance Committee may, in its sole discretion, impose any conditions it deems appropriate on us or the related party. Any transactions involving the compensation of executive officers, however, are to be reviewed and approved by the Human Resources and Compensation Committee. If a related party transaction will be ongoing, the Nominating and Corporate Governance Committee may establish guidelines to be followed in our ongoing dealings with the related party. Thereafter, the Nominating and Corporate Governance Committee will review and assess ongoing relationships with the related party on at least an annual basis to determine whether they are in compliance with the Committee’s guidelines and that the related party transaction remains appropriate.
We engage in transactions and have relationships with many entities, including educational and professional organizations, in the ordinary course of our business. Some of our directors, executive officers or their immediate family members may be directors, officers, partners, employees or stockholders of these entities. We carry out transactions with these firms on customary terms. There were no transactions during fiscal 2026 in which any related party had a direct or indirect material interest.

36 | Science Applications International Corporation | 2026 Proxy Statement

CORPORATE GOVERNANCE
Communication with the Board of Directors
Any interested party may communicate with the Chair of the Board and the Chairs of our Audit, Human Resources and
Compensation, Technology, and Nominating and Corporate Governance Committees on Board and committee related issues by sending an e-mail to the following (as applicable):
•boardchair@saic.com;
•auditchair@saic.com;
•compensationchair@saic.com;
•techcommchair@saic.com; or
•nomgovchair@saic.com.
You may also write to them or to any other director, the independent directors as a group or the Board generally at the following address:
SAIC
Attention: Corporate Secretary
12010 Sunset Hills Road
Reston, Virginia 20190
Relevant communications will be forwarded to the recipients noted in the communication. Communications sent to the Board or the independent directors as a group will be forwarded to the Chair of the Board.

saic.com | 37

PROPOSAL 2
ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

38 | Science Applications International Corporation | 2026 Proxy Statement

PROPOSAL 2 - ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION
PROPOSAL 2 - ADVISORY (NON-BINDING)
VOTE ON EXECUTIVE COMPENSATION
The Board unanimously
recommends a vote FOR
this Proposal.
As required by Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.
We urge stockholders to read the Compensation Discussion and Analysis section ("CD&A") contained in this Proxy Statement, which describes in detail how we closely align the interests of our named executive officers with the interests of our stockholders.
As described in the CD&A, our compensation programs are designed to:

pay for performance by tying a majority of an executive officer’s compensation to the attainment of financial and other performance measures that, the Board believes, promotes the creation of long-term stockholder value and positions the company for long-term success;

generally provide the same types of benefits for executive officers as other employees, with no pension or death benefits for executive officers;
target total direct compensation at the median level among companies with which we compete for executive talent;
enable us to recover, or “clawback,” incentive compensation if there is any material restatement of our financial results, or if an executive officer is involved in misconduct;
require our executive officers to own a significant amount of shares of our common stock;
avoid incentives that encourage unnecessary or excessive risk-taking; and
compete effectively for talented executives who will contribute to our long-term success.
The Human Resources and Compensation Committee and the Board believe that these programs and policies are effective in implementing our pay for performance philosophy and achieving its goals. This non-binding, advisory stockholder vote, commonly known as “Say-on-Pay,” gives you, as a stockholder, the opportunity to advise whether or not you approve of our executive compensation programs and policies by voting on the following resolution:
RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related material as set forth in this Proxy Statement.
The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in the CD&A and Executive Compensation sections of this Proxy
Statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means that the vote is not binding on the company, our Board or the Human Resources and Compensation Committee. However, as an expression of our stockholders’ view, the Human Resources and Compensation Committee considers the vote when making future executive compensation decisions.
Over the past five years, stockholders have consistently approved our Say-on-Pay resolution, at an average of 94% votes cast in favor. The Human Resources and Compensation Committee, which is composed exclusively of independent directors, views this historically strong level of support for our executive compensation programs as indicative of broad stockholder agreement with the pay for performance philosophy on which our executive compensation programs are premised.
At our 2025 annual meeting, our stockholders approved the compensation of our NEOs, with approximately 85% of stockholder votes cast in favor of our 2025 Say-on-Pay resolution.

saic.com | 39

PROPOSAL 2 - ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION
Vote Required
The affirmative vote of a majority of the shares of our common stock present or represented and entitled to vote on Proposal 2 either in person or by proxy is required to approve the proposal. Abstentions have the effect of a vote against the proposal.
Broker non-votes are not entitled to vote on the proposal and will not be counted in evaluating the results of the vote. Shares of common stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. In the absence of specific instructions, properly executed, timely received and unrevoked proxies will be voted “FOR” the proposal. This advisory vote on executive compensation is non-binding.
Recommendation of the Board
The Board unanimously recommends a vote FOR the non-binding, advisory approval of the compensation of our named executive officers, as disclosed in this Proxy Statement.

40 | Science Applications International Corporation | 2026 Proxy Statement

Proposal 3 - Advisory (Non-Binding) Vote on Frequency of Vote on Executive Compensation

saic.com | 41

Proposal 3 - Advisory (Non-Binding) Vote on Frequency of Vote on Executive Compensation
Proposal  3 - Advisory (Non-Binding)
Vote on Frequency of Vote on
Executive Compensation
The Board unanimously
recommends a vote for a
frequency of ONE YEAR
for this Proposal.
We are providing our stockholders with the opportunity to vote, on a non-binding, advisory basis, on whether future advisory votes on executive compensation, or “Say-on-Pay,” of the nature reflected in Proposal 2 above should occur every year, every two years or every three years.
At our 2020 annual meeting of stockholders, the stockholders of the company recommended one year as the frequency of advisory voting on executive compensation. We have had annual Say-on-Pay votes since our 2020 annual meeting. After careful consideration of the three alternatives, the Board believes that continuing to hold an advisory vote on executive compensation every year is the most appropriate policy for the company at this time and recommends that stockholders vote for future advisory votes on executive compensation to occur every year.
While our executive compensation programs are designed to promote a long-term connection between pay and performance, the
Board recognizes that executive compensation decisions and disclosures are made annually and that an annual advisory vote on executive compensation would provide us with more direct and immediate feedback. Stockholders should note, however, that because the advisory vote on executive compensation occurs after the beginning of the compensation year, it may not be appropriate or even feasible to change the company’s current annual or multi-year executive compensation programs in response to any one year’s advisory vote before the following year’s annual meeting of stockholders. If we decide that responsive changes are appropriate, but immediate implementation is not practical, the impact of those changes may not be fully reflected in the following year’s proxy statement. In addition, the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, which may affect our ability to consider and implement responsive changes.
Vote Required
This advisory vote on the frequency of future Say-on-Pay votes is non-binding. Stockholders will be able to specify one of four choices for this Proposal 3 on the proxy and voting instruction card: one year, two years, three years or abstain. The frequency of future Say-on-Pay votes receiving the highest number of votes (one, two or three years) by stockholders will be considered the frequency recommended by stockholders. Abstentions, a failure to vote and broker "non-votes" will have no effect on the outcome of the proposal. Shares of common stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. In the absence of specific instructions, properly executed, timely received and unrevoked proxies will be voted for "ONE YEAR" as the frequency of future Say-on-Pay votes.
Stockholders are not voting to approve or disapprove the Board’s recommendation. We currently expect to conduct an annual advisory vote on executive compensation, unless the voting results indicate a stockholder preference for a less frequent vote. In any case, the Board may vary its practice in future years based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.
Recommendation of the Board
The Board unanimously recommends stockholders vote "ONE YEAR" as the frequency to conduct future advisory votes on executive compensation.

42 | Science Applications International Corporation | 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

saic.com | 43

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis ("CD&A") provides important information about our executive compensation philosophy and programs for fiscal 2026. In addition, this CD&A describes compensation decisions made by our Human
Resources and Compensation Committee of the Board (sometimes referred to in this CD&A as the "Committee"), which is responsible for overseeing the compensation programs for our executive officers (current and former), including the officers named in the executive compensation tables in this Proxy Statement (collectively, the "named executive officers" or "NEOs").
Our Named Executive Officers for Fiscal 2026

James C. Reagan Chief Executive Officer	Prabu Natarajan Executive Vice President, Chief Financial Officer	Srinivas Attili Executive Vice President, Civilian Business Group	Hilary L. Hageman Executive Vice President, General Counsel and Corporate Secretary	Kathleen T. McCarthy Executive Vice President, Chief Human Resources Officer
Former Executive Officers who were Named Executive Officers for Fiscal 2026:
•Toni Townes-Whitley - Former Chief Executive Officer
•James J. Jackson - Former Executive Vice President, Army Business Group
•David C. Ray - Former Executive Vice President, Space and Intelligence Business Group
Executive Transition
Ms. Townes-Whitley served as Chief Executive Officer and a member of the Board until her separation from service on October
23, 2025. Ms. Townes-Whitley received the standard benefits as described in the section "Executive Compensation—Potential
Payments upon Termination or a Change in Control" pursuant to the Severance Policy.
Mr. Reagan, who was already a member of the Board, was appointed as interim Chief Executive Officer, effective as of October
23, 2025, and transitioned to permanent CEO on February 17, 2026. Previously, he served as an independent director and member of the audit and compensation committees. His selection as permanent CEO followed an extensive search process and was unanimously approved by the Board. As interim CEO, Mr. Reagan received annual compensation outlined in the "Executive
Compensation" section. As permanent CEO, he receives annual compensation comparable to compensation paid to prior CEOs and aligned with competitive pay levels observed among the Company's market peers. As an employee director, he does not serve on any Board committees or receive additional compensation for his Board service.
As a result of the business group consolidation and reorganization, Mr. Jackson, who served as EVP, Army Business Group, and
Mr. Ray, who served as EVP, Space and Intelligence Business Group, until November 13, 2025 served as non-executive employees of the company until their separation from service effective January 30, 2026. They received the standard benefits as described in the section  "Executive Compensation—Potential Payments upon Termination or a Change in Control" pursuant to the Severance Policy.

44 | Science Applications International Corporation | 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
CD&A Table of Contents

Executive Summary	44	Other Policies and Considerations	55
Fiscal 2026 Business Highlights	44	Assessment of Risks in our Compensation Programs	55
Compensation Philosophy and Pay Mix	45	Equity Award Grant Practices	55
Program Design Overview	46	Stock Ownership Guidelines and Stock Holding Requirements	55
Governance of Our Compensation Programs	47	Prohibition on Hedging or Pledging Company Stock or Purchasing “On Margin”	56
Results of 2025 Stockholder Advisory Vote	47	“Clawback” or Compensation Recoupment Policies	56
Principal Elements and Objectives of Our Compensation Program	48	Post-Employment Benefits	56
Committee Process for Determining Compensation	49	Executive Severance and Change in Control Policy	57
Components of Fiscal 2026 Compensation Programs	50
Other Benefits Provided in Fiscal 2026	54
Executive Summary
Fiscal 2026 Business Highlights
In fiscal year 2026, we delivered solid financial performance in a challenging market environment. While revenue declined due to softer demand and several recompete losses, profitability and cash generation remained strong, supported by disciplined execution and the unwavering dedication of our workforce, who continued to advance higher‑value mission and engineering work for our customers.
Throughout the year, we advanced our strategic priorities, strengthened operational discipline, and made progress aligning our portfolio with areas where we have the greatest right to win. We secured several noteworthy program awards while navigating pressure in our large enterprise IT portfolio. Our book‑to‑bill trending back above 1.0x and a positive budget environment support our expectation of returning to growth. Meanwhile, robust free cash flow reflected strong program execution and demonstrated the resilience of our business.
(1)Non-GAAP financial measure; see the Appendix to Proxy Statement for a reconciliation of such measure against the most directly comparable GAAP financial measure.

saic.com | 45

COMPENSATION DISCUSSION AND ANALYSIS
Full‑year adjusted EBITDA(1) increased to 9.7% of revenues, up from 9.5% in the prior year, reflecting cost efficiencies and solid program performance. Operating cash flow and free cash flow(1) were again strong at $609 million and $577 million, respectively, enabling continued shareholder returns while supporting strategic investments, such as our SilverEdge acquisition. Our enterprise transformation and business development initiatives position us well as we enter fiscal year 2027 with a focus on improving growth, enhancing margins, and supporting our customers’ most critical missions.
We attribute our stock’s relative underperformance to recent revenue declines driven by poor recompete results in certain portions of our portfolio. Going forward, we will tighten our bidding criteria in these parts of the market. At the same time, we are increasing investment in areas of the business that are performing at or above industry standards. We expect this refined allocation of resources and renewed focus to support long‑term value creation. Our compensation programs, particularly the use of a relative TSR metric in our long‑term incentive awards, reinforces management accountability and ensures continued
alignment with shareholders over multi‑year performance periods.
Total Shareholder Return ("TSR")
as of January 30, 2026
Compensation Philosophy and Pay Mix
The Company maintains a strong “pay-for-performance” compensation philosophy focused on attracting and retaining high quality executive talent and rewarding our executive officers primarily through variable compensation. Fixed compensation (i.e., base salary) is set at appropriate levels to avoid competitive disadvantage and comprises the smallest portion of overall compensation. We believe that this philosophy serves to both encourage and recognize performance excellence and helps drive stockholder value while facilitating a sustainable fixed-cost structure.
The charts below depict approximate percentages for each element of target total direct compensation during fiscal 2026 and demonstrate how compensation is significantly weighted towards variable at-risk compensation (short-term cash incentives, performance stock units ("PSUs"), and restricted stock units ("RSUs")). For the CEO pay mix chart, the following percentages represent the compensation of our former CEO, Ms. Townes-Whitley, during her employment until her separation from service effective October 23, 2025,  and our current CEO, Mr. Reagan, during his service as Interim Chief Executive Officer beginning
October 23, 2025. For the Other NEOs pay mix chart, the following percentages represent compensation for the former and current NEOs. The details of CEO and Other NEOs compensation are provided in the "Executive Compensation" section of this
Proxy Statement.

46 | Science Applications International Corporation | 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

CEO

16%
Base Salary
25%
Short-Term Cash Incentives
32%
RSUs
27%
PSUs
84%
Variable Performance Based
Variable At-Risk with Performance

Other NEOs (Average)

30%
PSUs
26%
Base
Salary
74%
Variable
Performance
Based
20%
RSUs
24%
Short-Term Cash
Incentives
Variable At-Risk with Performance

Total target direct compensation for NEOs is benchmarked against median levels of compensation of comparable positions in publicly traded companies of our size and in our industry. Consistent with our pay-for-performance philosophy, actual earned compensation varies above or below the median level based on the degree to which specific performance goals are achieved, changes in our stock value over time and the individual performance of each NEO.
As indicated above, base salary represents a significantly smaller portion of overall compensation than variable compensation while a more meaningful portion is allocated to annual cash incentive awards that focus executives on near-term objectives supporting our long-term strategy. The largest portion of overall compensation for our executive officers is allocated to long-term incentives, supporting long-term value creation and aligning the interests of our executive officers with those of our stockholders.
Program Design Overview
For fiscal 2026, we maintained the short-term performance metrics used over the past several fiscal years. The short-term incentive plan combines revenue, adjusted EBITDA dollars, and adjusted operating cash flow performance with an individual leadership score multiplier. For the long-term PSU metrics for fiscal 2026, we replaced cumulative adjusted operating cash flow with cumulative free cash flow to better align with our long-term business strategy and shareholder focus. The PSUs granted in fiscal 2026 continued to include cumulative adjusted EBITDA and relative total shareholder return as the other two performance metrics. The PSUs are performance-based RSUs that vest and are settled at the end of a three-year performance period. The combination of PSUs and time-based RSUs (vesting over 3 years) provide an appropriate balance of medium-term and long-
term incentives. See the Appendix to this Proxy Statement for a reconciliation as to how each non-GAAP performance measure is calculated as compared to the most closely comparable GAAP measure.
By aligning significant portions of NEOs’ compensation with profitable growth and cash flow, a substantial portion of total compensation for our NEOs is directly linked to key metrics that we believe drive long-term sustained stockholder returns.
Based on Company performance in fiscal 2026, the calculated payout of the short-term cash portion of annual incentives was
66.7% of target, as discussed in greater detail beginning on page 52. The Committee applied an individual leadership score multiplier up to 1.2x to the calculated annual incentive awards for each NEO, based upon an assessment of each executive's relative performance during the year. PSUs granted for the fiscal 2024 through 2026 performance period were earned at 113.1%
of target, as discussed in greater detail on page 55.

saic.com | 47

COMPENSATION DISCUSSION AND ANALYSIS
Governance of Our Compensation Programs
Our compensation programs incorporate best practices regarding corporate governance, risk mitigation and alignment of executive officers’ interests with stockholders’ interests. The following are key features of our compensation practices:

AT SAIC, WE ...	AT SAIC, WE DO NOT ...

Believe in pay for performance—simply put, we reward
our NEOs when the company performs.
Conduct an annual review by the Committee to
establish a group of comparable companies to be used
in compensation decisions.
Review and consider feedback provided by our
stockholders related to executive compensation
matters.
Mitigate against imprudent risk-taking through
balancing features in the design of our compensation
programs.
Subject cash and equity-based incentive compensation
to “clawback” policies if there is a restatement of our
financial results for any reason or if the employee was
involved in misconduct.
Require significant stock ownership of our executive
officers.
Use an independent compensation consultant who
reports directly to the Committee.
Provide “double-trigger” provisions for certain change in
control benefits.

Permit cash buyout or re-pricing of underwater stock
options.
Guarantee any bonus payouts to executive officers.
Provide employment agreements for executive officers.
Provide golden parachute excise tax gross-ups on
change in control benefits.
Permit hedging or pledging of Company stock or
purchasing Company stock on margin by our executive
officers.
Offer defined benefit pension benefits to our executive
officers or other employees.
Provide excessive perquisites for executive officers.

Results of 2025 Stockholder Advisory Vote
Over the past five years, as shown in the graphic below, our stockholders have consistently approved our executive advisory vote, commonly referred to as a "Say-on-Pay" vote, at an average of 94%.The Committee, which is composed exclusively of independent directors, views this historically strong level of support for our executive compensation programs as indicative of broad stockholder agreement with the pay for performance philosophy on which our executive compensation programs are premised.

2021	2022	2023	2024	2025
97%	97%	94%	97%	85%
At our 2025 annual meeting, our stockholders approved the compensation of our NEOs, with approximately 85% of stockholder votes cast in favor of our 2025 Say-on-Pay resolution. As support for the resolution was not as robust as SAIC has historically experienced, the company initiated targeted shareholder outreach to understand the underlying reasons.
We welcome feedback from stockholders regarding our executive compensation programs, which are described in more detail below. Stockholders desiring to communicate with the Board or the Human Resources and Compensation Committee may do so
as described under "Communication with the Board of Directors" in this Proxy Statement. The Committee will continue to take into account stockholder votes on Say-on-Pay resolutions when evaluating our compensation philosophy and making changes to our compensation programs and practices. See “Proposal 2—Advisory (Non-Binding) Vote on Executive Compensation” in this
Proxy Statement for additional information on our 2026 Say-on-Pay resolution.

48 | Science Applications International Corporation | 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
Principal Elements and Objectives of Our Compensation Program
The following chart summarizes the components, relevant performance measures and time frames of our compensation program for fiscal 2026. Consistent with our philosophy of tying pay to performance, base salary represents a significantly smaller portion of overall compensation than variable compensation. We use a combination of cash and equity incentive awards to foster and reward performance in key areas over near-term and long-term timeframes. We discuss each component beginning on page 51.

Emphasis	Type	Element	Form	1 YEAR	3 YEARS
SHORT-TERM EMPHASIS	FIXED	Base Salary	Cash	Reviewed annually to consider individual level of responsibility, expertise, skills, knowledge and experience and competitive market compensation practices	
SHORT-TERM EMPHASIS	VARIABLE AT RISK	Annual Incentive Award	Cash	Revenue: 33.3% EBITDA: 33.3% Operating Cash Flow: 33.3% Leadership Score Multiplier: Up to 1.2x	
LONG-TERM EMPHASIS	VARIABLE AT RISK	Long-Term Incentive Award	Equity	Restricted Stock Units	Stock Value and Retention: 100%
LONG-TERM EMPHASIS	VARIABLE AT RISK	Long-Term Incentive Award	Equity	Performance Stock Units	Cumulative EBITDA: 33.3% Cumulative Free Cash Flow: 33.3% Relative Total Shareholder Return: 33.3%

saic.com | 49

COMPENSATION DISCUSSION AND ANALYSIS
Committee Process for Determining Compensation
At the beginning of each fiscal year, the Committee reviews and approves the following elements of compensation to be provided to each of our NEOs:

base salary;
payout range for the annual cash incentive awards that may be earned for the upcoming year and the performance goals and criteria upon which the amount of the awards will be determined;
mix and amount of equity incentive awards to be granted to our executive officers; and

payout range for PSUs that may be earned for the performance period beginning in that fiscal year and the length of the performance period, goals and criteria upon which the amount of the awards for the relevant performance period will be determined.

In determining the amounts of compensation to be awarded to our NEOs, the Committee considers the Company’s overall performance and competitive market data for our compensation peer group.
Company performance is the primary factor in determining variable compensation. The amount of any cash or performance-based equity incentive awards to be paid upon completion of the applicable performance period is determined based upon our achievement of short- and long-term financial goals set at the beginning of the fiscal year or performance period, as the case may be. However, the final cash incentive award payout also reflects an individual leadership multiplier score. The
Committee retains the ability to use negative discretion to reduce payouts when appropriate.
Individual performance is a factor in setting base salaries. In determining base salaries for our NEOs, the Committee reviews a performance assessment for each of our executive officers, as well as compensation recommendations for the NEOs other than the Chief Executive Officer made by the Chief Executive Officer. The Committee also considers market data, analysis and recommendations regarding executive officer compensation provided by FW Cook, its independent compensation consultant. The NEOs do not propose their own compensation.
The Committee assesses our Chief Executive Officer's performance. In determining compensation for our Chief
Executive Officer, the Committee meets in executive session and evaluates his or her performance based on his or her achievement of performance objectives that are established at the beginning of the fiscal year. Formal input is received from the independent directors and the executive leadership team. The Committee also considers the Chief Executive Officer’s leadership contributions towards the Company’s performance, including financial results, development and achievement of strategic objectives, progress in building capability among the executive leadership team, development of a succession plan for executive leadership and corporate governance leadership, as well as market data and analysis and recommendations provided by the
Committee’s independent compensation consultant. The Committee determines the Chief Executive Officer’s compensation and then reviews his or her evaluation and compensation with the Board’s independent directors. The Chief Executive Officer does not propose his or her own compensation and is not present for discussions of his or her performance and compensation. The
Independent Chair of the Board and the Chair of the Committee then present the Committee’s evaluation and compensation determination to the Chief Executive Officer.
The Committee closely monitors laws, regulations and guidance regarding executive compensation, including that which is applicable to companies doing business with the U.S. Government.  We are committed to ensuring compliance with all such laws, regulations and guidance.  Among other things, our strong “pay-for-performance” compensation philosophy incentivizes meeting or exceeding strategic performance objectives while driving strong operational success on our contracts that support our U.S. Government customers’ mission priorities.
The Committee reviews our compensation peer group annually. The Committee uses peer group information as a reference point for assessing compensation levels and practices. The Committee, with the assistance of FW Cook, annually reviews and approves the list of companies to ensure its appropriateness.  In evaluating and selecting companies for inclusion in the peer group, the Committee targets comparably sized publicly traded information technology, consulting, defense, and engineering companies, as well as companies with whom we compete for executive talent with similar roles and responsibilities, which we refer to as our “compensation peer group.”
For fiscal 2026, the compensation peer group used to determine target compensation was reviewed and approved by the
Committee in the fall 2024 Committee meeting and remained unchanged from the previous year.

50 | Science Applications International Corporation | 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Booz Allen Hamilton Holding Corporation (BAH)	KBR, Inc. (KBR)
CACI International Inc (CACI)	Leidos Holdings, Inc. (LDOS)
CGI Inc. (GIB)	Maximus, Inc. (MMS)
DXC Technology Company (DXC)	Parsons Corporation (PSN)
Huntington Ingalls Industries, Inc. (HII)	Tetra Tech, Inc. (TTEK)
ICF International (ICFI)	Textron Inc. (TXT)
Jacobs Solutions Inc. (J)
The compensation peer group generally reflects companies with annual revenues between one-third to three times our estimated revenues for the fiscal year in which the peer group is reviewed. Compensation data from two nationally-recognized, broad-
based third-party surveys provides the Committee with additional perspective regarding the competitive landscape for executive talent. To be competitive in the market for our executive-level talent, we benchmark overall compensation for our NEOs against the market median. Actual cash incentive awards paid and PSUs earned vary, consistent with our pay-for-performance philosophy, based on pre-established performance metrics and may therefore generate realized compensation that is higher or lower than the market median.
Components of Fiscal 2026 Compensation Programs
Base Salary
In reviewing and approving the fiscal 2026 base salaries for our NEOs, the Committee considered its independent compensation consultant’s analysis of pay levels which indicated that base salaries were generally competitive to market. Individual base salaries also reflect the Committee’s judgment with respect to each NEO’s roles and responsibilities, leadership skills, performance and work experience. The Committee reviews NEOs’ base salaries annually or at the time of a promotion or a substantial change in responsibilities based on the above-described criteria.
In fiscal 2026, base salaries for certain NEOs were increased to better align their compensation with the market for comparable positions and are summarized below.

Name	Fiscal 2026 Base Salary	Percentage Increase from Fiscal 2025 Base Salary
James C. Reagan(1)	$1,200,000	__
Prabu Natarajan	$720,000	0.0%
Kathleen T. McCarthy(2)	$575,000	__
Srinivas Attili	$550,000	0.0%
Hilary L. Hageman(3)	$600,000	4.3%
Toni Townes-Whitley	$1,200,000	0.0%
James J. Jackson(3)	$425,000	6.3%
David C. Ray	$425,000	0.0%
(1)Mr. Reagan was appointed Interim Chief Executive Officer in fiscal 2026 and earned a prorated percentage of his annual base salary for the period from October 23, 2025 through the fiscal year end. His fiscal 2026 annual base salary was set at the same level as that of our former
Chief Executive Officer.
(2)Ms. McCarthy joined the Company in fiscal 2026 and earned a prorated percentage of her annual base salary for the period from May 12,
        2025 through the fiscal year end.
(3)Ms. Hageman and Mr. Jackson received base salary increases to be more competitive with peer group and/or survey market median compensation.

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COMPENSATION DISCUSSION AND ANALYSIS
Short-Term Incentive Awards
Our short-term incentive (“STI”) plan is the primary compensation element used to reward NEO accomplishments against established business goals approved by our Committee within a given year. Our annual cash incentive awards are based upon performance against predetermined goals for the fiscal year to encourage and reward contributions to our annual financial, operating and strategic objectives.
Performance goals for short-term incentive awards. At the beginning of each fiscal year, the Committee sets and approves threshold, target and maximum performance goals for the upcoming year based on objective financial goals. Further, the Committee reviews and approves the corresponding target cash incentive awards based upon the achievement of those goals. No amount is payable for below-threshold performance. When threshold performance is met, payouts are determined on a straight-line basis between threshold and target performance and between target and maximum performance up to a maximum payout of 200%.
The diagram below illustrates how we determined fiscal 2026 cash incentive awards to our NEOs under our STI plan, which is followed by a more detailed description of the performance for fiscal 2026.
(1)EBITDA is a non-GAAP financial measure and should be read in conjunction with net income, a GAAP financial measure; see the
Management’s Discussion and Analysis of Financial Conditions and Results of Operations section in Part II, Item 7 of our Annual Report on
Form 10-K for the year ended January 30, 2026, for further information.
Performance measures for fiscal 2026. The financial performance measures for fiscal 2026 were closely aligned with the
Company’s strategy for sustained profitable growth and long-term value creation.
For fiscal 2026, we maintained the core financial measures that we used in fiscal 2024 and 2025: revenue, adjusted EBITDA, and adjusted operating cash flow with equal weightings of 33.3%. These metrics focus on profitable growth and strong cash generation. The financial performance measures, their relative weightings, the threshold, target and maximum achievement levels and actual performance for our short-term incentive program for fiscal 2026, as approved by the Committee, are reflected in the table below.
Fiscal 2026 Short-Term Incentive Awards

Financial Measures(1)	Weight	Threshold	Target	Maximum	Actual(1)	% of Target Achieved	Weighted Avg Payout %
Adjusted Revenue	33.3%	$7.574B	$7.808B	$8.042B	$7.288B	93.3%	0.0%
Adjusted EBITDA	33.3%	$728M	$750M	$787M	$711M	94.8%	0.0%
Adjusted Operating Cash Flow	33.3%	$552M	$569M	$597M	$618M	108.6%	66.7%
STI Financial Score %							66.7%
(1)See the Appendix to this Proxy Statement for a reconciliation as to how each adjusted non-GAAP performance measure is calculated as compared to the most closely comparable GAAP measure.

52 | Science Applications International Corporation | 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
Determination of leadership score. The score reflects performance during the fiscal year and is focused on both what and how results were achieved based on a mix of quantitative and qualitative performance and leadership expectations with a focus on enabling our strategic culture shifts and upholding our core values. The leadership score range for the NEOs is up to 1.2x
(meaning that a multiplier up to +20% may apply) to allow for greater differentiation in executive payouts to account for outsized negative or positive performance and drive greater ability to reflect leader accountability. The final score is based upon an assessment of each executive's relative performance and is determined by the Committee for the Chief Executive Officer and
with input from the Chief Executive Officer for the other NEOs.
Determination of short-term incentive amounts. For fiscal 2026, the Committee set the STI target amount at 150% of base salary for the Chief Executive Officer and between 80% and 100% of base salary for the other NEOs based on applicable market data. Using the STI target award amount, the Committee applied the financial and leadership score based upon an assessment of each executive's relative performance during the year. The STI amount paid is subject to a maximum payout of
200% of target. For our NEOs, the STI target award amounts as a percentage of base salary and STI amount paid for fiscal 2026 were as follows:

Name	Base Salary	STI Target as % of Base Salary	STI Financial Score	STI Amount Paid
James C. Reagan(1)	$1,200,000	150%	66.7%	$400,200
Prabu Natarajan	$720,000	100%	66.7%	$576,288
Kathleen T. McCarthy	$575,000	90%	66.7%	$414,207
Srinivas Attili	$550,000	80%	66.7%	$234,784
Hilary L. Hageman	$600,000	100%	66.7%	$480,240
Toni Townes-Whitley(2)	$1,200,000	150%	66.7%	$360,180
James J. Jackson	$425,000	80%	66.7%	$181,424
David C. Ray	$425,000	80%	66.7%	$158,746
(1)Mr. Reagan was appointed Interim Chief Executive Officer in fiscal 2026 and his short-term incentive was prorated based on number of months worked from October 23, 2025 through the fiscal year end.
(2)  Ms. Townes-Whitley served as Chief Executive Officer until her separation from service in fiscal 2026 and her short-term incentive was prorated based on number of months worked from the start of the fiscal year to her separation from service effective October 23, 2025.
Long-Term Incentive Awards
We provide equity incentive awards to our NEOs to motivate them to stay with us and build long-term shareholder value through their future performance. We benchmark our NEOs’ long-term incentive award opportunities at the median of the competitive market. The following forms of long-term incentive compensation were provided to our NEOs in fiscal year 2026:

saic.com | 53

COMPENSATION DISCUSSION AND ANALYSIS

Performance Stock Units (60%)
Incentivize our NEOs to achieve specific measurable financial goals over a three-year performance cycle. Earned shares vest and are issued at the end of the performance cycle and range from 0% for below threshold performance to 200% for maximum performance.
PSUs are granted annually in overlapping performance cycles and serve as a tool to align pay and Company performance and to retain our
NEOs. Dividend equivalents are accumulated in cash and are paid at the end of the three-year performance cycle to the extent that the underlying PSUs are earned.

Restricted Stock Unit (40%)
Align pay and Company performance as reflected in our stock price, encourage retention of our NEOs’ services and promote continued
investment by our executives in Company stock. RSUs awarded in fiscal 2026 vest over a three-year period in 33% installments at each anniversary of the grant date. Dividend equivalents on unvested RSUs accumulate in cash and are paid when and if the underlying RSUs vest.

Fiscal 2026-2028 Performance Stock Units
For fiscal 2026, 60% of the long-term incentives awarded to our NEOs were provided in the form of PSUs (valued at target payout). The performance measures and corresponding weightings for the fiscal 2026 PSUs are as follows:

Performance Measures	Weight	Description
Cumulative Adjusted EBITDA	33.3%	Three-year cumulative goal set at the beginning of the performance period
Cumulative Adjusted Free Cash Flow	33.3%	Three-year cumulative goal set at the beginning of the performance period
Relative Total Shareholder Return (rTSR)	33.3%
Three-year TSR performance compared to our compensation peer group.
TSR is calculated based on a 30 trading day average at the beginning and end of the performance period, with dividends assumed to be reinvested as of ex-dividend date.

At the beginning of each three-year performance period, the Committee establishes the performance measures to be used for that performance period, their weightings and the levels of performance on those measures for the entire three-year performance period that will generate threshold, target, and maximum payouts. The number of PSUs delivered at the end of the three-year performance cycle may range from 0% for below threshold performance to 50% for threshold performance and up to 200% for maximum performance. When the performance threshold is met, payouts are determined on a straight line interpolation basis for performance levels between threshold and target and between target and maximum. The final PSU payout is delivered at the end of the three-year performance cycle.
The financial targets are closely aligned with the Company’s long-term financial strategy, and not publicly disclosed at the time of the award issuance due to the proprietary and competitive nature of this information. For rTSR, we measure our ranking as compared to our compensation peer group. Threshold is set at the 25th percentile, target at the 50th percentile and maximum at the 75th percentile. For rTSR, the range for payout is 0% for threshold performance to 200% for maximum performance with payouts determined on a straight line interpolation. Final achievement and payouts for each of the above goals will be determined and disclosed by the Committee following the conclusion of fiscal 2028.
In addition to the annual long-term incentive awards, Ms. McCarthy received a one-time sign-on grant on June 6, 2025 with a grant date fair value of $400,067 that vests 33% on the first, second and third year anniversaries of the grant date. Mr. Reagan received a one-time sign-on RSU award on December 5, 2025 in connection with his appointment as Interim Chief Executive
Officer with a grant date fair value of $2,000,072 and that vests the earlier of the one year anniversary of the grant date or the appointment of a permanent CEO, which occurred on February 17, 2026 when Mr. Reagan was appointed permanent CEO.
Prior to his Interim CEO status, Mr. Reagan also received the annual grant of RSUs as a non-employee director in June 2025 with a grant date fair value of $170,039. Each of the sign-on awards are aimed at recruiting and retaining critical executives of the Company.

54 | Science Applications International Corporation | 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
Certification of Fiscal 2024-2026 Performance Stock Units. The Compensation Committee reviewed and approved performance against pre-established targets for the fiscal 2024-2026 PSUs. Payout amounts for fiscal 2024-2026 performance stock units were as follows:
Fiscal 2024-2026 Performance Stock Units Payout

Performance Measures	Performance Period	Weight	Threshold 50%	Target 100%	Maximum 200%	Actual(1)	% of Target Achieved	Weighted Avg Payout %
Cumulative Adjusted EBITDA	FY24-26	33%	$1.991B	$2.075B	$2.159B	$2.101B	101.6%	139.3%
Cumulative Adjusted Operating Cash Flow	FY24-26	33%	$1.454B	$1.514B	$1.590B	$1.694B	111.9%	200.0%
Performance Measures	Performance Period	Weight	Threshold 0%	Target 100%	Maximum 200%	Actual(1)		Weighted Avg Payout %
Relative Total Shareholder Return	FY24-26	33%	25.0%	50.0%	75.0%	25.0%		0.0%
PSU Payout Percentage								113.1%
(1)See the Appendix to this Proxy Statement for a reconciliation as to how each adjusted non-GAAP performance measure is calculated as compared to the most closely comparable GAAP measure.
Other Benefits Provided in Fiscal 2026
In addition to the elements of direct compensation described above, we also provide our NEOs with the following benefits:
Health and welfare benefits. Our NEOs are entitled to participate in the health and welfare plans that we generally offer to all of our eligible employees, which provide medical, dental, health, group term life insurance and disability benefits. We believe that these health and welfare benefits are reasonable in scope and amount and are of the kind typically offered by other companies against which we compete for executive talent. Additionally, our NEOs are eligible to participate in a physical health program. The program provides the NEOs with a comprehensive medical assessment and personalized preventive strategies to maintain and improve personal health.
Retirement benefits. Our NEOs are entitled to participate in the same defined contribution retirement plan that is generally available to all of our eligible employees. Currently, we provide matching contributions to eligible participants’ retirement plan accounts based on a percentage of their eligible compensation under applicable rules. The amount of contributions we made to the retirement plan accounts of each of our participating NEOs in fiscal 2026 was $14,000 per person with the exception of Mr.
Ray, Mr. Reagan and Ms. McCarthy.  The matching contribution amount for Ms. McCarthy was $9,952. Mr. Ray and Mr. Reagan did not contribute to the SAIC Retirement Plan. The Committee believes that contributions to this retirement program permit our
NEOs to save for their retirement in a tax-effective manner, are reasonable in scope and amount and are of the kind typically offered by other companies against which we compete for executive talent.
Deferred compensation plan. To provide other tax-deferred means to save for retirement, we maintain the Deferred
Compensation Plan that allows our NEOs and other eligible participants to elect to defer a portion of any cash incentive awards granted to them under our incentive plans and a portion of their eligible salary. Though the Company may make discretionary contributions to participating NEOs, we made no contributions to NEOs’ Deferred Compensation Plan accounts for fiscal 2026.
Vested deferred balances under the Deferred Compensation Plan will generally be paid upon retirement or termination. We also have an additional frozen deferred compensation plan. These plans are described in more detail under “Executive Compensation,
Nonqualified Deferred Compensation” below in this Proxy Statement.
Perquisites and personal benefits. We do not provide excessive perquisites or personal benefits to our NEOs. Given the nature of our business, we believe security is necessary and generally provided to other executives within our industry. As the safety and security of our NEOs is of utmost importance, certain security measures are provided, including physical security, residential security, network security and dark web monitoring in response to escalating cybersecurity threats.

saic.com | 55

COMPENSATION DISCUSSION AND ANALYSIS
Other Policies and Considerations
Assessment of Risks in our Compensation Programs
In the design and oversight of our compensation programs for NEOs and all employees, each year the Committee, with assistance from FW Cook, the Committee’s independent compensation consultant, and management, assesses risks related to our pay practices and incentive programs. The risk assessment is focused on identifying risks associated with our compensation programs and the mix of each type of compensation element we provide to our NEOs and all employees, as well as the measures that the Company may employ to mitigate those risks. The Committee believes that the following features of our compensation programs effectively mitigate excessive risk-taking that could harm our value or reward poor judgment by our
NEOs or other employees:

short-term incentive measures are balanced among different financial measures, with goals that are intended to be achievable upon realistic levels of performance;
significant weighting towards long-term incentive compensation promotes long-term decision making and discourages short-term risk-taking;
goals are based on Company performance measures, which mitigates excessive risk-taking within any particular business operation;
maximum payouts are capped at levels that do not reward excessive risk-taking;
our compensation recoupment policies allow us to recover compensation based on financial results that are subsequently restated or if fraud or intentional misconduct is involved; and
our stock ownership guidelines encourage a long-term perspective.
For fiscal 2026, the Human Resources and Compensation Committee discussed and analyzed risks associated with the
Company’s compensation policies and practices for executive officers and all employees generally. The Committee did not identify any risks arising from the Company’s compensation programs or practices that are reasonably likely to have a material adverse effect on the Company.
Equity Award Grant Practices
The Committee is responsible for the administration of our equity incentive plans. Generally, in advance of each fiscal year, the
Committee will select predetermined dates on which equity awards will be granted to our employees, including our NEOs, during the following fiscal year. These grant dates are selected to occur after the dates we anticipate releasing our annual or quarterly financial results. We generally grant equity incentive awards to our directors, executive officers and all other eligible employees on an annual basis shortly after we announce our financial results for the recently completed fiscal year. In addition to these annual grants, the Committee predetermines four quarterly dates on which any additional equity incentive awards may be made to eligible NEOs or other employees in connection with an offer of employment, for retention purposes or to recognize performance.  The company does not schedule its equity grants in anticipation of the release of material non-public information
(“MNPI”) nor does the company time the release of MNPI based on equity grant dates. The Committee approves all equity awards made to our NEOs.
Employee Stock Ownership Guidelines and Stock Holding Requirements
We encourage our employees to own our stock so that they are motivated to maximize our long-term performance and drive sustained stock value creation. We have adopted stock ownership guidelines for our executive officers that require them to accumulate and maintain stock holdings calculated as a multiple of their base salary, depending on their role. The sum of all shares owned outright, shares held in a trust for the benefit of the employee or his/her immediate family members, vested stock held in the KESDP and MSCP compensation plans, stock held in a retirement plan and one-half (50%) of unvested time-based
RSUs count toward the required ownership. No other equity holdings count toward meeting the ownership requirement including any unvested PSUs or unvested, unexercised stock options.

56 | Science Applications International Corporation | 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

POSITION	TARGET OWNERSHIP (Multiple of Base Salary)
Chief Executive Officer	5x
Other Named Executive Officers	3x
In addition to stock ownership guidelines, we also maintain a stock holding requirements policy, which mandates that executive officers must hold 100% of the net shares acquired under our equity incentive programs until the applicable multiple of base salary is achieved.
Prohibition on Hedging or Pledging Company Stock or Purchasing “On Margin”
We have established policies that prohibit all executive officers, directors and employees from engaging in any short selling and hedging transactions in our securities that may carry a greater risk of liability for insider trading violations and also create an appearance of impropriety. For example, with respect to our securities, our executive officers, directors and employees are not permitted to engage in any short sales or any trading in puts, calls or other derivatives on an exchange or other organized market. In addition, we prohibit our executive officers, directors and employees from pledging company stock as collateral for a loan or purchasing company stock “on margin.” Further, our executive officers, directors and senior managers are required to obtain pre-clearance from our General Counsel for all transactions in our securities.
“Clawback” or Compensation Recoupment Policies
We maintain a mandatory compensation recovery policy for our current and former Section 16 officers and other officers as designated by the Human Resources and Compensation Committee to require recovery of certain incentive-based compensation pursuant to Rule 10D-1 of the Exchange Act and the applicable stock exchange rules. This mandatory compensation recovery policy was filed as an exhibit to our annual report on Form 10-K for the fiscal year ended February 2, 2024.
In addition (and not in lieu of the mandatory compensation recovery policy), we have a discretionary compensation recovery policy pursuant to which we may require executive officers and other employees who receive incentive compensation to return cash and equity incentives if there is a required accounting restatement to correct an error in previously issued financial statements (upon which the incentive compensation was based). If we determine that recovery is appropriate, we will seek repayment of the difference between the incentive compensation paid and the incentive compensation that would have been paid, if any, based on the restated financial results. This policy also gives us discretion to recover cash and equity incentive compensation from any employee involved in fraud or intentional misconduct whether or not such conduct results in a restatement of our financial results. In cases of fraud or misconduct, we may seek recovery of short-term cash incentives and/or any equity compensation paid (and/or any subsequent gains realized from the sale of any underlying SAIC shares). We may seek to recover the applicable amount of compensation from incentive compensation paid or awarded, as a reduction from future payments of incentive compensation, or by cancellation of outstanding equity awards.
Post-Employment Benefits
We do not maintain a defined benefit or other supplemental retirement plan that would entitle our executive officers to receive company-funded payments if they leave the Company.
Upon certain terminations of employment, including death, disability, retirement or a change in control, our employees, including our NEOs, may be eligible for continued vesting of equity awards on the normal schedule or accelerated vesting in full or on a pro rata basis, depending on the nature of the event and the type of award. The purpose of these provisions is to protect previously earned or granted awards by making them available following the specified event. Because these termination provisions are contained in our standard award agreements for all recipients and relate to previously granted or earned awards, we do not consider these potential termination benefits as a separate item in compensation decisions for our NEOs. Our long-
term incentive plans do not provide for additional benefits or tax gross-ups. For more information about potential post-employment benefits, see “Executive Compensation—Potential Payments upon Termination or a Change in Control” in this Proxy Statement.

saic.com | 57

COMPENSATION DISCUSSION AND ANALYSIS
Executive Severance and Change in Control Policy
None of the NEOs have employment agreements with the Company.  We maintain an Executive Severance, Change in Control and Retirement Policy which specifies the compensation and benefits payable in connection with certain termination events for our executive officers in change in control, non-change in control, and retirement events as further described in this Proxy
Statement under “Executive Compensation—Potential Payments upon Termination or a Change in Control.” We believe that this policy provides an important benefit to us by helping alleviate any concern the executive officers might have during a potential change in control of our Company and permitting them to focus their attention on our business. In addition, we believe that this policy is an important recruiting and retention tool, as many of the companies with which we compete for talent have similar arrangements in place for their senior management.
There are no excise tax gross-up provisions authorized by the policy. This policy renews for successive one-year terms each year, unless the Company provides notice to the eligible executive officers of either amendments to the policy or termination of the policy or has provided notice to an individual eligible executive officer that he or she is no longer eligible for the policy no later than November 1 of the term year. This annual term permits the Committee to review regularly the amount of benefits that would be provided to our executive officers in connection with certain termination events and to consider whether to continue providing those benefits.
For the upcoming fiscal year, the Committee intends to review the Executive Severance, Change in Control and Retirement
Policy to ensure it remains market-aligned and competitive with industry peers.

58 | Science Applications International Corporation | 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
Human Resources and Compensation Committee Report
The Human Resources and Compensation Committee has reviewed and discussed with our management the Compensation
Discussion and Analysis included in this Proxy Statement. Based upon this review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
Steven R. Shane (Chair)
Garth N. Graham
Timothy J. Mayopoulos
Donna S. Morea
John K. Tien Jr.
David J. Urban

saic.com | 59

EXECUTIVE COMPENSATION

60 | Science Applications International Corporation | 2026 Proxy Statement

EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth information regarding compensation earned by our NEOs. The compensation set forth below was earned for service to SAIC during fiscal 2026, and, if applicable, during fiscal 2025 and fiscal 2024. All compensation is disclosed, whether or not such amounts were paid in such year.
Beginning October 23, 2025, Mr. Reagan served as the Interim CEO and transitioned to the permanent role of CEO on February 17,
2026.  He continues to serve as a director of the Company and, prior to October 23, 2025, was an independent director and served on the audit and compensation committee.

Name and principal position	Fiscal Year(1)	Salary ($)(2)	Bonus ($)(3)	Stock awards ($)(4)	Non-equity incentive plan compensation ($)(5)	All other compensation ($)(6)	Total ($)
James C. Reagan Interim Chief Executive Officer	2026	381,904	—	2,170,111	400,200	1,268	2,953,483
Prabu Natarajan Chief Financial Officer	2026	720,000	—	1,908,866	576,288	25,803	3,230,957
	2025	716,923	—	1,695,945	1,143,072	15,131	3,571,071
	2024	696,154	—	1,784,097	1,400,000	27,538	3,907,789
Kathleen T. McCarthy Executive Vice President, Chief Human Resources Officer	2026	398,077	300,000	1,564,113	414,207	222,266	2,898,663
Hilary L. Hageman Executive Vice President, General Counsel and Corporate Secretary	2026	596,154	—	1,459,828	480,240	14,000	2,550,222
	2025	571,154	—	1,296,884	836,798	15,131	2,719,967
Srinivas Attili Executive Vice President, Civilian Business Group	2026	550,000	—	909,534	234,784	34,035	1,728,353
	2025	391,346	1,000,000	1,704,111	480,249	20,517	3,596,223
Toni Townes-Whitley Former Chief Executive Officer	2026	923,077	—	8,420,562	360,180	8,378,227	18,082,046
	2025	1,200,000	—	6,384,074	2,619,540	38,129	10,241,743
	2024	578,077	—	7,175,963	3,232,320	3,958	10,990,318
James J. Jackson Former Executive Vice President, Army Business Group	2026	421,154	—	842,184	181,424	1,191,122	2,635,884
David C. Ray Former Executive Vice President, Space and Intelligence Business Group	2026	425,000	—	561,541	158,746	1,290,478	2,435,765
	2025	424,878	—	1,498,931	359,856	1,331	2,284,996

saic.com | 61

EXECUTIVE COMPENSATION
(1)Compensation is provided only for fiscal years for which each individual qualified as a NEO.
(2) For Mr. Reagan, the amount shown in this column represents $95,750 in the cash retainer for his service as a non-employee director in fiscal 2026 through October 22, 2025, and $286,154 in base salary earned during fiscal 2026 for his service as Interim Chief Executive
Officer beginning October 23, 2025. For Ms. Townes-Whitley, the amount shown in this column for fiscal 2026 represents her salary during employment until her separation from service effective October 23, 2025. For Mr. Jackson and Mr. Ray, the amount shown in this column for fiscal 2026 represents their salary during employment until separation from service effective January 30, 2026.
(3)In connection with her appointment as Executive Vice President, Chief Human Resources Officer, Ms. McCarthy received a sign-on bonus of $300,000.
(4)Amounts shown in this column reflect the grant date fair value computed in accordance with stock-based compensation accounting rules
(FASB ASC Topic 718). The amounts shown include the aggregate grant date fair value of RSUs and PSUs. Values for the PSUs are computed based on the target number of shares. If the maximum level of the performance conditions was achieved, the value of the fiscal
2026 PSUs included in the “Stock Awards” column would be as follows: Mr. Natarajan, $2,457,581; Ms. McCarthy, $1,448,046; Ms.
Hageman, $1,879,433; Mr. Attili, $1,170,984; Ms. Townes-Whitley, $10,841,102; Mr. Jackson, $1,084,275; and Mr. Ray, $722,944. Amounts
shown in this column also include for Ms. McCarthy, the RSU sign-on award that she received with a grant date fair value of $400,067, and for Mr. Reagan, the RSU sign-on award he received in connection with his appointment as Interim Chief Executive Officer that had a grant date fair value of $2,000,072 and the annual grant of RSUs that he received as a non-employee director with a grant date fair value of
$170,039.
    For more information regarding our application of FASB ASC Topic 718, including the assumptions used in the calculations of these amounts, please refer to Note 8 of Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for fiscal 2026 filed with the SEC on March 16, 2026.
(5)Amounts shown in this column represent the actual amounts paid to the NEOs under our cash incentive award program for performance in fiscal 2026. The threshold, target and maximum payouts are shown in the “Grants of Plan-Based Awards” table under the column headed
“Estimated future payouts under non-equity incentive plan awards.”
(6)Amounts shown in this column for fiscal 2026 include matching contributions of $14,000 made by the Company under the SAIC Retirement
Plan on behalf of all of our NEOs with the exception of Ms. McCarthy whose amount was $9,952 and Mr. Reagan and Mr. Ray, who did not contribute to the SAIC Retirement Plan. Amounts shown also include expenses related to the physical health program benefits during fiscal
2026 on behalf of our NEOs as follows: Mr. Natarajan, $5,550; Ms. McCarthy, $5,550; Mr. Attili, $5,550; and Ms. Townes-Whitley, $2,100.
Additionally, amounts shown reflect expenses related to security costs which include residential security, network security and dark web monitoring on behalf of our NEOs as follows: Mr. Natarajan, $6,253; Ms. McCarthy, $4,000; Mr. Attili, $14,485; and Ms. Townes-Whitley,
$44,972. Amounts shown for Ms. McCarthy also include taxable relocation expenses of $202,764. Amounts shown for Mr. Reagan and Ms.
Townes-Whitley also include taxable transportation expenses of $1,268, and $252 respectively. Amounts shown for Ms. Townes-Whitley includes total cash severance benefits per the terms of her separation from service on October 23, 2025 and the benefits provided under the Company's Executive Severance, Change in Control and Retirement Policy in the amount of $8,316,903. Amounts shown for Mr.
Jackson and Mr. Ray include total cash severance benefits per the terms of their separation from service on January 30, 2026 and the benefits provided under the Company's Executive Severance, Change in Control and Retirement Policy in the amount as follows: Mr.
Jackson, $1,177,122; and Mr. Ray, $1,290,478.  Ms. Townes-Whitley, Mr. Jackson and Mr. Ray incurred FICA tax obligations in the amount of $111,164, $17,589, and $33,249 respectively, in connection with the vesting of outstanding RSUs. The Company paid the tax obligation on their behalf and the former executives repaid the Company in full via payroll deduction. This repayment approach through payroll deduction is the Company’s standard approach for any employee that has RSUs vest after the employee becomes Special Retirement Plan eligible.

62 | Science Applications International Corporation | 2026 Proxy Statement

EXECUTIVE COMPENSATION
Grants of Plan-Based Awards
The annual cash incentive plan for fiscal 2026 is described in the CD&A. For services during fiscal 2026, the NEOs received two types of equity incentive plan awards: (1) restricted stock units, and (2) performance stock units. Annual RSU grants vest over three years. PSU grants vest subject to performance goals related to the three-year cumulative adjusted EBITDA, cumulative adjusted free cash flow, and relative TSR. Dividend equivalents on unvested RSUs and PSUs accumulate in cash and are paid when and if the underlying awards vest. The following table sets forth information regarding the cash and equity incentive awards made to our NEOs in fiscal 2026 pursuant to our STI Plan and our 2023 Equity Incentive Plan.

				Estimated future payouts under non equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards(2)			All other stock awards; number of shares of stock or units (#)(3)	Grant date fair value of stock and option awards ($)(4)
Name	Award type	Grant date	Approval date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mr. Reagan	Cash	—	—	900,000	1,800,000	3,600,000	—	—	—	—	—
	RSU(5)	06/04/2025	06/03/2025	—	—	—	—	—	—	1,644	170,039
	RSU(6)	12/05/2025	10/23/2025	—	—	—	—	—	—	19,649	2,000,072
Mr. Natarajan	Cash	—	—	360,000	720,000	1,440,000	—	—	—	—	—
	PSU	04/04/2025	03/25/2025	—	—	—	4,464	8,928	17,856	—	1,228,790
	RSU	04/04/2025	03/25/2025	—	—	—	—	—	—	5,952	680,076
Ms. McCarthy	Cash	—	—	258,750	517,500	1,035,000	—	—	—	—	—
	PSU	06/06/2025	04/04/2025	—	—	—	3,222	6,443	12,886	—	724,023
	RSU	06/06/2025	04/04/2025	—	—	—	—	—	—	4,295	440,023
	RSU	06/06/2025	04/04/2025	—	—	—	—	—	—	3,905	400,067
Ms. Hageman	Cash	—	—	300,000	600,000	1,200,000	—	—	—	—	—
	PSU	04/04/2025	03/25/2025	—	—	—	3,414	6,827	13,654	—	939,716
	RSU	04/04/2025	03/25/2025	—	—	—	—	—	—	4,552	520,112
Mr. Attili	Cash	—	—	220,000	440,000	880,000	—	—	—	—	—
	PSU	04/04/2025	03/25/2025	—	—	—	2,127	4,254	8,508	—	585,492
	RSU	04/04/2025	03/25/2025	—	—	—	—	—	—	2,836	324,041
Ms. Townes-Whitley	Cash	—	—	900,000	1,800,000	3,600,000	—	—	—	—	—
	PSU	04/04/2025	03/25/2025	—	—	—	19,692	39,384	78,768	—	5,420,551
	RSU	04/04/2025	03/25/2025	—	—	—	—	—	—	26,256	3,000,011
Mr. Jackson	Cash	—	—	170,000	340,000	680,000	—	—	—	—	—
	PSU	04/04/2025	03/25/2025	—	—	—	1,970	3,939	7,878	—	542,138
	RSU	04/04/2025	03/25/2025	—	—	—	—	—	—	2,626	300,047
Mr. Ray	Cash	—	—	170,000	340,000	680,000	—	—	—	—	—
	PSU	04/04/2025	03/25/2025	—	—	—	1,313	2,626	5,252	—	361,472
	RSU	04/04/2025	03/25/2025	—	—	—	—	—	—	1,751	200,069

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EXECUTIVE COMPENSATION
(1)Amounts in these columns represent the threshold, target and maximum payout amounts of cash incentive awards with actual payouts based upon the achievement of pre-established levels of performance during fiscal 2026, as discussed in our CD&A in this Proxy Statement.
        The actual amounts that were paid to our NEOs with respect to fiscal 2026 are set forth in the table entitled “Summary Compensation Table”
        under the column headed “Non-equity incentive plan compensation.”
(2)Amounts in these columns represent PSUs which are subject to performance goals related to the three-year cumulative adjusted EBITDA, three-year cumulative adjusted free cash flow, and relative total shareholder return. Shares are issuable at the end of the three-year performance cycle depending on the level that the predetermined goals have been satisfied, subject to the Human Resources and
Compensation Committee’s discretion to decrease the number of shares that are ultimately issued at the end of the performance cycle.
(3)Amounts in this column, other than the amounts for Mr. Reagan, represent April 4, 2025 and June 6, 2025 grants of RSUs, which vest 33%
on the first, second, and third year anniversaries of the date of grant.
(4)Amounts represent the grant date fair value determined in accordance with FASB ASC Topic 718. These amounts do not reflect the value that may be actually realized by the recipient and do not reflect changes in our stock price after the date of grant. The values included for the PSUs are based on the target number of shares.
(5)Amount reflects the annual grant of RSUs that Mr. Reagan received as a non-employee director, which vests in full on the earlier of one year from the date of grant or on the date of the next annual meeting of stockholders following the date of grant.
(6)Amount reflects the RSU sign-on award that Mr. Reagan received in connection with his appointment as Interim Chief Executive Officer, which vested on February 17, 2026, the date Mr. Reagan was appointed permanent Chief Executive Officer.

64 | Science Applications International Corporation | 2026 Proxy Statement

EXECUTIVE COMPENSATION
Outstanding Equity Awards at Fiscal Year End
The following table sets forth information regarding outstanding equity awards that were held by our NEOs at the end of fiscal 2026.

		Stock awards
Name	Grant Date	Number of shares of stock or units that have not vested (#)(1)	Market value of shares of stock or units that have not vested ($)(2)	Equity Incentive Plan awards; number of unearned shares, units or other rights that have not vested (#)(3)	Equity Incentive Plan awards; market or payout value of unearned shares, units or other rights that have not vested ($)(2)
Mr. Reagan	12/05/2025	19,649	1,999,482	—	—
	06/04/2025	1,644	167,293	—	—
Mr. Natarajan	04/04/2025	5,952	605,676	—	—
	04/04/2025	—	—	17,856	1,817,027
	04/05/2024	3,503	356,465	—	—
	04/05/2024	—	—	15,758	1,603,534
	04/07/2023	1,855	188,765	—	—
Ms. McCarthy	06/06/2025	8,200	834,432	—	—
	06/06/2025	—	—	12,886	1,311,279
Ms. Hageman	04/04/2025	4,552	463,212	—	—
	04/04/2025	—	—	13,654	1,389,431
	04/05/2024	2,679	272,615	—	—
	04/05/2024	—	—	12,050	1,226,208
	04/07/2023	1,484	151,012	—	—
Mr. Attili	04/04/2025	2,836	288,591	—	—
	04/04/2025	—	—	8,508	865,774
	06/07/2024	7,559	769,204	—	—
	06/07/2024	—	—	8,322	846,847
Ms. Townes-Whitley	04/04/2025	26,256	2,671,811	—	—
	04/04/2025	—	—	78,768	8,015,432
	04/05/2024	13,183	1,341,502	—	—
	04/05/2024	—	—	59,320	6,036,403
	06/12/2023	8,008	814,894	—	—
Mr. Jackson	04/04/2025	2,626	267,222	—	—
	04/04/2025	—	—	7,878	801,665
	04/05/2024	1,031	104,915	—	—
	04/05/2024	—	—	4,636	471,759
	04/07/2023	464	47,217	—	—
Mr. Ray	04/04/2025	1,751	178,182	—	—
	04/04/2025	—	—	5,252	534,444
	09/13/2024	7,411	754,143	—	—
	04/05/2024	1,031	104,915	—	—
	04/05/2024	—	—	4,636	471,759
	04/07/2023	526	53,526	—	—
(1)Information in this column relates to RSUs held by our NEOs at the end of fiscal 2026. All RSUs except the RSUs granted on September 13,
2024, June 4, 2025 and December 5, 2025 vest annually over a three-year period at each anniversary of the grant date. The September 13,
2024 award will vest in full on January 29, 2027. The June 4, 2025 award pertains to the annual grant that Mr. Reagan received as a non-
employee director that will vest in full on June 3, 2026.  The December 5, 2025 award vested on February 17, 2026 with the appointment of
Mr. Reagan as permanent CEO.
(2)Based on $101.76 per share, the closing sales price of our common stock on Nasdaq on January 30, 2026.
(3)The number of PSUs reflected in this column represent the PSUs awarded for the fiscal 2025-2027 and fiscal 2026-2028 performance cycles. The number of PSUs that can be earned has been disclosed in this column at a maximum payout based on performance through
January 30, 2026. The PSUs are not settled until after the performance period when performance results are certified by the Human
Resources and Compensation Committee.

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EXECUTIVE COMPENSATION
Option Exercises and Stock Vested
The following table sets forth information regarding shares of common stock acquired by our NEOs during fiscal 2026 upon the vesting of RSUs and the vesting of fiscal 2024-2026 PSUs.

	Stock awards
Name	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)(2)
Mr. Reagan	1,451	148,394
Mr. Natarajan	15,202	1,598,412
Ms. McCarthy	—	—
Ms. Hageman	13,943	1,444,364
Mr. Attili	3,777	390,995
Ms. Townes-Whitley	55,306	5,701,399
Mr. Jackson(3)	3,337	352,172
Mr. Ray(3)	3,769	397,949
(1)  Includes PSUs earned in connection with the PSU for the fiscal 2024-2026 performance period and a portion of time-based RSUs granted during previous fiscal years.
(2)  Value realized on vesting disclosed above is based on the closing price per share of our common stock on Nasdaq on the applicable vest date. For the earned fiscal 2024-2026 PSUs, the value is based on the closing price per share of our common stock on Nasdaq on the vesting date of January 30, 2026 of $101.76.
(3)    The FY24-26 PSU grant for Mr. Jackson and Mr. Ray was subject to different performance conditions under a non-NEO plan (Cumulative
EBITDA and Cumulative Operating Cash Flow each weighted 50%; Relative TSR performance applied as a modifier) with a final PSU payout percentage of 135.7% of target.

66 | Science Applications International Corporation | 2026 Proxy Statement

EXECUTIVE COMPENSATION
Nonqualified Deferred Compensation
The Deferred Compensation Plan became effective January 1, 2015 and is a pre-tax savings plan that allows eligible participants, which includes our NEOs, to defer up to 80% of their salary and cash bonus compensation as well as director cash retainer and meeting fees. Deferrals into the Deferred Compensation Plan are not included as eligible compensation for the calculation of the company match in the SAIC Retirement Plan. If there is a loss of company match in the SAIC Retirement Plan because of a deferral into the Deferred Compensation Plan, the Company may, at its sole discretion, make up the difference in company matching contribution to the Deferred Compensation Plan. Participants elect to have deferred balances paid on a specific date while they are still employed or upon retirement or separation of service in the form of a lump sum payment or in annual installments over five, 10, or 15 years.
The SAIC 401(k) Excess Deferral Plan ("Excess Plan") was closed on December 31, 2014 and no further deferrals are allowed.
The investment options in the Excess Plan are similar to those in the SAIC Retirement Plan (our 401(k) plan), but do not include the SAIC Stock Fund. Vested deferred balances under this plan will generally be paid following retirement or separation from service in the form of a lump sum payment or annual installments paid over a period of up to 10 years.
The SAIC Key Executive Stock Deferral Plan was closed on December 31, 2014 and no further deferrals are allowed. Participant balances generally correspond to stock units of our common stock which may be held by a rabbi trust to fund benefits for participants. We make no contributions to participants’ accounts under the Key Executive Stock Deferral Plan. Distributions under the Key Executive Stock Deferral Plan are then made to participants in shares of common stock corresponding to the number of vested stock units held for the participant. Vested deferred balances under this plan will generally be paid upon retirement or separation from service.
The following table sets forth information regarding deferrals under and aggregate earnings and withdrawals in fiscal 2026 through our nonqualified deferred compensation plans in which the NEOs participated. There were no company matching contributions made to the NEOs’ accounts under any of the plans in fiscal 2026.

Name(1)	Plan	Executive contributions in fiscal 2026 ($)(2)	Aggregate earnings in fiscal 2026 ($)(3)	Aggregate withdrawals/ distributions in fiscal 2026	Aggregate balance at fiscal year-end ($)(4)
Mr. Reagan	Deferred Compensation Plan	163,260	26,267	—	372,461
Mr. Natarajan	Deferred Compensation Plan	372,614	153,149	—	1,391,744
Mr. Jackson	Deferred Compensation Plan	—	52,960	—	663,010
	Excess Plan	—	5,365	—	30,382
	Key Executive Stock Deferral Plan	—	(32,618)	—	660,525
Mr. Ray	Deferred Compensation Plan	186,418	161,348	—	1,081,885
(1)  Ms. McCarthy, Ms. Hageman, Mr. Attili and Ms. Townes-Whitley are not included in this table because they have not participated in any nonqualified deferred compensation plans.
(2)Amounts in this column include salary deferrals in fiscal 2026 and annual incentive bonus paid in fiscal 2026 for fiscal 2025 performance.
For Mr. Reagan, $115,385; Mr. Natarajan, $144,000; and Mr. Ray, $78,462 of this amount is reported as fiscal 2026 compensation in the
Summary Compensation Table.
(3)With respect to the Deferred Compensation Plan, amounts in this column represent aggregate returns on the investments elected by participants from the diverse investment options available to participants under the plans. Participants may change their investment elections at any time. The returns on the investment options available to eligible participants during fiscal 2026 ranged from -0.14% to
41.03%. The amounts in this column are not included in the Summary Compensation Table.
(4)Amounts in this column represent the value of the holders’ accounts at the end of fiscal 2026, which includes the following amounts reported in the Summary Compensation Table for the amounts contributed by the plan holder for the prior year: Mr. Reagan, $47,875 Director
Retainer and Meeting fees; Mr. Natarajan, $228,614; and Mr. Ray, $107,957.

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EXECUTIVE COMPENSATION
Potential Payments upon Termination or a Change in Control
We have an Executive Severance, Change in Control and Retirement Policy (“Severance Policy”) that applies to designated eligible officers, including all of our active NEOs, which became effective as of September 5, 2023, and which provides certain benefits to the active NEOs upon their termination of employment under the circumstances described below, including in connection with a change in control or retirement. In addition, our Amended and Restated 2013 Equity Incentive Plan (“2013
Plan”) and the award agreements thereunder, as well as the 2023 Equity Incentive Plan (“2023 Plan”) provide for accelerated vesting and exercisability of equity awards under the circumstances described below, including in connection with a change in control (or in the case of the 2023 Plan, upon certain terminations in connection with a change in control).
Severance Policy
Severance benefits under the Severance Policy are conditioned on the NEO signing and not revoking a general waiver and release and signing and complying with a two-year non-compete agreement.
Under the Severance Policy, if within 90 days preceding or 21 months following a change in control an active NEO is involuntarily terminated by the Company for any reason other than for cause, death, or disability or resigns for good reason, he or she will be entitled to receive a lump sum cash payment equal to two times (or three times in the case of our chief executive officer) the sum of (i) the executive officer’s then current annual base salary and (ii) the target annual incentive bonus for the fiscal year in which the termination occurs. If the executive officer’s annual base salary was higher during the 90-day period prior to the change in control, that higher amount will be used to determine the amount of the lump sum cash payment to which the executive officer is entitled. The executive officer is also entitled to receive a lump sum cash payment in an amount equal to 24 months (or 36 months in the case of our chief executive officer) of the monthly COBRA premium for continued group medical coverage for the executive officer and his or her eligible dependents, outplacement services for a period of 12 months and up to a maximum of
$25,000, and a lump sum cash payment equal to a pro-rata portion of the executive's target annual bonus opportunity for the bonus cycle in which the termination occurs. For a change of control related termination, the NEO's outstanding equity awards will be governed by the terms of the 2013 Plan or 2023 Plan, as applicable.
Under the terms of the Severance Policy, if, other than during the period before or after a change in control as described above, an active NEO is involuntarily terminated by the Company for any reason other than for cause, death or disability, he or she will be entitled to receive a lump sum cash payment equal to 1.5 times (or two times in the case of our chief executive officer) the sum of (i) the executive officer’s then current annual base salary and (ii) the average of the most recent three actual annual cash bonuses paid (or the average of all of the actual annual cash bonuses paid for such shorter time if the executive officer has not been employed by us for at least three annual bonus cycles). The executive will continue to vest in all previously granted equity awards under the 2013 Plan or 2023 Plan per the original terms of the award, but without any minimum holding period requirements and without any proration of the award. The executive officer is also entitled to receive a lump sum cash payment in an amount equal to 18 months (or 24 months in the case of our chief executive officer) of the monthly COBRA premium for continued group medical coverage for the executive officer and his or her eligible dependents, outplacement services for a period of 12 months and up to a maximum of $25,000, and a lump sum cash payment equal to a pro-rata portion of the executive's annual bonus opportunity for the bonus cycle in which the executive's termination occurs to be paid per the Company's usual payment schedule at the percentage payable per the Company's fiscal year annual financial performance goal attainment. After the COBRA eligibility period has expired, the executive may elect to remain on or join the SAIC health care plan in a retiree rate pool until Medicare eligible at the executive’s expense.
Under the terms of the Severance Policy, if an active NEO intends to retire and provides the Company with at least six months advanced written notice of their termination and agrees to sign a two-year non-compete agreement, he or she will be entitled to receive a lump sum cash payment in an amount equal to 18 months (or 24 months in the case of our chief executive officer) of the monthly COBRA premium for continued group medical coverage for the executive officer and his or her eligible dependents and a lump sum payment equal to a pro-rata portion of the executive's annual bonus opportunity for the bonus cycle in which the executive's retirement occurs to be paid per the Company's usual payment schedule at the percentage payable per the
Company's fiscal year annual financial performance goal attainment. After the COBRA eligibility period has expired, the executive may elect to remain on or join the SAIC health care plan in a retiree rate pool until Medicare eligible at the executive’s expense.
The executive will continue to vest in all previously granted equity wards under the 2013 Plan or 2023 Plan per the original terms of the award, but without any minimum holding period requirements and without any proration of the award.
The Severance Policy generally defines a termination for “cause” if the termination is on account of the officer’s (i) conviction, or entering a plea of no contest, committing an act of fraud, embezzlement, theft or other felony, (ii) willful engagement in illegal conduct or gross misconduct that is significantly injurious to the Company, or (iii) failure to perform employment duties in a reasonably satisfactory manner after notice from the Company and, if the failure is capable of being cured, a 30-day opportunity to cure the failure. A resignation is generally defined to be for “good reason” if it is due to (i) a material adverse change in authority, duties or responsibilities (including if following a change of control the executive officer is no longer an executive), (ii) a material reduction in base salary or target bonus or any failure to pay the NEO any compensation to which the NEO is entitled within 15 days after the date when due, or (iii) a relocation of the individual’s principal place of employment of more than 50

68 | Science Applications International Corporation | 2026 Proxy Statement

EXECUTIVE COMPENSATION
miles, and the Company has failed to remedy the event or condition after receiving notice of the same. The Severance Policy defines a “change in control” in the same manner as the term is defined in our 2023 Plan, as described below.
The Severance Policy provides that in the event that Internal Revenue Code Section 280G excise taxes may be payable by an executive, the executive will either receive payment in full, or have their payments cut-back to the largest amount which will avoid excise taxes, depending on which option results in receipt of the greatest amount of severance benefits by the executive on an after-tax basis.
The Severance Policy automatically renews on December 31 of the applicable year for the following year, unless, prior to a
“change in control” and not later than November 1 of such year, the Severance Policy is amended or terminated, and participants are provided notice.
Equity Awards Under the 2013 Plan
Under our 2013 Plan, the vesting of stock option and RSU awards will accelerate in full if the successor entity in a change in control does not assume or replace outstanding awards or, if such awards are assumed or replaced, and the award recipient’s employment ends within 18 months after the change in control due to termination without cause or resignation for good reason.
The award agreements for PSUs issued under our 2013 Plan provide that if a change in control occurs before the end of a performance period, the performance period will be terminated and an award recipient will be entitled to receive, immediately prior to the change in control, a number of shares equal to the number determined by the committee to have been earned for each fiscal year in the performance period completed before the change in control, plus a pro rata portion of the shares determined by the committee to have been earned during the year in which the change in control occurred.
The 2013 Plan generally defines a “change in control” as (i) a merger or consolidation in which the Company is not the surviving corporation, (ii) a merger in which the Company is the surviving corporation but after which the Company’s pre-merger shareholders no longer own their Company shares, (iii) a sale of substantially all of the Company’s assets, or (iv) the acquisition, sale or transfer of more than 50% of the Company’s outstanding shares by tender offer or similar transaction. “Cause” for termination is generally defined in the 2013 Plan as employment-related dishonesty, fraud or misconduct likely to cause significant injury to the Company or its personnel, and “good reason” is defined in a manner similar to that under the Severance Policy.
Other than in the context of a change in control, RSU awards and option awards will vest in full immediately if employment ends due to death or disability, and, under those circumstances, options will remain exercisable for a period of time, which under the
2013 Plan is until the expiration date of the option award. Our PSU agreements provide that if employment ends due to death, an award recipient’s estate will be entitled to promptly receive a number of shares determined in the same manner as if a change in control had occurred on the date of death. If employment ends due to disability, after the completion of the first fiscal year of the performance period, a pro rata portion (based on the portion of the performance period completed prior to the employment termination) of the performance stock units determined to have been earned at the end of the three-year performance period will be paid out after the end of the performance period.
Under our Special Retirement eligibility provisions as described in the award agreement(s), employees who retire, including our
NEOs, may continue vesting in their stock option awards if they have held those options for at least 12 months prior to retirement and they retire (i) after age 59 1/2 with at least ten years of service or (ii) after age 59 1/2 when age at termination plus years of service equals at least 70. Our executive officers who retire after reaching the applicable mandatory retirement age, however, will be allowed to continue to vest in their option awards without regard to the 12 month holding requirement. Under the same conditions, executive officers may continue vesting in their RSU awards, and may receive the same pro rata payout of PSUs as applies in the event of a termination due to disability. We have the right to terminate continued vesting if a retiree violates confidentiality, non-solicitation or similar obligations to us.
In any other termination scenario involving an equity award recipient, including a NEO, the 2013 Plan provides that all unvested
RSUs, options and PSUs are forfeited. Under these circumstances, vested options remain exercisable for 90 days or until the option expiration date, if earlier. However, as noted above, the Severance policy allows designated eligible officers, including all of our active NEOs, to continue vesting in their equity awards if the executive officer is involuntarily terminated without cause or as a result of their retirement.
Equity Awards Under the 2023 Plan
Under our 2023 Plan, upon the occurrence of an award recipient’s termination of employment by the Company for any reason
(other than cause, death, or disability) or upon the recipient’s resignation for good reason, in each case, within 18 months of a change in control, any outstanding awards that are subject to a time-based vesting condition will accelerate and vest in full. The
2023 Plan provides that if a change in control occurs before the end of a performance period, the performance period will be terminated and an award recipient will be entitled to receive, immediately prior to the change in control, a number of shares equal to the number determined by the committee to have been earned for each fiscal year in the performance period completed

saic.com | 69

EXECUTIVE COMPENSATION
before the change in control, plus a pro rata portion of the shares determined by the committee to have been earned during the fiscal year in which the change in control occurred.
The 2023 Plan generally defines a “change in control” as (i) a merger or consolidation in which the Company is not the surviving corporation, (ii) a merger in which the Company is the surviving corporation but after which the Company’s pre-merger shareholders no longer own their Company shares, (iii) a sale of substantially all of the Company’s assets, or (iv) the acquisition, sale or transfer of more than 50% of the Company’s outstanding shares by tender offer or similar transaction. “Cause” for termination is generally defined in the 2023 Plan as employment-related dishonesty, fraud, misconduct or disclosure or misuse of confidential information that is likely to cause significant injury to the Company or its personnel, and “good reason” is defined in a manner similar to that under the Severance Policy.
Other than in the context of a change in control, RSU awards will vest in full immediately if employment ends due to death or disability. Our PSU agreements provide that if employment ends due to death, an award recipient’s estate will be entitled to promptly receive a number of shares determined in the same manner as if a change in control had occurred on the date of death.
If employment ends due to disability, a pro rata portion (based on the portion of the performance period completed prior to the employment termination) of the performance stock units determined to have been earned at the end of the three-year performance period will be paid out after the end of the performance period.
Under our Special Retirement eligibility provisions as described in the award agreement(s), employees who retire, including our
NEOs, may continue vesting in their RSU awards if they have held those RSUs for at least 12 months prior to retirement and they retire (i) after age 59 1/2 with at least ten years of service or (ii) after age 59 1/2 when age at termination plus years of service equals at least 70. Under the same conditions, executive officers may receive the same pro rata payout of PSUs as applies in the event of a termination due to disability. We have the right to terminate continued vesting if a retiree violates confidentiality, non-solicitation or similar obligations to us. In addition, as noted above, the Severance Policy allows designated eligible officers, including all of our active NEOs, to continue vesting in their equity awards if the executive officer is involuntarily terminated without cause or as a result of their retirement.
In any other termination scenario involving an equity award recipient, including a NEO, the 2023 Plan provides that all unvested
RSUs and PSUs are forfeited.
Other Separation Agreements
In connection with the separation of Ms. Townes-Whitley from the Company, Ms. Townes-Whitley and the Company entered into a separation agreement that entitles Ms. Townes-Whitley to receive: (i) a cash payment of $8,251,860, which is equal to 2.0 multiplied by the sum of Ms. Townes-Whitley base salary and three-year average bonus payments, which was paid on the 60th day following the termination date; (ii) a cash payment of $40,043, which is equal to 24 months of the monthly COBRA premium for continued group medical coverage for Ms. Townes-Whitley; (iii) continued vesting in all previously granted awards under the
2023 Plan per the original terms of the award, but without any minimum holding period requirements and without any proration of the award; (iv) a cash payment equal to Ms.Townes-Whitley's annual bonus opportunity for the bonus cycle in which the termination occurred, to be paid per the Company's usual payment schedule and at the percentage payable per the Company's fiscal year annual bonus financial performance scores; and (v) reimbursement for outplacement services suitable for a period of
12 months and up to a maximum of $25,000.
In connection with the separation of Mr. Jackson from the Company, Mr. Jackson and the Company entered into a separation agreement that entitles Mr. Jackson to receive: (i) a cash payment of $1,106,394, which is equal to 1.5 multiplied by the sum of
Mr. Jackson base salary and three-year average bonus payments, which was paid on the 60th day following the termination date; (ii) a cash payment of $45,728, which is equal to 18 months of the monthly COBRA premium for continued group medical coverage for Mr. Jackson; (iii) continued vesting in all previously granted awards under the 2023 Plan per the original terms of the award, but without any minimum holding period requirements and without any proration of the award; (iv) a cash payment equal to Mr. Jackson's annual bonus opportunity for the bonus cycle in which the termination occurred, to be paid per the
Company's usual payment schedule and at the percentage payable per the Company's fiscal year annual bonus financial performance scores and (v) reimbursement for outplacement services suitable for a period of 12 months and up to a maximum of
$25,000.
In connection with the separation of Mr. Ray from the Company, Mr. Ray and the Company entered into a separation agreement that entitles Mr. Ray to receive: (i) a cash payment of $1,208,848, which is equal to 1.5 multiplied by the sum of Mr. Ray's base salary and three-year average bonus payments, payable on the 60th day following the termination date; (ii) a cash payment of
$56,630, which is equal to 18 months of the monthly COBRA premium for continued group medical coverage for Mr. Ray; (iii)
continued vesting in all previously granted awards under the 2023 Plan per the original terms of the award, but without any minimum holding period requirements and without any proration of the award; and (iv) a cash payment equal to Mr. Ray's annual bonus opportunity for the bonus cycle in which the termination occurred, to be paid per the Company's usual payment schedule and at the percentage payable per the Company's fiscal year annual bonus financial performance scores; and (v) reimbursement for outplacement services suitable for a period of 12 months and up to a maximum of $25,000.

70 | Science Applications International Corporation | 2026 Proxy Statement

EXECUTIVE COMPENSATION
Estimated Termination and Change in Control Payments and Benefits
The following table sets forth our estimates of the payments and benefits to be made to our NEOs under various termination and change in control scenarios. In calculating the amounts set forth in the table, we have assumed that (i) the date of termination was January 30, 2026, the last business day of fiscal 2026, (ii) the date of any related change in control was the same date, and
(iii) the price of our common stock was $101.76 per share, the closing market price of our common stock on the Nasdaq on
January 30, 2026. The table does not reflect payments and benefits that are provided on a non-discriminatory basis to salaried employees generally upon termination, nor does it reflect amounts attributable to equity-based awards that were already vested, or distributions of plan balances under our nonqualified deferred compensation plan.

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EXECUTIVE COMPENSATION

Name	Without Cause Termination (not in connection with a Change in Control) ($)	Without Cause or With Good Reason Termination (in connection with a Change in Control)(1) ($)	Retirement ($)	Death ($)	Disability ($)
Mr. Reagan
Bonus(2)	1,800,000	1,800,000	1,800,000	—	—
Severance(3)	6,000,000	9,000,000	—	—	—
Medical coverage continuation(4)	51,150	76,725	51,150	—	—
Outplacement services(5)	25,000	25,000	—	—	—
Restricted stock units(6)	2,167,992	2,167,992	2,167,992	2,167,992	2,167,992
Performance stock units(7)	—	—	—	—	—
Applicable cut back(8)	—	—	—	—	—
Total	10,044,142	13,069,717	4,019,142	2,167,992	2,167,992
Mr. Natarajan
Bonus(2)	720,000	720,000	720,000	—	—
Severance(3)	2,690,386	2,880,000	—	—	—
Medical coverage continuation(4)	56,630	75,506	56,630	—	—
Outplacement services(5)	25,000	25,000	—	—	—
Restricted stock units(6)	1,174,135	1,174,135	1,174,135	1,174,135	1,174,135
Performance stock units(7)	1,740,597	854,257	1,740,597	854,257	854,257
Applicable cut back(8)	—	—	—	—	—
Total	6,406,748	5,728,898	3,691,362	2,028,392	2,028,392
Ms. McCarthy
Bonus(2)	517,500	517,500	517,500	—	—
Severance(3)	1,638,750	2,185,000	—	—	—
Medical coverage continuation(4)	31,819	42,425	31,819	—	—
Outplacement services(5)	25,000	25,000	—	—	—
Restricted stock units(6)	840,500	840,500	840,500	840,500	840,500
Performance stock units(7)	660,408	220,136	660,408	220,136	220,136
Applicable cut back(8)	—	—	—	—	—
Total	3,713,977	3,830,561	2,050,227	1,060,636	1,060,636
Ms. Hageman
Bonus(2)	600,000	600,000	600,000	—	—
Severance(3)	2,001,237	2,400,000	—	—	—
Medical coverage continuation(4)	38,363	51,150	38,363	—	—
Outplacement services(5)	25,000	25,000	—	—	—
Restricted stock units(6)	904,870	904,870	904,870	904,870	904,870
Performance stock units(7)	1,331,002	653,237	1,331,002	653,237	653,237
Applicable cut back(8)	—	—	—	—	—
Total	4,900,472	4,634,257	2,874,235	1,558,107	1,558,107
Mr. Attili
Bonus(2)	440,000	440,000	440,000	—	—
Severance(3)	1,545,374	1,980,000	—	—	—
Medical coverage continuation(4)	39,161	52,215	39,161	—	—
Outplacement services(5)	25,000	25,000	—	—	—
Restricted stock units(6)	1,077,724	1,077,724	1,077,724	1,077,724	1,077,724
Performance stock units(7)	870,270	434,310	870,270	434,310	434,310
Applicable cut back(8)	—	—	—	—	—
Total	3,997,529	4,009,249	2,427,155	1,512,034	1,512,034

72 | Science Applications International Corporation | 2026 Proxy Statement

EXECUTIVE COMPENSATION
(1)The change in control consequences for PSUs are the same whether or not a qualifying termination (involuntary termination without cause or resignation for good reason) occurs in connection with the change in control. With respect to RSU awards, the 2013 Plan also provides for accelerated vesting of the awards if the successor corporation does not assume or replace the awards in connection with the change in control and the 2023 Plan provides for accelerated vesting upon a qualifying termination in connection with a change in control.
(2)In the case of termination involuntarily without cause, in connection with a change in control, the NEOs receive a pro rata portion of their target bonus. In case of retirement the NEOs receive a pro rata portion of the actual bonus. However, because the assumed termination date of January 30, 2026 is the last day of the fiscal year, this column reflects the target bonus amounts of the date of termination.
(3) In the case of a qualifying termination not in connection with a change in control, severance amounts represent a single lump sum payment equal to two times for Mr. Reagan and 1.5 times for all other NEOs the sum of (a) the NEO's fiscal 2026 base salary and (b) the average of the annual bonuses paid for fiscal 2025, 2024 and 2023 (or such shorter period, where applicable). In the case of a qualifying termination in connection with a change in control, severance amounts represent a single lump sum payment equal to three times for Mr. Reagan and two times for all other NEOs of the sum of (a) the NEO's fiscal 2026 base salary and (b) his or her target annual bonus for fiscal 2026.
(4)In the case of a qualifying termination not in connection with a change in control, these amounts represent a lump sum cash payment of COBRA benefits for 24 months for Mr. Reagan and 18 months for all other NEOs. In the case of a qualifying termination in connection with a change in control, these amounts represent a lump sum cash payment of COBRA benefits for 36 months for Mr. Reagan and 24 months for all other NEOs. This payment is made without regard to whether the NEO is participating in the Company’s medical coverage post termination.
(5)These amounts represent the maximum value to the NEO of outplacement counseling services to be provided for 12 months following a qualifying termination.
(6)These amounts represent the value of RSUs issued under the 2013 Plan or 2023 Plan, as applicable, that were held by the NEO at the end of fiscal 2026 and whose vesting and payment was accelerated in connection with a change in control, death, or disability or whose vesting continues without an employment requirement as a result of involuntary termination without cause, retirement, or termination due to death or disability. The value was calculated by multiplying the number of RSUs whose vesting or payment was accelerated or continued by the closing market price per share of our common stock on the Nasdaq on January 30, 2026, and includes accrued dividend equivalents as of
January 30, 2026. For more information regarding the number of unvested or unpaid RSUs held by each of the NEOs, see the table under the caption "Outstanding Equity Awards at Fiscal Year-End."
(7)These amounts represent the value of shares underlying outstanding PSUs issued under the 2013 Plan or 2023 Plan that were held by the
NEO at the end of fiscal 2026 and whose vesting was accelerated or continued in connection with a change in control, involuntary termination without cause, retirement, termination due to disability, or termination due to death. For PSUs in this table, the value was calculated by multiplying the number of performance stock units whose vesting was accelerated or continued by the closing market price per share of our common stock on the Nasdaq on January 30, 2026, and includes accrued dividend equivalents as of January 30, 2026. For an involuntary termination without cause or retirement under the Severance Policy, the performance stock units earned are determined at the end of the three-year performance period and are paid at the end of that performance period. For a termination following a change of control or death, the PSU performance period will be terminated and an award recipient will be entitled to receive, immediately prior to the change in control, a number of shares equal to the number determined by the committee to have been earned for each fiscal year in the performance period completed before the change in control, plus a pro rata portion of the shares determined by the committee to have been earned during the fiscal year in which the change in control occurred. For a termination due to disability, a pro rata portion (based on the portion of the performance period completed prior to the employment termination) of the performance stock units determined to have been earned at the end of the three-year performance period will be paid out after the end of the performance period. In this table PSUs are assumed earned and calculated at 100.0% of target for all fiscal years within a performance period. Note that PSUs from fiscal 2024 are not included in this table since they are deemed to be earned as of January 30, 2026.
(8)Under the Severance Policy, executives either receive (a) payment in full, or (b) have their payments cutback to avoid excise taxes payable pursuant to Sections 280G and 4999 of the Internal Revenue Code, depending on which option results in receipt of the greatest amount of severance benefits by the executive on an after-tax basis. The amount reported under this item is the amount by which NEO's payment would be reduced if necessary to avoid paying excise taxes because such reduction results in a larger payment than if the excise tax was triggered.

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EXECUTIVE COMPENSATION
CEO Pay Ratio
We are providing the following information about the relationship of the median annual total compensation of our employees and the annual total compensation of James C. Reagan, who was appointed Interim CEO beginning October 23, 2025.
We identified the median employee employed as of December 31, 2025 as follows:
•We collected data for all employees (excluding the CEO), including part-time and full-time, permanent, temporary and seasonal employees, and excluding independent contractors.
•We used base pay as our consistently applied compensation measure.
•We identified employees within a narrow range of the estimated median and then employed statistical sampling to select the median employee from within that range.
We then determined our median employee’s total compensation, including any perquisites and other benefits, in the same manner that we determine the total compensation of our NEOs for purposes of the Summary Compensation Table disclosed above.
Based on the above calculations, for fiscal 2026, our last completed fiscal year:
•the annual total compensation of the median employee was $117,981
•the total compensation of our CEO was $4,509,892 for purposes of this calculation
Since Mr. Reagan assumed the role of interim CEO on October 23, 2025, we have annualized his base salary, short-term incentive compensation, and other compensation components in accordance with SEC requirements, and also included the
Summary Compensation Table reported amounts for his equity awards.
The Summary Compensation Table provides details of the actual compensation Mr. Reagan received during the fiscal year 2026.
Therefore, we reasonably estimate that the ratio of our CEO’s annualized total compensation to the annual total compensation of our median employee was 38:1. Our pay ratio estimate has been calculated in a manner consistent with item 401(u) of
Regulation S-K.

74 | Science Applications International Corporation | 2026 Proxy Statement

EXECUTIVE COMPENSATION
Pay Versus Performance
The following table and supporting graphics below set out information about the relationship between executive compensation actually paid and the Company's financial performance for the five fiscal years in satisfaction of Item 402(v) of Regulation S-K.
The below table presents compensation actually paid ("CAP") to our principal executive officer ("PEO") and (on average) to our other NEOs ("non-PEOs") during the specified fiscal years alongside summary compensation table ("SCT") totals, total shareholder return (for the Company and a peer group), net income and the Company selected measure of revenue. The
Company selected this measure as the most important measure used in the last fiscal year to link CAP to our executives and our performance. This measure is a key metric in the short-term incentive plan for our executives, representing 33% of the target opportunity as found on page 54.

Fiscal Year(1)	Summary Compensation Table Total for First PEO (Keene) ($)	Compensation Actually Paid to First PEO (Keene)(2)(3)(4) ($)	Summary Compensation Table Total for Second PEO (Townes- Whitley) ($)	Compensation Actually Paid to Second PEO (Townes- Whitley)(2)(3)(4) ($)	Summary Compensation Table Total for Third PEO (Reagan) ($)	Compensation Actually Paid to Third PEO (Reagan)(2)(3)(4) ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3)(4) ($)	Total Shareholder Return(5)	Peer Group Total Shareholder Return(5)	Net Income ($ in millions)(6)	Revenue ($ in millions)(7)
2026	—	—	18,082,046	15,042,938	2,953,482	2,943,716	2,579,974	2,185,450	113.75	195.65	358	7,262
2025	—	—	10,241,743	8,432,362	—	—	3,043,064	2,628,442	119.39	183.31	362	7,479
2024	12,895,917	18,951,966	10,990,318	13,473,423	—	—	4,541,334	6,387,422	140.57	143.81	477	7,444
2023	8,664,380	13,290,774	—	—	—	—	4,681,658	5,523,501	111.94	111.99	303	7,704
2022	8,343,156	6,384,092	—	—	—	—	2,563,133	2,239,947	86.13	114.15	279	7,394
(1) Our PEO and Non-PEO NEOs included in the above compensation columns reflect the following:

Fiscal Year	PEOs	Non-PEO NEOs
2026	Toni Townes-Whitley; James Reagan	Prabu Natarajan, Srinivas Attili, Hilary L. Hageman, David C. Ray, James J. Jackson, Kathleen T. McCarthy
2025	Toni Townes-Whitley	Prabu Natarajan, Srinivas Attili, Hilary L. Hageman, David C. Ray
2024	Nazzic S. Keene; Toni Townes-Whitley	Prabu Natarajan, Robert S. Genter, Michael W. LaRouche, Michelle O’Hara
2023	Nazzic S. Keene	Prabu Natarajan, Robert S. Genter, Michael W. LaRouche, Michelle O’Hara, Steven G. Mahon
2022	Nazzic S. Keene	Prabu Natarajan, Robert S. Genter, Michael W. LaRouche, Steven G. Mahon
(2)In accordance with Item 402(v) requirements, the fair value of unvested and outstanding equity awards included in the CAP columns were remeasured as of the end of each fiscal year, and as of each vesting date, during the fiscal years displayed in the table above. Fair values as of each measurement date were determined using valuation assumptions and methodologies that are consistent with those used to estimate fair value in accordance with ASC Topic 718. The fair value of options was determined by using a lattice model, the fair value of the
TSR-modifier and relative TSR-based PSUs was determined by using a Monte Carlo simulated pricing model, non-market based PSUs reflect the probable outcome of the performance vesting conditions as of each measurement date, and RSUs fair value equals the stock price on the appropriate measurement date.
(3)For the portion of CAP that is based on the Company's fiscal year-end stock prices, the following prices were used for 2026: $101.76, 2025:
$108.28, for 2024: $129.01, for 2023: $104.08, and for 2022: $81.32.
(4)The dollar amounts reported represent the amount of CAP as computed in accordance with Item 402(v) of SEC Regulation S-K. A reconciliation of Total Compensation from the SCT to CAP to the PEO and our Non-PEO NEOs (as an average) is shown below:

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EXECUTIVE COMPENSATION

			First PEO (Keene)
Adjustments	2026	2025	2024	2023	2022
Total Compensation from SCT	—	—	$12,895,917	$8,664,380	$8,343,156
Adjustments for stock and option awards:
(Subtraction): SCT Amounts	—	—	(7,254,762)	(5,840,076)	(5,333,701)
Addition: Fair value at year-end of awards granted during the covered fiscal year that are outstanding and unvested at year-end	—	—	6,128,313	7,124,332	5,194,332
Addition (Subtraction): Year-over-year change in fair value of awards granted in any prior fiscal year that are outstanding and unvested at year end	—	—	1,734,628	1,852,379	(1,238,005)
Addition: Vesting date fair value of awards granted and vesting during such year	—	—	2,918,464	—	—
Addition (Subtraction): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during such year	—	—	2,283,842	1,286,527	(762,622)
Addition: Dividends or other earnings paid on stock or option awards in the covered year prior to vesting if not otherwise included in the total compensation for the covered year	—	—	245,564	203,232	180,932
Compensation Actually Paid (as calculated)	$—	$—	$18,951,966	$13,290,774	$6,384,092

			Second PEO (Townes-Whitley)
Adjustments	2026	2025	2024	2023	2022
Total Compensation from SCT	$18,082,046	$10,241,743	$10,990,318	$—	$—
Adjustments for stock and option awards:
(Subtraction): SCT Amounts	(8,420,562)	(6,384,074)	(7,175,963)	—	—
Addition: Fair value at year-end of awards granted during the covered fiscal year that are outstanding and unvested at year-end	5,771,943	5,966,499	9,606,473	—	—
Addition (Subtraction): Year-over-year change in fair value of awards granted in any prior fiscal year that are outstanding and unvested at year end	(558,076)	(1,468,134)	—	—	—
Addition: Vesting date fair value of awards granted and vesting during such year	—	—	—	—	—
Addition (Subtraction): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during such year	(66,622)	(98,246)	—	—	—
Addition: Dividends or other earnings paid on stock or option awards in the covered year prior to vesting if not otherwise included in the total compensation for the covered year	234,209	174,574	52,595	—	—
Compensation Actually Paid (as calculated)	$15,042,938	$8,432,362	$13,473,423	$—	$—

76 | Science Applications International Corporation | 2026 Proxy Statement

EXECUTIVE COMPENSATION

			Third PEO (Reagan)
Adjustments	2026	2025	2024	2023	2022
Total Compensation from SCT	$2,953,482	$—	$—	$—	$—
Adjustments for stock and option awards:
(Subtraction): SCT Amounts	(2,170,111)	—	—	—	—
Addition: Fair value at year-end of awards granted during the covered fiscal year that are outstanding and unvested at year-end	2,166,776	—	—	—	—
Addition (Subtraction): Year-over-year change in fair value of awards granted in any prior fiscal year that are outstanding and unvested at year end	—	—	—	—	—
Addition: Vesting date fair value of awards granted and vesting during such year	—	—	—	—	—
Addition (Subtraction): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during such year	(8,721)	—	—	—	—
Addition: Dividends or other earnings paid on stock or option awards in the covered year prior to vesting if not otherwise included in the total compensation for the covered year	2,290	—	—	—	—
Compensation Actually Paid (as calculated)	$2,943,716	$—	$—	$—	$—

			Average of Other NEOs
Adjustments	2026	2025	2024	2023	2022
Total Compensation from SCT	$2,579,974	$3,043,064	$4,541,334	$4,681,658	$2,563,133
Adjustments for stock and option awards:
(Subtraction): SCT Amounts	(1,207,678)	(1,548,968)	(1,575,993)	(3,040,104)	(1,160,628)
Addition: Fair value at year-end of awards granted during the covered fiscal year that are outstanding and unvested at year-end	872,700	1,457,430	1,654,263	3,223,412	1,130,294
Addition (Subtraction): Year-over-year change in fair value of awards granted in any prior fiscal year that are outstanding and unvested at year end	(83,512)	(200,391)	620,349	379,538	(211,064)
Addition: Vesting date fair value of awards granted and vesting during such year	—	—	311,011	—	—
Addition (Subtraction): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during such year	(6,325)	(168,756)	752,594	237,325	(117,602)
Addition: Dividends or other earnings paid on stock or option awards in the covered year prior to vesting if not otherwise included in the total compensation for the covered year	30,291	46,063	83,864	41,672	35,814
Compensation Actually Paid (as calculated)	$2,185,450	$2,628,442	$6,387,422	$5,523,501	$2,239,947
(5)Peer Group TSR reflects the Dow Jones US Computer Services Index, which is the industry index utilized in the stock performance graph, as reflected in our Annual Report on the Form 10-K for the fiscal year ended January 30, 2026 pursuant to Item 201(e) of Regulation S-K.
The Company and peer group TSR for each year reflects what the cumulative value of $100 would be, including the reinvestment of dividends, if such amount were invested on January 29, 2021 (the last day of fiscal 2021) through and including the end of the fiscal year for each year reported in the table.
(6)Net income is as listed on our Annual Report on Form 10-K in accordance with U.S. GAAP.

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EXECUTIVE COMPENSATION
(7)Revenue is the financial measure from the tabular list of fiscal 2026 Most Important Measures shown below which, in the Company’s assessment, represents the most important performance measure used to link CAP to our PEO and Non-PEO NEOs to the Company’s performance for fiscal 2026. Revenue is as listed on our Annual Report on the Form 10-K in accordance with U.S. GAAP.
Tabular List of Important Financial Performance Measures
The following table lists the most important financial performance measures we used to link CAP to our executives to Company performance for the most recently completed fiscal year. These measures are utilized in our short-term and long-term incentive plans, and are aligned with our pay for performance philosophy. For further information regarding these performance metrics in our incentive programs, please see the "Compensation Discussion and Analysis" beginning on page 44.

Most Important Measures (Unranked)
Revenue
Adjusted EBITDA(1)
Adjusted Operating Cash Flow(1)
(1)Adjusted EBITDA and adjusted operating cash flow are non-GAAP measures. See the Appendix to this Proxy Statement for a reconciliation as to how each adjusted non-GAAP performance measure for the performance stock units is calculated as compared to the most closely comparable GAAP measure.

78 | Science Applications International Corporation | 2026 Proxy Statement

EXECUTIVE COMPENSATION
Relationship between Pay and Performance
The following charts present a graphical comparison of CAP and performance figures that are included in the pay versus performance tabular disclosure above. In addition, the first graph below presents the relationship between the Company’s TSR and that of the selected peer group, the Dow Jones US Computer Services Index. As noted above, CAP for purposes of the tabular disclosures and the following charts were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our PEO and NEOs during the applicable fiscal years.
Compensation Actually Paid and Company/Peer Group Total Shareholder Return
Compensation Actually Paid and Net Income
Compensation Actually Paid and Revenue

saic.com | 79

PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO THE 2023 EQUITY INCENTIVE PLAN TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES

80 | Science Applications International Corporation | 2026 Proxy Statement

PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO THE 2023 EQUITY INCENTIVE PLAN TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES
PROPOSAL 4 - APPROVAL OF AN AMENDMENT
TO THE 2023 EQUITY INCENTIVE PLAN TO
INCREASE THE TOTAL NUMBER OF
AUTHORIZED SHARES
The Board unanimously
recommends a vote FOR
this Proposal.
We are asking our stockholders to approve an amendment of our 2023 Equity Incentive Plan (referred to in this Proxy Statement as the "2023 Plan" or the "Plan") to increase the number of shares available for awards under the Plan by 1,088,000 shares.
Our continuing ability to offer equity awards under our long-term equity incentive plan is critical to our ability to attract, motivate and retain qualified personnel, particularly in light of the highly competitive market for employee talent in which we operate.
Plan History
The 2023 Plan became effective on June 7, 2023, upon approval by our stockholders at our 2023 annual meeting and authorized
2,240,000 shares for issuance pursuant to awards under the Plan.
The 2023 Plan replaced the company’s 2013 Equity Incentive Plan (referred to in this Proxy Statement as the "2013 Plan" or the
"Prior Plan"). Awards outstanding under our 2013 Plan as of the date the 2023 Plan became effective continue to be subject to the terms of the 2013 Plan, but if those awards subsequently expired or were terminated or canceled or forfeited on or after the effective date of the 2023 Plan, the shares subject to those awards become available for awards under the 2023 Plan.
The 2023 Plan was amended through an Amendment No. 1 effective March 5, 2024, to reflect the change in the Company’s listing from the New York Stock Exchange to The Nasdaq Stock Market LLC.
On March 25, 2026, our Board, at the recommendation of our Human Resources and Compensation Committee (sometimes referred to in this Proposal 4 as the “Committee”), approved an Amendment No. 2 to the Plan (the “Amendment”) to increase the number of shares available for awards under the Plan subject to approval by our stockholders at the annual meeting.
As of April 8, 2026, the Plan had approximately 1,013,620 shares available for issuance and approximately 45,400,000 basic weighted average common shares outstanding. These figures reflect shares granted as part of awards made on on April 3, 2026, as part of the annual grant cycle and any vestings occurring through April 7, 2026. The closing market price for a share of our common stock as of April 8, 2026 was $97.98 per share.
The Board and the Committee believe that the share increase is necessary to provide for a sufficient number of shares to grant for equity awards that will attract, motivate and retain employees in future years. If the Amendment is not approved by our stockholders, the Plan will continue in effect under its current terms and will remain subject to its existing share reserve.
Background of Share Request
Each year, the Committee reviews our overall compensation strategy and determines allocations of cash and equity compensation in light of our pay-for-performance philosophy. We believe that equity compensation is critical in motivating key employees and that it effectively aligns employee compensation with stockholder interests. We are also committed to effectively managing our share reserves for equity compensation while minimizing stockholder dilution.
Our three-year average burn rate was 1.22% for fiscal years 2024 through 2026. We define burn rate as the total number of shares subject to awards granted to participants in a single year expressed as a percent of our basic weighted average common shares outstanding for that year. We believe our historical burn rate is reasonable for a company of our size in our industry and consistent with our peer group.

Grant Issuance and Burn-Rate History	FY24	FY25	FY26	FY27 YTDC	Three-Year Average (FY24-26)
Restricted Stock Units Granted	443,481	383,481	517,121	403,906	448,028
Performance Stock Units Granted[a]	171,858	134,270	168,770	175,465	158,299
Options Granted[b]	0	0	0	0	0
Total Shares Granted	615,339	517,751	685,891	579,371	606,327

Weighted Average Common Shares Outstanding - Basic	53,100,000	50,100,000	46,300,000	45,400,000	49,800,000

Burn-Rate	1.16%	1.03%	1.48%	1.28%	1.22%

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PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO THE 2023 EQUITY INCENTIVE PLAN TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES
(a)    Reflects the target number of PSUs granted in the applicable year.
(b) The Company has not granted stock options since April 2020.
(c) Fiscal 2027 YTD reflects the April 3, 2026 annual grant and any vestings occurring through April 7, 2026.

Outstanding Equity Awards	As of April 8, 2026
Outstanding Restricted Stock Units	902,651
Outstanding Performance Stock Units[a]	466,815
Outstanding Options[b]	29,074
Total Outstanding Equity Awards	1,398,540
(a)Assumes the target performance for outstanding performance-based awards are achieved.
(b) For outstanding options, the weighted average exercise price is approximately $76 and weighted average remaining term is 0.9 years.
In setting the number of additional shares to be available for issuance under the proposal, we considered our estimated competitive usage needs going forward, which are dependent on a variety of factors, including the price of our shares, and hiring activity during the next few years, and forfeitures of outstanding awards. While our Committee believes that the assumptions utilized are reasonable, future share usage will differ from current expectations to the extent that actual events differ from the assumptions utilized.
In its determination to approve the Amendment, the Board was primarily motivated by a desire to ensure the Company has an available pool of shares from which to grant long-term equity-based incentive awards, which the Board believes is a primary incentive and retention mechanism for our employees and directors.
In light of the factors described above, the Board believes that the increase in the number shares available proposed by the
Amendment is reasonable and appropriate at this time.
Key Features of the Plan
The Plan includes a number of features that we believe are consistent with the interests of our stockholders and sound corporate governance practices, including the following:
•The Plan has a fixed share pool and does not have an “evergreen” share replenishment feature.
•The Plan includes a minimum vesting or performance period of one year for awards, subject only to limited exceptions.
•The Plan contains an annual limit on the aggregate value of all awards granted during a calendar year to any non-employee director during the calendar year of $500,000.
•The Plan prohibits repricing or cash buyouts of stock options or stock appreciation rights ("SARs").
•The Plan prohibits dividend equivalents on unexercised stock options and SARs, and requires that any dividends and dividend equivalents payable or credited on unvested full value awards must be subject to the same restrictions and risk of forfeiture as the underlying shares.
•The Plan does not contain a liberal definition of “change in control.”
•The Plan includes a recoupment or “clawback” provision.
•The Plan generally prohibits the transferability of stock options and stock awards prior to the date that unrestricted shares have been issued.

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PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO THE 2023 EQUITY INCENTIVE PLAN TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES
Plan Summary
The summary of the key provisions of the Plan, including a number of important compensation and governance best practices to help ensure the Plan furthers our compensation plan objectives and supports long-term stockholder interests, is set forth below.
The summary is qualified in its entirety by reference to the full text of the Plan as proposed to be amended by the Amendment, with the revisions marked, which is attached to this Proxy Statement as Appendix B.
Administration
The Plan may be administered by our Board, a committee of our Board or a delegated officer or employee in certain circumstances. The Board has delegated authority to the Committee to administer the Plan.
Eligibility
Non-statutory stock options, SARs, stock awards and cash awards may be granted under the Plan to employees, directors and consultants of the company or its affiliates. Incentive stock options may be granted only to our employees or those of our affiliates. The aggregate grant date fair value of all awards made under the Plan to any non-employee director in a fiscal year is limited to $500,000. The administrator, in its discretion, selects the individuals to whom stock options, SARs, stock awards and cash awards may be granted, the time or times at which awards are granted and the terms of awards to be granted under the
Plan.
Minimum Vesting Requirement
Except with respect to a maximum of five percent of the shares that are authorized to be issued under the Plan, the death or disability of the Recipient, or a change in control, no Award will provide for vesting that is any more rapid than vesting on the one year anniversary of the date of grant.
Transferability of Awards
In general, no right or interest in any award under the Plan may be assigned, transferred, exchanged or encumbered by a participant, voluntarily or involuntarily, except by will or the laws of descent and distribution. However, the Committee may provide that an award (other than an incentive stock option) may be transferable by gift to a participant’s family member. In addition, an incentive stock option may be transferred pursuant to a domestic relations order. Any permitted transferee of such an award will remain subject to all the terms and conditions of the award applicable to the participant.
Termination of Awards
Generally, unless otherwise provided in the award agreement, if an awardee’s service as an employee, consultant or director terminates other than for death or disability or for cause, vested stock options will remain exercisable for a period of 90 days following the awardee’s termination, or if earlier, until the expiration of the term of the stock options. Unvested restricted stock awards and restricted stock units are forfeited as of the date of the termination of employment. If an awardee’s service as an employee, consultant or director terminates for cause, all of the awardee’s awards will immediately terminate as of the date of termination unless otherwise provided for in the award agreement. Unless otherwise provided for in the award agreement, if an awardee becomes disabled or dies while an employee, consultant or director of the company, the vesting of all of the awardee’s unvested awards will accelerate, and all of the awardee’s awards will be exercisable until the expiration of the term of the award.
The administrator has the authority to extend the period of time for which an award is to remain exercisable following an awardee’s termination, but not beyond the expiration of the term of the award.
Prohibition on Repricing
Stock options and SARs may not be repriced or cancelled and replaced with lower-priced stock options, SARs, other awards or cash payments with the effect of lowering the exercise price of previously granted stock options and SARs are prohibited without the approval of our stockholders.

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PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO THE 2023 EQUITY INCENTIVE PLAN TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES
Dividend Equivalents
Stock awards may include a right to dividends or dividend equivalents, which may be settled in the form of cash, shares or a combination of both. The Plan requires that any dividends and dividend equivalents payable or credited on unvested full value awards must be subject to the same restrictions and risk of forfeiture as the underlying shares or share equivalents. However, dividend equivalents are not permitted on stock options and SARs.
Adjustments on Changes in Capitalization
In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination or reclassification, spin-off, extraordinary cash dividend or similar change to our capital structure (not including a fundamental transaction or change of control), our Board or the Committee will make appropriate proportionate adjustments to:
•the number and type of shares available for issuance under the Plan and subject to outstanding awards; and
•the exercise, purchase or repurchase price per share applicable to outstanding awards
The specific form of any such adjustments shall be determined by the Board or the Committee.
Change in Control
If a change in control of the company occurs, then the consequences will be as described below unless the Committee provides otherwise in an applicable award or other agreement with the participant. For outstanding time-based awards if within 18 months after the corporate transaction a participant’s employment or other service is involuntarily terminated without cause (but not for death or disability) or the participant resigns with good reason, (i) each of the participant’s outstanding options and SARs will become exercisable in full, and (ii) each of the participant’s unvested full value awards will fully vest.
For performance-based awards, in the event of a change in control prior to the end of a performance period, the performance period will be terminated, and the award will vest based on actual achievement of performance goals for completed fiscal years, or if the change in control is prior to the end of any fiscal year of the performance period, the award will be pro-rated to reflect the portion of the year that elapsed prior to the change in control.
In the event of a change of control, the vesting of all awards held by our non-employee directors will accelerate.
For purposes of the Plan, a “change in control” generally refers to a merger, consolidation, the sale of more than 50% of the shares of our stock via tender offer, or a sale of all or substantially all of the assets of the company.
Term of the Plan
The Plan became effective on June 7, 2023, upon approval by our stockholders at our 2023 annual meeting. The Plan will terminate on the tenth anniversary of the Plan’s effective date, unless the Board terminates the Plan at any earlier time. Awards outstanding under the Plan at the time it is terminated will continue in accordance with their terms and the terms of the Plan unless otherwise provided in the applicable agreements.
Amendment and Termination
The Board may amend, suspend or terminate the Plan at any time. However, stockholder approval is required for any amendment to the Plan to the extent required to comply with applicable laws and listing requirements and if any such amendment increases the maximum number of shares which may be issued under the Plan, extends the term of the Plan or awards granted under the Plan, changes the eligibility criteria to receive awards under the Plan, reduces the exercise price of a stock option or SAR or amends the repricing prohibitions in the Plan. Generally, no amendment of the Plan or an award may materially alter or impair any outstanding award under the Plan without the consent of the holder of such award.

84 | Science Applications International Corporation | 2026 Proxy Statement

PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO THE 2023 EQUITY INCENTIVE PLAN TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES
Types of Awards
Equity-based awards granted in recent periods consist of time-based restricted stock units and performance-based restricted stock units. The Company has not granted stock options since April 2020. The Company did not have material stock-based compensation expense for stock options for fiscal 2026 or fiscal 2025.
Stock Options
Options are exercisable for our common stock and may be in the form of “incentive stock options” within the meaning of Section
422 of the Internal Revenue Code of 1986, as amended (the “Code”), or options to purchase common stock that do not qualify as incentive stock options, referred to as “nonqualified stock options.” The per share exercise price to be paid by a participant at the time an option is exercised may not be less than 100% of the fair market value of one share of our common stock on the date of grant, unless the option is granted as a substitute award as described earlier. “Fair market value” as of any date means the closing sales price as quoted for a share on The Nasdaq Stock Market LLC for the prior trading day, as reported in The Wall
Street Journal.
The Committee determines when options vest and become exercisable and in its discretion may accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option are specified in each option agreement.
The Plan permits payment to be made by cash, check, wire transfer, cancellation of indebtedness, other shares of our stock (with some restrictions), broker assisted same-day sales, in certain circumstances a “net exercise” (delivery of cash or stock for any net appreciation in the shares at the time of exercise over the exercise price) and any other means of consideration permitted by applicable law and the administrator.
The maximum contractual term for stock options is ten years, but historically the Company granted stock options with a seven-
year contractual term. No option may be exercised after the expiration of its term.
Stock Appreciation Rights
SARs are rights to receive cash and/or shares of our stock based on the amount by which the exercise date fair market value of a specific number of shares exceeds the grant date fair market value of the exercised portion of the right. The specific terms and conditions applicable to a SAR will be provided in an individual award agreement. To date, we have not granted any SARs under the Plan.
Restricted Stock Units and Performance Stock Units
Time-based and performance-based restricted stock units represent a promise to deliver shares of our stock or an amount of cash or property equal to the value of the underlying shares at a future date.
Performance stock units are rights to receive amounts, denominated in cash or shares of our stock, based upon our or a participant’s performance during a pre-established performance period. A performance stock unit may also contain other terms, conditions or restrictions, such as the following: (i) the target and maximum amount of shares payable to the participant, (ii) the level of achievement versus the criteria that will determine the number of shares vested, (iii) forfeiture provisions and (iv) further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the administrator.
Other Stock Awards
The Plan permits us to grant a variety of stock awards (including awards having no exercise or purchase price or having an exercise or purchase price that is less than the fair market value of our stock as of the date of grant of the award, such as phantom stock rights). Restricted stock grants are awards of a specific number of shares of our stock. Deferred stock is a grant where shares of our stock are distributed in the future upon or following vesting. Performance stock grants are rights to receive amounts, denominated in cash or shares of our stock, based upon our or a participant’s performance during the period between the date of grant and a pre-established future date.
Cash Awards
Cash awards may be granted either alone, in addition to or in tandem with other awards granted under the Plan. Cash awards may be subject to time-based and/or performance conditions.

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PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO THE 2023 EQUITY INCENTIVE PLAN TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES
U.S. Federal Income Tax Consequences of Awards
The following is a general summary of the typical U.S. federal income tax consequences of the issuance and exercise of options or other awards under the Plan. It does not describe state or other tax consequences of the issuance and exercise of options or other awards.
The summary is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, however, and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the Plan are encouraged to consult with their own professional tax advisors concerning tax aspects of rights under the Plan and should be aware that tax laws may change at any time.
Non-qualified Stock Options
If a participant is granted a non-qualified stock option under the Plan, the participant will not recognize taxable income upon the grant of the option. Generally, the participant will recognize ordinary income at the time of exercise in an amount equal to the difference between the fair market value of the shares acquired at the time of exercise and the exercise price paid. The participant’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the option was exercised. Any subsequent gain or loss will be taxable as a capital gain or loss. The company will generally be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes as ordinary income.
Incentive Stock Options
If a participant is granted an incentive stock option under the Plan, the participant will not recognize taxable income upon grant of the option. Additionally, if applicable holding period requirements (a minimum of two years from the date of grant and one year from the date of exercise) are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the shares will be treated as a long-term capital gain or loss, and the company will not be entitled to any deduction. Except in the event of death, if the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will generally apply. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the excess (if any) of the fair market value of the stock at exercise over the exercise price is treated as an item of income for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Alternative minimum tax is an alternative method of calculating the income tax that must be paid each year, which includes certain additional items of income and tax preferences and disallows or limits certain deductions otherwise allowable for regular tax purposes. Alternative minimum tax is payable only to the extent that the alternative minimum tax exceeds “ordinary” federal income tax for the year (computed without regard to certain credits and special taxes).
Upon a disposition of the shares acquired on exercise of an incentive stock option more than two years after grant of the option and one year after exercise of the option, the optionee will recognize long-term capital gain or loss equal to the difference between the sale price and the exercise price. If a disposition occurs before either of the holding periods are satisfied, referred to as a disqualifying disposition, then (i) if the sale price exceeds the exercise price, the optionee will recognize capital gain equal to the excess, if any, of the sale price over the fair market value of the shares on the date of exercise and will recognize ordinary income equal to the difference, if any, between the lesser of the sale price or the fair market value of the shares on the exercise date and the exercise price; or (ii) if the sale price is less than the exercise price, the optionee will recognize a capital loss equal to the difference between the exercise price and the sale price. We are not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition.
An optionee does not recognize any taxable income when a nonstatutory stock option is granted with an exercise price at least equal to the fair market value of the stock on the date of grant. Upon the exercise of a nonstatutory option with respect to vested shares, the optionee has taxable ordinary income (and we are entitled to a corresponding deduction) equal to the option spread on the date of exercise. Any taxable income recognized in connection with exercise of a nonstatutory option by an employee of ours is subject to tax withholding. Upon a disposition of stock acquired upon exercise of a nonstatutory option, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long the stock was held, on any difference between the sale price and the exercise price, to the extent not recognized as taxable income on the date of exercise. We may allow nonstatutory options to be transferred subject to conditions and restrictions imposed by the administrator; special tax rules may apply on a transfer.
In the case of both incentive stock options and nonstatutory options, special federal income tax rules apply if our common stock is used to pay all or part of the option exercise price, and different rules than those described above will apply if unvested shares are purchased on exercise of the option.

86 | Science Applications International Corporation | 2026 Proxy Statement

PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO THE 2023 EQUITY INCENTIVE PLAN TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES
Stock Awards
The current federal income tax consequences of other awards authorized under the Plan generally follow certain basic patterns.
An award of restricted stock results in income recognition by a participant in an amount equal to the fair market value of the shares received at the time the restrictions lapse and the shares vest, unless the participant elects under Code Section 83(b) to accelerate income recognition and the taxability of the award to the date of grant. Stock unit awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. SAR awards result in income recognition by a participant at the time such an award is exercised in an amount equal to the amount paid in cash or the then-current fair market value of the shares received by the participant, as applicable. In each of the foregoing cases, the company will generally have a corresponding deduction at the time the participant recognizes ordinary income.
Cash Awards
Cash awards generally are taxed upon receipt as ordinary income, with the company having a corresponding deduction at the time the participant recognizes ordinary income.
Section 162(m) of the Code
Code Section 162(m) denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees,”
including our NEOs, in a taxable year to the extent that compensation to the covered employee exceeds $1,000,000.
Section 409A of the Code
The foregoing discussion of tax consequences of awards under the Plan assumes that the award discussed is either not considered a “deferred compensation arrangement” subject to Section 409A of the Code, or has been structured to comply with its requirements. If an award is considered a deferred compensation arrangement subject to Section 409A but fails to comply, in operation or form, with the requirements of Section 409A, the affected participant would generally be required to include in income when the award vests the amount deemed “deferred,” would be required to pay an additional twenty percent (20%)
income tax on such amount, and would be required to pay interest on the tax that would have been paid but for the deferral.
Section 280G of the Code
Under the so-called “golden parachute” provisions of the Code, options that are granted or that vest in connection with a change in control of the company may be required to be valued and taken into account in determining whether the participant has received payments in the nature of compensation that are contingent on the change in control in excess of certain limits. If these limits are exceeded the excess may be subject to an additional 20% federal income tax and may be nondeductible to the company.
Plan Benefits
The amount, type and timing of awards granted under the Plan are determined in the sole discretion of the Committee and therefore cannot be determined in advance. The future awards that would be received under the Plan by directors, executive officers and other employees are discretionary and are therefore not determinable at this time.

saic.com | 87

PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO THE 2023 EQUITY INCENTIVE PLAN TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES
Equity Compensation Plan Information
We currently maintain three shareholder-approved equity compensation plans that issue stock-based awards including the 2023
Plan, the Management Stock Compensation Plan ("MSCP"), and the Amended and Restated 2013 Employee Stock Purchase
Plan ("ESPP").
The following table provides the number of shares of our common stock to be issued, the weighted-average exercise price of the outstanding stock options and the number of shares remaining for future award grants as of January 30, 2026:

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(3)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,500,615	$—	3,017,798
Equity compensation plans not approved by security holders	—	—	—
Total	1,500,615	$—	3,017,798
(1) This amount includes 41,675 stock options outstanding and 203,748 shares subject to other stock-based awards previously granted but not yet issued under the 2013 Plan, and 1,255,192 shares issuable for other stock-based awards under the 2023 Plan. This amount does not include shares to be issued pursuant to purchase rights under the ESPP. Performance share awards under the 2013 Plan and 2023 Plan assume the maximum payout at the end of the three-year performance period.
(2) Does not include shares to be issued for stock-based awards, other than stock options, which will not require any payment upon issuance of those shares. The Company did not have stock-based compensation expense for stock options for fiscal 2026 or fiscal 2025.
(3) Includes 1,514,796 shares of our common stock available for issuance under the ESPP and 1,503,002 shares under the 2023 Plan. On
June 7, 2023, the Company’s stockholders approved an amended and restated ESPP which limits the total number of shares reserved for issuance to 2.0 million and extends the ESPP expiration date from September 26, 2023 to the earlier of its termination by the Board or the issuance of all shares available for issuance. On June 7, 2023, the Company's stockholders approved the 2023 Plan. The 2023 Plan authorized 2.2 million new shares of the Company's common stock to be issued as various types of stock-based compensation and cash awards. After June 7, 2023, no new awards may be issued under the 2013 Plan and any awards that subsequently expire, are forfeited or canceled, are settled in cash, or are used to cover recipient tax obligations, will become available for issuance under the 2023 Plan. Awards previously issued and outstanding under the 2013 Plan will continue to remain outstanding and be subject to the terms of the 2013 Plan. We expect that the number of shares actually issued under the 2023 Plan will be significantly less than the number of total awards outstanding under the plan because (a) a net option exercise results in a smaller portion of the number of award shares being issued when a participant uses award shares, rather than cash, to pay the exercise price, which historically most participants have elected to do, (b) most participants historically have elected to let the Company retain award shares to pay for taxes due on the exercise of options and all participants are required to use award shares to pay for taxes upon the vesting of restricted stock or restricted stock units, (c) some participants may terminate employment with the Company before the vesting of awards resulting in awards being forfeited and (d) some participants may not exercise stock options before the expiration date for a variety of reasons, including if the exercise price exceeds the then current market price of shares.
For additional details for these plans as of January 30, 2026, please see Note 8-Stock Based Compensation to the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended January 30, 2026.

88 | Science Applications International Corporation | 2026 Proxy Statement

PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO THE 2023 EQUITY INCENTIVE PLAN TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES
Vote Required
The affirmative vote of a majority of the shares of our common stock present or represented and entitled to vote either in person or by proxy on Proposal 4 is required to approve Proposal 4. Abstentions have the effect of a vote against the proposal, and broker “non-votes” have no effect on the outcome of the proposal. Shares of common stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. In the absence of specific instructions, properly executed, timely received and unrevoked proxies will be voted “FOR” the proposal. If this proposal is not approved by our stockholders, the Amendment will not become effective and the current share reserve under the 2023
Plan will apply.
Recommendation of the Board
The Board unanimously recommends a vote FOR Proposal 4 to amend the 2023 Plan to increase the number of authorized shares.

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PROPOSAL 5 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

90 | Science Applications International Corporation | 2026 Proxy Statement

PROPOSAL 5 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 5 - RATIFICATION OF
APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Board unanimously
recommends a vote FOR
this Proposal.
The Audit Committee believes that the appointment of Ernst & Young LLP ("EY") is in the best interests of the company and its stockholders, and proposes and recommends that the stockholders ratify the Audit Committee’s appointment of EY as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending January
29, 2027. Representatives of EY will be present at the virtual annual meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.
Stockholders are not required to ratify the appointment of EY as our independent registered public accounting firm. However, we are submitting the appointment for ratification as a matter of good corporate practice. If stockholders fail to ratify the appointment, the Audit Committee will consider whether or not to retain EY. Even if the appointment is ratified, the Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that a change in accounting firms would be in our stockholders’ best interests.
Vote Required
The affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to vote on
Proposal 5 either in person or by proxy is required to approve the proposal. Abstentions have the effect of a vote against the proposal, and broker “non-votes” have no effect on the outcome of the proposal. Shares of common stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. In the absence of specific instructions, properly executed, timely received and unrevoked proxies will be voted “FOR” the proposal.
Recommendation of the Board
The Board unanimously recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 29, 2027.

91 | saic.com

AUDIT MATTERS

92 | Science Applications International Corporation | 2026 Proxy Statement

AUDIT MATTERS
AUDIT MATTERS
Audit Committee Report
The Audit Committee of the Board is responsible for assisting the Board in fulfilling its oversight responsibilities over the company’s accounting, auditing and financial reporting processes, internal controls, and for monitoring compliance with certain regulatory and legal requirements. The responsibilities of the Audit Committee are described in a written charter that has been reviewed and approved by the Board. The current Audit Committee charter is available on the company’s investor relations website at investors.saic.com by clicking on the link entitled “Corporate Governance.” A summary of the provisions of the Audit
Committee charter, including the responsibilities of the Audit Committee, is set forth in this Proxy Statement under "Corporate
Governance – Audit Committee," beginning on page 27.
Management is responsible for preparing the company’s financial statements and for the financial reporting process, including evaluating the effectiveness of the company’s disclosure controls and procedures and internal control over financial reporting.
EY, the company’s independent registered public accounting firm since fiscal year 2019, is responsible for performing an independent audit of the company’s annual consolidated financial statements and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States of America, and on the effectiveness of the company’s internal control over financial reporting.
Each current Audit Committee member (Carolyn B. Handlon, Paul Eremenko, Yvette M. Kanouff, Timothy J. Mayopoulos, Milford
W. McGuirt, Michael S. Rogers, Steven R. Shane) meets the independence and financial literacy requirements of the SEC and
Nasdaq as well as qualifies as an audit committee financial expert or is financially literate under SEC rules. For a further description of each Audit Committee member’s background and expertise, please refer to the director qualification section of this
Proxy Statement beginning on page 13.
In the course of fulfilling its responsibilities, the Audit Committee has:
•evaluated the qualifications, performance and compensation of the company’s independent auditor (EY);
•separately met with the internal auditor and EY to discuss any matters that the internal auditor, EY or the Audit Committee believed should be discussed privately without members of management present;
•reviewed and discussed with EY the items required to be disclosed under the applicable requirements of the Public
Company Accounting Oversight Board (“PCAOB”) and the SEC;
•received written disclosures and the letter from EY regarding its independence required by applicable requirements of the
PCAOB, and discussed with EY its independence;
•reviewed and discussed with management and EY the company’s internal control over financial reporting; and
•reviewed and discussed with management and EY the audited consolidated financial statements for fiscal 2026.
Based on the reviews and discussions summarized in this report and subject to the limitations on our role and responsibilities referred to above and contained in the Audit Committee charter, the Audit Committee recommended to the Board that the company’s audited consolidated financial statements referred to above be included in the company’s Annual Report on Form
10-K for fiscal 2026 for filing with the SEC.
Milford W. McGuirt (Chair)
Paul Eremenko
Carolyn B. Handlon
Yvette M. Kanouff
Timothy J. Mayopoulos
Adm. Michael S. Rogers
Steven R. Shane

93 | saic.com

AUDIT MATTERS
Independent Registered Public Accounting Firm
The Audit Committee of the Board has appointed Ernst & Young LLP as the independent registered public accounting firm to audit our financial statements for the company's fiscal year ending January 29, 2027. Stockholders are being asked to ratify the appointment of Ernst & Young LLP at the annual meeting, as described above.
Audit and Non-Audit Fees
Aggregate fees billed to the company for fiscal 2026 and fiscal 2025 by our independent registered public accounting firm, EY, were as follows:

	January 30, 2026	January 31, 2025
Audit Fees(1)	$5,003,000	$5,005,000
Audit-Related Fees(2)	$—	$7,200
Tax Fees(3)	$296,888	$241,002
All Other Fees	$—	$—
Total Fees	$5,299,888	$5,253,202
(1)Audit Fees consist of professional services rendered for the audit of the annual consolidated financial statements, including the audit of internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, and the review of quarterly consolidated financial statements.
Audit fees also include services that are normally provided by the accountant in connection with the audit, such as consents and certain other company filings and submissions with the SEC.
(2)Audit-Related Fees reflect fees for services that are reasonably related to the performance of the audit or review of the company’s financial statements. For fiscal 2025, this included fees for online accounting research access.
(3)Tax Fees include a variety of permissible tax services related to preparation and/or review of statutory tax filings within U.S., foreign, and state jurisdictions, general tax advisory services (including research and discussions related to tax compliance matters) and assistance with credits and incentives opportunities in various jurisdictions.
The Audit Committee has considered whether the above services provided by EY are compatible to maintaining the independence of EY. The Audit Committee has the responsibility to pre-approve all audit and non-audit services to be performed by the independent registered public accounting firm in advance. Further, the Chair of the Audit Committee has the authority to pre-approve audit and non-audit services as necessary between regular meetings of the Audit Committee, provided that any of those services that were pre-approved in that manner will be disclosed to the full Audit Committee at its next scheduled meeting.
All of the Audit Fees, Audit-Related Fees, non-audit Tax Fees, and All Other Fees set forth above were pre-approved by one of these means.

94 | Science Applications International Corporation | 2026 Proxy Statement

OTHER INFORMATION

saic.com | 95

OTHER INFORMATION
OTHER INFORMATION
Stock Ownership of Certain Beneficial Owners
The following table provides information regarding the beneficial ownership of each person known by us to beneficially own more than five percent of SAIC common stock as of April 6, 2026.(1)

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class
BlackRock, Inc.(2)	4,374,758	10.1%
55 East 52nd Street New York, NY 10055
Fuller & Thaler Asset Management, Inc.(3)	2,626,951.05	6.10%
411 Borel Avenue, Suite 300 San Mateo, CA 94402
(1)Based on information contained in the Schedule 13G/A filed with the SEC on May 7, 2025 by The Vanguard Group, as of April 30, 2025, The
Vanguard Group reported that it beneficially owned 4,777,413 shares of common stock. In the Schedule 13G/A filed with the SEC on March
27, 2026 by The Vanguard Group, it reported beneficial ownership of zero shares of common stock as of March 13, 2026 and noted that certain subsidiaries or business divisions of subsidiaries of The Vanguard Group that formerly had, or were deemed to have, beneficial ownership jointly with The Vanguard Group, will report beneficial ownership separately (on a disaggregated basis) from The Vanguard
Group.
(2)Based on a Schedule 13G/A filed with the SEC on April 7, 2026, BlackRock, Inc., a holding company filing on behalf of itself and certain of its subsidiaries, reported that it beneficially owned 4,374,758 shares as of March 31, 2026, including sole voting power over 4,183,513 shares and sole dispositive power over 4,374,758 shares.
(3)Based on a Schedule 13G/A filed with the SEC on February 17, 2026, Fuller & Thaler Asset Management, Inc., an investment adviser filing on behalf of itself and certain of its subsidiaries, reported that it beneficially owned 2,626,951.05 shares as of December 31, 2025, including sole voting power over 2,605,936.05 shares and sole dispositive power over 2,626,951.05 shares.

96 | Science Applications International Corporation | 2026 Proxy Statement

OTHER INFORMATION
Stock Ownership of Directors and Officers
The following table sets forth, as of April 6, 2026, the beneficial ownership of our common stock by our directors, the NEOs, and all of our directors and executive officers as a group. None of our directors or executive officers beneficially own more than one percent of our common stock. As a group, our directors and executive officers beneficially own approximately 0.65% of our common stock. Unless otherwise indicated, each individual has sole investment power and sole voting power with respect to the shares beneficially owned by that individual, except for any investment or voting power that may be shared with a spouse. No shares have been pledged.

Beneficial Owner	Common stock(1)	Stock units(2)	Options and RSUs(3)	Total shares beneficially owned
Non-Employee Directors
Paul Eremenko	—	—	—	—
Garth N. Graham	7,159	—	1,644	8,803
Carolyn B. Handlon	4,032	—	1,644	5,676
Yvette M. Kanouff	11,169	—	1,644	12,813
Timothy J. Mayopoulos	7,927	—	1,644	9,571
Katharina G. McFarland	7,094	—	1,644	8,738
Milford W. McGuirt	6,841	—	1,644	8,485
Donna S. Morea	32,877	—	4,520	37,397
Michael S. Rogers	—	—	—	—
Steven R. Shane	36,840	—	4,520	41,360
John K. Tien, Jr.	919	—	1,644	2,563
David J. Urban	—	—	1,253	1,253
Named Executive Officers
James C. Reagan[4]	15,955	—	1,644	17,599
Prabu Natarajan	63,257	—	—	63,257
Kathleen T. McCarthy	—	—	—	—
Hilary L. Hageman	15,961	—	—	15,961
Srinivas Attili	3,900	—	—	3,900
Toni Townes-Whitley[5]	17,407	—	—	17,407
James J. Jackson[5]	10,302	6,412	—	16,714
David C. Ray[5]	8,319	—	—	8,319
All directors and executive officers as a group (20 persons)	249,959	6,412	23,445	279,816
(1)Information in this column includes (a) the approximate number of shares allocated to all directors and officers as a group, 240,175 shares, and (b) shares held by certain trusts established by the individuals as follows: Mr. Shane, 1,334 shares; Mr. Reagan, 1,450; and Mr.
Natarajan, 7,000 shares.
(2)Represents vested stock units attributable to the individual or the group in the Key Executive Stock Deferral Plan. Shares held in these plans are voted by the trustee in the same proportion as all other stockholders collectively vote their shares of common stock.
(3)Shares subject to options exercisable or RSUs subject to vesting, both within 60 days following April 6, 2026.
(4)    Represents the annual grant of RSUs as a non-employee director from June 4, 2025 that vest on June 3, 2026.
(5)Based solely on information set forth in Ms. Townes-Whitley, Messrs. Jackson and Ray Form 4 filed with the SEC on June 13, 2025,
October 27, 2025 and April 8, 2025, respectively.

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OTHER INFORMATION
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act and the rules of the SEC require our directors and executive officers as well as persons who beneficially own more than ten percent of our common stock to file reports of their ownership and changes in ownership of common stock with the SEC. For our directors and executive officers, our personnel generally prepare and file these reports on the basis of information obtained from each director and officer and pursuant to a power of attorney. Due to an administrative oversight a Form 4 reporting one transaction for Mr. DiFronzo was filed late during fiscal 2026.  Based solely on the information provided to us, we believe that all other reports for our directors, executive officers and greater than ten percent stockholders complied with all filing requirements under Section 16(a) of the Exchange Act during fiscal 2026.
Stockholder Proposals and Director Nominations for the 2027
Annual Meeting
Stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s annual meeting must submit their proposals so they are received by our
Corporate Secretary no later than the close of business (5:00 p.m. ET) on December 23, 2026. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.
In order to be properly brought before the annual meeting of stockholders to be held in 2027 (the "2027 Annual Meeting"), a stockholder who desires to provide notice of nomination of one or more director candidates to be included in the company’s
Proxy Statement and ballot pursuant to Section 3.17 of our bylaws (a “proxy access nomination”) must be received by our
Corporate Secretary no earlier than November 23, 2026 and no later than the close of business on December 23, 2026 (not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date the definitive Proxy Statement was first released to stockholders in connection with the preceding year’s annual meeting of stockholders). If the date of the 2027 Annual Meeting is more than 30 days before or more than 70 days after that anniversary date, notice of the proxy access nomination by the stockholder to be timely must be received not earlier than the close of business on the 120th day and not later than the close of business on the later of the 90th day prior to the 2027 Annual
Meeting or the close of business on the 10th day following the day on which the notice of proxy access nomination is mailed or public announcement of the date of the 2027 Annual Meeting is first made by the company, whichever first occurs.
In addition, in order for a stockholder to propose any matter for consideration at the 2027 Annual Meeting other than by inclusion in the Proxy Statement, the stockholder must give timely notice to our Corporate Secretary of such stockholder's intention to bring such business before the meeting. To be timely, notice must be delivered to the Corporate Secretary not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting. Therefore, in connection with the 2027 Annual Meeting, notice must be delivered to the
Corporate Secretary between February 3, 2027 and March 5, 2027. In the event, however, that the date of the 2027 Annual
Meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us, whichever occurs later.
Any stockholder’s notice must include additional information about the stockholder and the underlying beneficial owner, if any, required under our bylaws, as amended from time to time, and SEC rules and regulations, including the information that would be required to be disclosed in a Proxy Statement soliciting proxies for the election of any proposed nomination of one or more director candidates. A stockholder’s notice must be updated, if necessary, so that the information submitted is true and correct as of the record date for determining stockholders entitled to receive notice of the meeting.
In addition to the requirements set forth above, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

98 | Science Applications International Corporation | 2026 Proxy Statement

OTHER INFORMATION
Annual Report on Form 10-K
We will provide without charge to any stockholder, upon written or oral request, a copy of our Annual Report on Form 10-K for fiscal 2026 without exhibits. Requests should be directed to SAIC, 12010 Sunset Hills Road, Reston, Virginia 20190, Attention:
Corporate Secretary, or by calling (703) 676-4008.
By Order of the Board of Directors
Hilary L. Hageman
Corporate Secretary
April 22, 2026

saic.com | 99

100 | Science Applications International Corporation | 2026 Proxy Statement

APPENDICES
APPENDICES
Appendix A: Non-GAAP Financial Measures
This appendix describes the non-GAAP financial measures included in the Proxy Statement. While we believe that these non-
GAAP financial measures may be useful in evaluating our financial information, they should be considered as supplemental in nature and not as a substitute for financial information prepared in accordance with GAAP. Other companies may define similar measures differently.

	Year Ended
	January 30, 2026	January 31, 2025	February 2, 2024
	(in millions)
Revenues	$7,262	$7,479	$7,444
Net income	358	362	477
Interest expense, net and loss on sale of receivables	140	140	129
Provision for income taxes	29	66	143
Depreciation and amortization	149	140	142
EBITDA(1)	$676	$708	$891
EBITDA as a percentage of revenues	9.3%	9.5%	12.0%
Acquisition, integration, restructuring and impairment costs	16	6	24
Depreciation included in acquisition and integration costs and restructuring and impairment costs	(1)	(1)	(1)
Recovery of acquisition, integration, restructuring and impairment costs(2)	(6)	(3)	(6)
Executive transition costs, net of recoveries	16	—	—
Costs related to the settlement of federal tax audits	7	—	—
Gain on divestitures, net of transaction costs	—	—	(240)
Adjusted EBITDA(1)	$708	$710	$668
Adjusted EBITDA as a percentage of revenues	9.7%	9.5%	9.0%
(1)EBITDA is a performance measure that is calculated by taking net income and excluding interest and loss on sale of receivables, provision for income taxes, and depreciation and amortization. Adjusted EBITDA is a performance measure that excludes acquisition, integration, restructuring, and impairment costs, and any other material non-recurring costs that we do not consider to be indicative of our ongoing operating performance. Acquisition, integration, restructuring and impairment costs represent costs incurred related to acquisitions, reorganizations, facilities optimization efforts, and impairments of long-lived assets, along with associated depreciation. Recovery of acquisition, integration, restructuring and impairment costs represents costs recovered through our indirect rates in accordance with Cost
Accounting Standards. Executive transition costs, net of recoveries, represent costs associated with the departure of our CEO and other executives in the third quarter of the fiscal year 2026, net of the portion recovered through our indirect rates in accordance with Cost
Accounting Standards. Costs related to the settlement of federal tax audits represent costs related to the IRS audit settlement for fiscal years 2016 through 2019. We believe that these performance measures provide management and investors with useful information in assessing trends in our ongoing operating performance and may provide greater visibility in understanding the long-term financial performance of the company.
(2)Adjustment to reflect the portion of acquisition, integration, restructuring and impairment costs recovered through the company's indirect rates in accordance with Cost Accounting Standards.

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APPENDICES
In addition to the above non-GAAP financial measures, the table below describes adjusted performance measures related to the
Performance Stock Units and Short-Term Incentive ("STI") Awards included in the Proxy Statement.

	Year Ended
	January 30, 2026	January 31, 2025	February 2, 2024
	(in millions)
Performance Stock Units Adjusted Performance Measures
Net income	$358	$362	$477
Interest expense, net and loss on sale of receivables	140	140	129
Provision for income taxes	29	66	143
Depreciation and amortization	149	140	142
EBITDA(1)	$676	$708	$891
EBITDA as a percentage of revenues	9.3%	9.5%	12.0%
Acquisition, integration, restructuring and impairment costs	25	2	17
Divestiture impacts	—	—	(240)
Tax changes	15	—	—
Other impacts	12	—	2
Performance stock units adjusted EBITDA	$728	$710	$670
Performance stock units adjusted EBITDA as a percentage of revenues	10.0%	9.5%	9.0%
Cash flows provided by operating activities	$609	$494	$396
Cash paid for acquisition and integration costs and restructuring impacts	2	7	4
Platform integration program working capital changes	27	61	17
Divestiture impacts	—	8	72
Impact from sale of receivables under Master Accounts Receivable Purchase Agreement ("MARPA")	—	41	45
Tax changes	(89)	—	—
Other impacts	9	(3)	(6)
Performance stock units adjusted operating cash flow	$558	$608	$528
Short-Term Incentive Adjusted Performance Measures
Revenue	$7,262	$7,479	$7,444
Government shutdown impacts	26	—	—
STI adjusted revenue	$7,288	$7,479	$7,444
Net income	$358	$362	$477
Interest expense, net and loss on sale of receivables	140	140	129
Provision for income taxes	29	66	143
Depreciation and amortization	149	140	142
EBITDA(1)	$676	$708	$891
EBITDA as a percentage of revenues	9.3%	9.5%	12.0%
Acquisition, integration, restructuring and impairment costs	25	2	30
Divestiture impacts	—	—	(240)
Tax audit fees	7	—	—
Other impacts	3	(5)	—
STI adjusted EBITDA	$711	$705	$681
Cash flows provided by operating activities	$609	$494	$396
Impact from sale of receivables under MARPA	—	41	45
Acquisition, integration, restructuring and impairment costs	2	—	1
Divestiture impacts	—	8	72
Tax audit fees	6	—	—
Other impacts	1	(5)	(6)
STI adjusted operating cash flow	$618	$538	$508
(1)EBITDA is a non-GAAP performance measure that is calculated by taking net income and excluding interest and loss on sale of receivables, provision for income taxes, and depreciation and amortization. We believe that this performance measure provides management and investors with useful information in assessing trends in our ongoing operating performance and may provide greater visibility in understanding the long-term financial performance of the company.

102 | Science Applications International Corporation | 2026 Proxy Statement

APPENDICES
APPENDIX B: SCIENCE APPLICATIONS INTERNATIONAL
CORPORATION 2023 EQUITY INCENTIVE PLAN
(As Amended by Amendment No. 1 and As Proposed to be Amended by Amendment No. 2)
1.Purpose of the Plan. The purpose of this 2023 Equity Incentive Plan is to enhance the long-term stockholder value of
Science Applications International Corporation and its affiliated companies by offering opportunities to eligible individuals to participate in the growth in value of the equity of Science Applications International Corporation.
2.Definitions. This Plan uses the following defined terms:
a.“Affiliate” means a “parent” or “subsidiary” (as each is defined in Section 424 of the Code) of the Company and any other entity that the Board or Committee designates as an “Affiliate” for purposes of the Plan.
b.“Applicable Law” means any and all laws of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which Shares are then listed or quoted, applicable to the taking or refraining from taking of any action under the Plan, including the administration of the Plan and the issuance or transfer of Awards or Shares.
c.“Award” means a Restricted Stock Unit, Option, Stock Appreciation Right, Other Stock-Based Award, or Cash Award
granted in accordance with the terms of the Plan.
d.“Award Agreement” means the document, which may be in paper or electronic form, evidencing the grant of an Award and its terms and conditions.
e.“Board” means the Board of Directors of the Company.
f.“Cash Award” means the right to receive cash as described in Section 10 of the Plan.
g.“Cause” means employment-related dishonesty, fraud, misconduct or disclosure or misuse of confidential information, or other employment related conduct that is likely to cause significant injury to the Company, an Affiliate, or any of their respective employees, officers or directors (including, without limitation, commission of a felony or similar offense), in each case as determined by the Committee. “Cause” will not require that a civil judgment or criminal conviction has been entered against or guilty plea will have been made by the Recipient regarding any of the matters referred to in the previous sentence. Accordingly, the Committee will be entitled to determine “Cause” based on the Committee’s good faith belief. If the Recipient is criminally charged with a felony or similar offense that will be a sufficient, but not a necessary, basis for such belief.
h.“Change in Control” means:
1.a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under the Plan are assumed,  converted or replaced by the successor corporation, which assumption will be binding on all participants),
2.a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company,
3.the sale of all or substantially all of the assets of the Company, or
4.the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction.
i.“Code” means the Internal Revenue Code of 1986, as amended.
j.“Committee” means the Human Resources and Compensation Committee of the Board of Directors of the Company.
k.“Company” means Science Applications International Corporation, a Delaware corporation, or any successor corporation thereto.
l.“Consultant” means an individual who, or an employee of any entity that, provides bona fide services to the Company or an Affiliate not in connection with the offer or sale of securities in a capital-raising transaction, but who is not an
Employee.
m.“Director” means a member of the Board of Directors of the Company or an Affiliate.

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APPENDICES
n.“Dividend Equivalent Right” means, with respect to a Restricted Stock Unit or an Other Stock-Based Award that is a
Full Value Award, a Recipient’s right to receive a payment or  credit for the account of such Recipient in an amount equal to the cash dividends that would have been payable on Shares subject to an Award during a period of time had such Shares been issued to the Recipient. Dividend Equivalent Rights may be settled in the form of cash, Shares, or a combination of both. Such Dividend Equivalents will be retained by the Company (without interest) and settled when, and if, to the extent that the RSUs or Other Stock-Based Award to which the Dividend Equivalents relate vests and the underlying Shares are issued. Dividend Equivalents so credited will be subject to the same terms and conditions as the
RSUs or Other Stock-Based Award to which such Dividend Equivalents relate and will be forfeited in the event that the
RSUs or Other Stock-Based Award with respect to which such Dividend Equivalents were credited are forfeited. If an
Award is in the form of Shares of restricted stock or otherwise involves the grant of actual Shares to Recipients, any dividends on such Shares will be retained by the Company (without interest) and paid when, and if, to the extent that the Shares to which the dividends relate vest, and such dividends will be subject to the same terms and conditions as the Shares to which such dividends relate and will be forfeited in the event that such Shares are forfeited. For the avoidance of doubt, no dividends or Dividend Equivalents will be paid or granted in respect of Shares subject to Options or SARs and no holder of an Option or SAR will be entitled to any dividends with respect to the Shares subject to
Options or SARs unless and until such Options or SARs have vested and have been exercised in accordance with the terms of the Plan and the applicable Award Agreement and such Shares are reflected as issued and outstanding.
o.“Effective Date” means the date on which the stockholders of the Company approve the Plan and “Amendment No. 2
Effective Date” means the date on which the stockholders of the Company approve Amendment No. 2 to the Plan.
p.“Employee” means a regular employee of the Company or an Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the
Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii)
intermittent or temporary workers. The Company’s or an Affiliate’s classification of an individual  as an “Employee” (or as not an “Employee”) for purposes of the Plan will not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. A Recipient will not cease to be an
Employee due to transfers between locations of the Company, or between the Company and an Affiliate. Neither service as a Director nor receipt of a director’s fee will be sufficient to make a Director an “Employee.”
q.“Exchange Act” means the Securities Exchange Act of 1934, as amended.
r.“Executive” means an individual who is subject to Section 16 of the Exchange Act because of the individual’s relationship with the Company or an Affiliate.
s.“Expiration Date” means, with respect to a Stock Option or Stock Appreciation Right or Other Stock-Based Award, the
date stated in the Award Agreement as the expiration date of the Award or, if no such date is stated in the Award
Agreement, then the last day of the exercise period for the Award, disregarding the effect of a Recipient’s Termination or any other event that would shorten that period.
t.“Fair Market Value” means, as of any Value Date, the closing sales price as quoted for a Share on the New York Stock
Exchange or The Nasdaq Stock Market LLC (as applicable) for the day before the Value Date, as reported in The Wall
Street Journal or a similar publication. If no sales are reported as having occurred on the day before the Value Date,
Fair Market Value will be that closing sales price for the last preceding trading day on which sales of Shares are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value
Date, Fair Market Value will be the closing bid for the Shares on the day before the Value Date.
u.“Full Value Award” means any Award other than an Option, a Stock Appreciation Right, a Cash Award, or any other
Award for which the Recipient pays (or the value or amount payable under the Award is reduced by) an amount less than the Fair Market Value of the Shares, determined as of the Grant Date.
v.“Good Reason” means the occurrence of any of the events or conditions described below, without the Recipient’s prior written consent:
1.any material adverse change in the Recipient’s authority, duties or responsibilities (including reporting responsibilities), or (ii) in the case of a Recipient who immediately prior to a Change in Control is an Executive, the failure of such Recipient following such Change in Control to continue to serve as an Executive, in each case except in connection with the termination of the Recipient’s employment for Cause, disability, as a result of the Recipient’s death, or by the Recipient other than for Good Reason;
2.a material reduction in the Recipient’s base salary or target bonus or any failure to pay the Recipient any compensation to which the Recipient is entitled within 15 days after the date when due;
3.the imposition of a requirement that the Recipient be based (i) at any place outside a 50-mile radius from the
Recipient’s principal place of employment immediately prior to such change, or (ii) at any location other than the Company’s corporate headquarters or, if applicable, the headquarters of the business unit in which the
Recipient is employed, except, in each case, for reasonably required travel on Company business which is not materially greater in frequency or duration than prior to such change.

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APPENDICES
Notwithstanding anything to the contrary herein, no termination of the Recipient’s employment will be deemed to be for Good Reason hereunder unless (i) the Recipient provides written notice to the Company identifying the applicable event or condition within 90 days of the occurrence of the event or the initial existence of the condition, and (ii) the Company fails to remedy the event or condition within a period of 30 days following such notice. In the event the Company fails to remedy the event or condition, the Recipient will terminate employment within 30 days following the cure period.
w.“Grant Date” means the date the Committee approves the grant of an Award. However, if the Committee specifies that an Award’s Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied.
x.“Incentive Stock Option” means an Option intended to qualify as an incentive stock option under Section 422 of the
Code and designated as an Incentive Stock Option in the Award Agreement for that Option.
y.“Involuntary Termination” means termination of the Recipient’s employment by the Company or an Affiliate, as applicable, without Cause, or termination by the Recipient for Good Reason.
z.“Nonstatutory Option” means any Option other than an Incentive Stock Option.
aa.“Officer” means an officer of the Company as defined in Rule 16a-1 adopted under the Exchange Act.
bb.“Option” means a right to purchase Shares of the Company granted under the Plan.
cc.“Option Price” means the price payable under an Option for Shares, not including any amount payable in respect of withholding or other taxes.
dd.“Other Stock-Based Award” means an Award granted pursuant to Section 9 of the Plan.
ee.“Performance Condition” will mean a performance condition upon which the grant or vesting of an Award is contingent in accordance with Section 11 of the Plan. Measures that may be used in Performance Conditions may be expressed in absolute terms, in terms of growth or improvement, or relative to the performance of one or more comparable companies or an index covering multiple companies and that relate to any of the following, as it may apply to an individual, one or more Affiliates, business unit(s), divisions or the whole of the Company: revenue; earnings per share;
return on assets; return on equity; net order dollars; net profit; operating cash flow; operating income; contract bookings;
contract awards; profit before tax; earnings before interest, depreciation and taxes (EBITDA); return on invested capital;
days working capital; total shareholder return; share price growth; free cash flow; return on sales; operating margin;
book-to-bill; headcount; employee retention; new hires; backlog; objective customer satisfaction indicators; and
efficiency measures; or any other measures selected by the Committee, each with respect to the Company and/or an
Affiliate or individual business unit.
ff.“Plan” means this 2023 Equity Incentive Plan, as amended from time to time.
gg.“Prior Plan” means the Company’s 2013 Equity Incentive Plan.
hh.“Qualified Domestic Relations Order” means a “qualified domestic relations order” as defined in, and otherwise meeting the requirements of, Section 414(p) of the Code, except that reference to a “plan” in that definition will be to the
Plan.
ii.“Restricted Stock Unit” or “RSU” means an Award of an unsecured and unfunded promise to deliver Shares or value equal to such Shares in the future pursuant to Section 6 of the Plan.
jj.“Recipient” means: (i) a person to whom an Award has been granted, including a holder of a Substitute Award, or (ii) a person to whom an Award has been transferred in accordance with all applicable requirements of Section 22 of the
Plan.
kk.“Stock Appreciation Right” or “SAR” means a right to receive cash and/or Shares based on a change in the Fair
Market Value of a specific number of Shares pursuant to an Award Agreement, as described in Section 8 of the Plan.
ll.“Securities Act” means the Securities Act of 1933, as amended.
mm.“Share” means a share of the common stock of the Company or other securities substituted for the common stock of the Company under Section 16 of the Plan.
nn.“Substitute Award” means an Award granted in substitution for, or upon the conversion of, an award granted by another entity covering equity securities in the granting entity.
oo.“Ten Percent Stockholder” is any person who, directly or by attribution under Section 424(d) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any
Affiliate on the Grant Date.

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pp.“Termination” means that the Recipient has ceased to be, with or without any cause or reason, an Employee, Director or Consultant. However, unless so determined by the Committee, or otherwise provided in the Plan, “Termination” will not include a change in status from an Employee, Consultant or Director to another such status. An event that causes an Affiliate to cease being an Affiliate will be treated as the “Termination” of that Affiliate’s Employees, Directors, and
Consultants.
qq.“Value Date” means the value as of which the Fair Market Value of a Share is being determined.
3.Shares Subject to The Plan; Term of The Plan.
a.Number of Shares. Subject to adjustment pursuant to Section 16 of the Plan and the share counting provisions below, the aggregate number of Shares authorized for Awards granted under the Plan as of the Effective Date over the term of the Plan is 2,240,000*, plus 1,088,000 Shares as of the Amendment No. 2 Effective Date over the then remaining term of the Plan. After the Effective Date, no awards may be granted under the Prior Plan.
1.If any portion of an outstanding Award for any reason expires or is terminated or canceled or forfeited, the
Shares allocable to the expired, terminated, canceled, or forfeited portion of such Award will again be available for issuance under the Plan.
2.If any portion of an outstanding Award that was granted prior to the Effective Date under the Prior Plan for any reason expires or is terminated or canceled or forfeited on or after the Effective Date, the Shares allocable to the expired, terminated, canceled, or forfeited portion of such Prior Plan award will be available for issuance under the Plan. Notwithstanding this Section 3(a)(2), the provisions of the Plan will have no effect on awards granted pursuant to the Prior Plan, which will continue to be governed by the terms and conditions of the agreements and plan document governing such grants.
3.Shares allocable to an Award that is settled in cash will continue to be available for issuance under the Plan.
Shares issued in settlement of any Dividend Equivalent Rights will be applied against the number of Shares available for Awards. Shares subject to Substitute Awards and available under a stockholder-approved equity plan of an acquired company will not be applied against the number of Shares available for Awards.
4.In the event that (i) any Option or other Award granted under the Plan or any other plan maintained by the
Company is exercised through the tendering of Shares or by the withholding of Shares by the Company, or (ii)
withholding tax liabilities arising from such Options or Awards are satisfied by the tendering of Shares or by the withholding of Shares by the Company, or (iii) Shares are repurchased by the Company using Option exercise proceeds, then the Shares so tendered or withheld or repurchased will be available for issuance under the
Plan. Awards made in connection with the assumption of, or substitution for, outstanding awards previously granted to individuals who become Employees of the Company or a Subsidiary as a result of any merger, consolidation, acquisition of property or stock, or reorganization, will not count against the limitations set forth in this Section 3.
b.Source of Shares. The Shares issuable under the Plan will be authorized but unissued or reacquired Shares, including
Shares repurchased by the Company on the open market. Shares issued under the Plan may be: (i) Shares that have never been issued, (ii) Shares that have been issued but are no longer outstanding, or (iii) Shares that are outstanding and are acquired to discharge the Company’s obligation to deliver Shares.
c.Term of the Plan. The Plan will become effective on the Effective Date (with any amendments to the Plan being effective on and after the date thereof), and Awards may be granted under the Plan on and after the Effective Date.
Subject to the provisions of Section 19 of the Plan, Awards may be granted under the Plan until the tenth anniversary of the Effective Date.
*Consists of (i) the 1,741,168 Shares that were authorized to be issued under the Prior Plan and that were not subject to awards granted under the Prior Plan and outstanding as of February 3, 2023, plus (ii) an additional 498,832 Shares.
4.Administration.
a.General. The Board will have ultimate responsibility for administering the Plan. To the extent permitted by Applicable
Law, the Board may delegate certain of its responsibilities to the Committee. The composition of the Committee will at all times comply with, and will consist of two or more Directors who are “Non-Employee Directors” as defined in Rule
16b-3 under the Exchange Act. To the extent permitted by Applicable Law, the Board or the Committee may delegate certain of its responsibilities to any Employee or committee consisting of Employees. However, only the Board or the
Committee may approve grants of Awards to Executives and Directors, and an Employee or committee of Employees to whom the Committee has delegated responsibilities may grant Awards only within the guidelines established by the
Board or the Committee. Moreover, all actions and determinations by the Board or the Committee or any Employee or
committee of Employees are subject to the provisions of the Plan.
b.Authority of the Committee. Subject to the other provisions of the Plan, the Committee will have the authority to:
1.grant Awards, including Substitute Awards;
2.determine the Fair Market Value of Shares;

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3.determine the Option Price and the Purchase Price of applicable Awards;
4.select the Recipients;
5.determine the times Awards are granted;
6.determine the number of Shares subject to each Award;
7.determine the type of Shares subject to each Award;
8.determine the methods of payment that may be used to purchase Shares, if applicable under the terms of an
Award;
9.determine the methods of payment that may be used to satisfy withholding tax obligations;
10.to determine the original or amended terms, conditions and restrictions applicable (which need not be identical)
to each Award, including, without limitation,
a.the exercise price of an Option or SAR and the method of payment for Shares purchased upon the exercise of an Option,
b.whether an Option is a Nonstatutory Option or an Incentive Stock Option,
c.the method for satisfaction of any tax withholding obligations arising in connection with an Award, including by the withholding or delivery of Shares,
d.the terms and conditions of Awards, including without limitation the timing and other terms and conditions of the effectiveness, awarding, vesting, exercisability, acceleration, deferral, and settlement, as applicable, of Awards,
e.the time of the expiration of an Award,
f.the effect of the Grantee’s termination of employment or service with the Company on any of the foregoing, and
g.all other terms, conditions and restrictions applicable to an Award or Shares not inconsistent with the terms of the Plan;
11.modify or amend any Award, subject to Sections 7(f) and 8(c) of the Plan;
12.authorize any person to sign any Award Agreement or other document related to the Plan on behalf of the
Company and determine the form of any Award Agreement or other document related to the Plan;
13.interpret the Plan and any Award Agreement or document related to the Plan;
14.correct any defect, remedy any omission, or reconcile any inconsistency in the Plan, any Award Agreement or any other document related to the Plan;
15.prescribe, amend, or revoke rules, guidelines, and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with non-U.S. Applicable Laws or tax policies or practices or customs, or to take into account or to mitigate or reduce the burden of taxation and social insurance contributions for Recipients or the Company, or to meet the goals and objectives of the Plan as they apply to Awards and Shares held by, or granted or issued to, persons working or resident outside of the United States or employed by Affiliates incorporated outside the
United States;
16.appoint such additional administrators as are necessary to perform various administrative acts and determine the duties of such administrators; and
17.make all other determinations the Committee deems necessary or advisable for the administration of the Plan.
c.Scope of Discretion. Subject to the provisions of this Section 4(c), on all matters for which the Plan confers the authority, right, or power on the Board, the Committee, or other Committee to make decisions, that body may make those decisions in its sole and absolute discretion. Those decisions will be final, binding, and conclusive. In making its decisions, the Board, Committee or other Committee need not treat all persons eligible to receive Awards, all
Recipients, all Awards or all Shares subject to Awards the same way. Notwithstanding anything herein to the contrary, and except as provided in Section 19(b) of the Plan, the discretion of the Board, Committee or other Committee is subject to the specific provisions and specific limitations of the Plan, as well as all rights conferred on specific
Recipients by Award Agreements and other agreements.
d.Minimum Vesting Requirement. Notwithstanding any other provision of the Plan to the contrary, equity-based Awards granted under the Plan will vest no earlier than the first anniversary of the date the Award is granted (excluding, for this purpose, any (i) Substitute Awards, (ii) Shares delivered in lieu of fully vested cash Awards and (iii) Awards to Directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting); provided, that, the Committee may grant

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equity-based Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 3(a) (subject to adjustment under Section 16); and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Award or otherwise.
5.Eligibility.
a.Eligible Individuals. Awards (including Substitute Awards) may be granted to, and only to, Employees, Directors, and
Consultants, including to prospective Employees, Directors, and Consultants conditioned on the beginning of their service for the Company or an Affiliate. However, Incentive Stock Options may only be granted to Employees, as provided in Section 7(h) of the Plan.
b.Limits on Awards to Non-Employee Directors. Notwithstanding any other provision of the Plan to the contrary, the aggregate Grant Date fair value (computed as of the Grant Date in accordance with applicable financial accounting rules) of all Awards granted to any non-Employee Director during any single calendar year for service as a Director
(excluding Awards made at the election of the non-Employee Director in lieu of all or a portion of annual and committee cash retainers) will not exceed $500,000.
6.Restricted Stock Units.
a.General. The specific terms and conditions of an Award of RSUs granted to a Recipient will be evidenced by an Award
Agreement. The Award Agreement will state (i) the number of Shares subject to the Award (ii) the conditions, if any, that must be timely satisfied before the Award will be effective, (iii) the conditions, if any, that must be timely satisfied before the Award will be vested, (iv) the conditions, if any, under which the Recipient’s interest in the RSUs will be forfeited, and (v) and any other terms and conditions of the Award. Any such conditions for effectiveness or vesting will be determined on the Grant Date, and may be based upon the passage of time and continued service by the Recipient, or the achievement of Performance Conditions, or the achievement of both time-based conditions and Performance
Conditions.
b.Dividend Equivalent Rights, Voting, and Other Ownership Rights. Unless otherwise provided by the Committee in the Award Agreement, a Recipient will not have any rights as a stockholder with respect to Shares underlying an Award of RSUs until such time, if any, as the RSUs are settled and the underlying Shares are actually issued to the Recipient.
Subject to Section 2(n) of the Plan, the Committee may provide in the Award Agreement for the payment of Dividend
Equivalents Rights to the Recipient at the time of vesting or other payout of the RSUs. If the payment or crediting of
Dividend Equivalents is in respect of an Award that is subject to Section 409A of the Code, then the payment or crediting of such Dividend Equivalents will conform to the requirements of Section 409A of the Code.
c.Deferral of Receipt of Payment. The Committee may permit or require a Recipient to defer receipt of the delivery of
Shares that would otherwise be due by virtue of the grant of or the lapse or waiver of restrictions with respect to RSUs.
If any such deferral is required or permitted, the Committee will establish such rules and procedures for such deferral, including rules and procedures implemented pursuant to Section 23 of the Plan for compliance with Section 409A of the
Code.
d.Termination. The effect of a Recipient’s Termination on their outstanding RSUs will be set forth in the Award
Agreement.
7.Options. The specific terms and conditions of an Option granted to a Recipient will be evidenced by an Award Agreement.
In addition, the following rules apply to all Options:
a.Price. No Option (other than Substitute Options) may have an Option Price less than the Fair Market Value of the underlying Share on the Grant Date.
b.Term. No Option will be exercisable after its Expiration Date. No Option may have an Expiration Date that is more than ten years after its Grant Date. Additional provisions regarding the term of Incentive Stock Options are provided in
Sections 7(h)(1) and 7(h)(5) of the Plan.
c.Vesting. Options will be exercisable, in whole or in part, at such times as the Committee will specify in the Award
Agreement. The grant or vesting of an Option may be based upon the passage of time and continued service by the
Recipient, or the achievement of Performance Conditions, or the achievement of both time-based conditions and
Performance Conditions. No Option granted to an individual who is subject to the overtime pay provisions of the Fair
Labor Standards Act may be exercised before the expiration of six months after the Grant Date.
d.Exercise. An Option will be considered exercised when the Company or its designee receives:
1.written (including electronically pursuant to Section 24(d) of the Plan) notice of exercise from the person entitled to exercise the Option,
2.full payment, or provision for payment, in accordance with Section 7(e) below in a form and method approved by the Committee, for the Shares for which the Option is being exercised, and

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3.with respect to any Option the exercise of which triggers any withholding obligation, payment, or provision for payment, in a form and method approved by the Committee, of all applicable withholding and similar taxes and/or (if applicable) transaction costs due upon exercise.
An Option may not be exercised for a fraction of a Share.
e.Form and Method of Payment. In accordance with Section 4(b) of the Plan, the Committee will have the authority to determine the acceptable form and method of payment for exercising an Option. Acceptable forms of payment that the
Committee may permit with respect to the exercise of Options include:
1.cash, check or wire transfer, denominated in U.S. dollars except as specified by the Committee for non-U.S.
Employees;
2.other Shares, or the designation of other Shares, which have a Fair Market Value on the date of surrender greater than or equal to the Option Price of the Shares as to which the Option is being exercised;
3.consideration received by the Company under a procedure under which a licensed broker-dealer advances funds on behalf of a Recipient or sells Shares issued upon exercise of the Option on behalf of a Recipient (a
“Cashless Exercise Procedure”), provided that if the Company extends or arranges for the extension of credit to a Recipient under any Cashless Exercise Procedure, no Officer or Director may participate in that Cashless
Exercise Procedure;
4.cancellation of any debt owed by the Company or any Affiliate to the Recipient by the Company (including, without limitation, waiver of compensation due or accrued for services previously rendered to the Company);
5.payment pursuant to any “cashless net exercise” procedures approved by the Committee; and
6.any combination of the methods of payment permitted by any paragraph of this Section 7(e).
The Committee may also permit any other form or method of payment permitted by Applicable Law. In making its determination as to the type of consideration to accept, the Committee will consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Committee may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.
f.No Repricing. The Committee may not modify or amend any outstanding Option so as to (i) specify a lower exercise price, (ii) accept the surrender of an outstanding Option when the Option Price per Share exceeds the Fair Market Value of one Share and authorize the granting of a new Option or other Award with a lower exercise price in substitution for such surrendered Option, or buy out, for a payment in cash or Shares, an outstanding Option (other than in connection with a Change in Control), or (iii) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed, in each case, without the approval of the Company’s stockholders other than in connection with a change in the
Company’s capitalization pursuant to Section 16 of the Plan.
g.Termination. The effect of a Recipient’s Termination on their outstanding Options will be set forth in the Award
Agreement.
h.Special Rules for Incentive Stock Options.
1.The Expiration Date of an Incentive Stock Option will not be later than ten years from its Grant Date, with the result that no Incentive Stock Option may be exercised after the expiration of ten years from its Grant Date.
2.No Incentive Stock Option may be granted after the tenth anniversary of the date the Board most recently approved the Plan (or such earlier date as required by the Code).
3.Stock options intended to be incentive stock options under Section 422 of the Code that are granted to any single Recipient under all incentive stock option plans of the Company and its Affiliates, including Incentive
Stock Options granted under the Plan, may not vest at a rate of more than $100,000 in Fair Market Value of stock (measured on the grant dates of the options) during any calendar year. For this purpose, a stock option vests with respect to a given Share the first time its holder may purchase that Share, notwithstanding any right of the Company to repurchase that Share. Unless the administrator of that stock option plan specifies otherwise in the related agreement governing the stock option, this vesting limitation will be applied by, to the extent necessary to satisfy this $100,000 rule, treating certain stock options that were intended to be incentive stock options under Section 422 of the Code as Nonstatutory Options. The stock options or portions of stock options to be reclassified as Nonstatutory Options are those with the highest option prices, whether granted under the Plan or any other equity compensation plan of the Company or any Affiliate that permits that treatment. This Section 7(h)(3) will not cause an Incentive Stock Option to vest before its original vesting date or cause an Incentive Stock Option that has already vested to cease to be vested.
4.In order for an Incentive Stock Option to be exercised for any form of payment other than those described in
Section 7(e) of the Plan, that right must be stated at the time of grant in the Award Agreement relating to that
Incentive Stock Option.

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5.Any Incentive Stock Option granted to a Ten Percent Stockholder, must have an Expiration Date that is not later than five years from its Grant Date, with the result that no such Option may be exercised after the expiration of five years from the Grant Date.
6.The Option Price of an Incentive Stock Option will never be less than the Fair Market Value of the Shares at the Grant Date. The Option Price for the Shares covered by an Incentive Stock Option granted to a Ten
Percent Stockholder will never be less than 110% of the Fair Market Value of the Shares at the Grant Date.
7.Incentive Stock Options may be granted only to Employees. If a Recipient changes status from an Employee to a Consultant, that Recipient’s Incentive Stock Options become Nonstatutory Options if not exercised within the time period described in Section 7(h)(9) below (determined by treating that change in status as a
Termination solely for purposes of this Section 7(h)(7)).
8.No rights under an Incentive Stock Option may be transferred by the Recipient, other than by will or the laws of descent and distribution. During the life of the Recipient, an Incentive Stock Option may be exercised only by the Recipient. The Company’s compliance with a Qualified Domestic Relations Order, or the exercise of an
Incentive Stock Option by a guardian or conservator appointed to act for the Recipient, will not violate this
Section 7(h)(8).
9.An Incentive Stock Option will be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, the three-month period beginning with the Recipient’s Termination for any reason other than the Recipient’s death or disability (as defined in Section 22(e) of the Code). In the case of Termination due to death, an Incentive Stock Option will continue to be treated as an Incentive Stock Option if it remains exercisable after, and is not exercised within, the three month period after the Recipient’s death, provided it is exercised before the Expiration Date. In the case of Termination due to disability (as defined in Section 22(e) of the Code), an Incentive Stock Option will be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, one year after the Recipient’s Termination.
10.An Incentive Stock Option may only be modified by the Committee.
11.Any holder of Shares acquired under an Incentive Stock Option will promptly notify the Committee, following such procedures as the Committee may require, of the sale or other disposition of any of those Option Shares if the disposition occurs during: (a) the longer of two years after the Grant Date of the Incentive Stock Option and one year after the date the Incentive Stock Option was exercised, or (b) such other period as the
Committee has established.
8.Stock Appreciation Rights. The following rules apply to SARs:
a.General. SARs may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. The
Committee may grant SARs to eligible participants subject to terms and conditions not inconsistent with the Plan and determined by the Committee. The specific terms and conditions applicable to the Recipient will be provided for in the
Award Agreement. SARs will be exercisable, in whole or in part, at such times as the Committee will specify in the
Award Agreement. The grant or vesting of a SAR may be based upon the passage of time and continued service by the
Recipient, or the achievement of Performance Conditions, or the achievement of both time-based conditions and
Performance Conditions. The Expiration Date of a SAR will not be later than ten years from its Grant Date, with the result that no SAR may be exercised after the expiration of ten years from its Grant Date.
b.Exercise of SARs. Upon the exercise of a SAR, in whole or in part, a Recipient will be entitled to a payment in an amount equal to the excess of the Fair Market Value of a fixed number of Shares covered by the exercised portion of the SAR on the date of exercise, over the Fair Market Value of the Shares covered by the exercised portion of the SAR on the Grant Date. The amount due to the Recipient upon the exercise of a SAR will be paid in cash, Shares, or a combination thereof as, and over the period or periods, specified in the Award Agreement. An Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a SAR, on an aggregate basis or as to any Recipient. If a SAR has been granted in tandem with an Option, upon the exercise of the
SAR, the number of Shares that may be purchased pursuant to the Option will  be reduced by the number of Shares with respect to which the SAR is exercised. A SAR will be considered exercised when the Company or its designee receives:
1.written (including electronically pursuant to Section 24(d) of the Plan) notice of exercise from the person entitled to exercise the SAR, and
2.with respect to any SAR the exercise of which triggers any withholding obligation, payment, or provision for payment, in a form and method approved by the Committee, of all applicable withholding and similar taxes and/or (if applicable) transaction costs due upon exercise.
A SAR may not be exercised for a fraction of a Share.
c.No Repricing. The Committee may not modify or amend any outstanding SAR so as to (i) specify a lower exercise price, (ii) accept the surrender of an outstanding SAR when the exercise price exceeds the Fair Market Value of one
Share and authorize the granting of a new SAR or other Award with a lower exercise price in substitution for such surrendered SAR, or buy out, for a payment in cash or Shares, an outstanding SAR (other than in connection with a

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Change in Control), or (iii) take any other action with respect to a SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed, in each case, without the approval of the Company’s stockholders other than in connection with a change in the Company’s capitalization pursuant to Section 16 of the Plan.
d.Termination. The effect of a Recipient’s Termination on their outstanding SARs will be set forth in the Award
Agreement.
9.Other Stock-Based Awards. The Committee may grant Share-based or Share-related awards not otherwise described in
Sections 6, 7, or 8 of the Plan in such amounts and subject to such terms and conditions consistent with the terms of the
Plan as the Committee determines (including Section 2(n)). Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may:
a.involve the transfer of actual Shares to Recipients, either on the Grant Date or later, or payment in cash or otherwise of amounts based on the value of Shares;
b.provide for grant or vesting based upon the passage of time and continued service by the Recipient, or the achievement of Performance Conditions, or the achievement of both time-based conditions and Performance Conditions;
c.be in the form of phantom stock, restricted stock units, performance shares, deferred share units, or share-denominated performance units, or other awards denominated in, or with a value determined by reference to, a number of Shares that is specified on the Grant Date; and
d.be designed to comply with applicable laws of jurisdictions other than the United States.
10.Cash Awards. Cash Awards may be granted either alone, in addition to, or in tandem with other Awards granted under the
Plan. After the Committee determines that it will offer a Cash Award, it will advise the Recipient, by means of an Award
Agreement or otherwise, of the terms, conditions and restrictions related to the Cash Award. The grant or vesting of a Cash
Award may be based upon the passage of time and continued service by the Recipient, or the achievement of Performance
Conditions, or the achievement of both time-based conditions and Performance Conditions.
11.Awards Contingent on Performance Conditions. The Award Agreement for an Option, SAR, RSU, Other Stock-Based
Award, or Cash Award that is contingent on Performance Conditions will specify the Performance Conditions, including the performance period and the manner in which performance will be measured.  The Committee may adjust Performance
Conditions and the related level of achievement if the Committee determines in its discretion that events or transactions that are unusual in nature or infrequently occurring have occurred after the Grant Date that are unrelated to the performance of the Recipient and result in distortion of the performance targets or the related level of achievement. The Committee may provide in the applicable Award Agreement additional rules and procedures relating to the Committee’s ability to adjust aspects of an Award that is contingent on Performance Conditions, the Committee’s ability to increase or decrease the amount of compensation provided by the Award, and the Committee’s certification or other determination of the extent to which Performance Conditions have or have not been attained.
12.Substitute Awards. The Committee may cause the Company to grant Substitute Awards in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger, tender offer, or other similar transaction) or of all or a portion of the assets of any entity. Unless and to the extent specified otherwise by the Committee,
Substitute Awards will have the same terms and conditions as the stock awards they replace, except that (subject to the provisions of Section 16 of the Plan), Substitute Awards will cover Shares rather than equity securities of the granting entity and will have terms and conditions that, as determined by the Committee in its sole and absolute discretion, properly reflects the substitution. Any such Substitute Award will be effective on the effective date of the acquisition.
13.Issuance of Shares. Subject to Sections 17 and 18 of the Plan, the Company will issue Shares under the Plan in the name of the Recipient (or to such other person as to whom the Shares may be appropriately and legally issued under procedures and rules, if any, established from time to time by the Committee). Shares issued by the Company under the Plan may be, at the Company’s option, evidenced by a Share certificate delivered to the Participant, or other physical or electronic evidence of Share ownership, including, without limitation, deposit of Shares into a stock brokerage account maintained for the
Recipient by the Company’s stock transfer agent or its designee. Until Shares are actually issued, as evidenced by the appropriate entry on the stock register of the Company or its transfer agent, the Recipient will not have the rights of a stockholder with respect to those Shares, even though the Recipient has completed all the steps necessary for Shares to be issued. No adjustment will be made for any dividend, distribution, or other right for which the record date precedes the date the Shares are issued, except as provided in Section 16 of the Plan or in the Award Agreement.
14.Leave of Absence. If a Recipient is an Employee of the Company or an Affiliate and is on a leave of absence pursuant to the terms of the Company’s Administrative Policy No. SH-1 “Working Hours and Absences” or similar policy maintained by an Affiliate, as such policies may be revised or replaced from time to time, the Recipient will not, during the period of such absence be deemed, by virtue of such absence alone, to have terminated the Recipient’s employment. The Recipient will continue to vest in an outstanding Award during any approved medical or military leave of absence. Medical leave will include family or medical leaves, workers’ compensation leave, or pregnancy disability leave. For all other leaves of absence, an outstanding Award will fully vest only during active employment and will not vest during a leave of absence, unless required under local law. However, if a Recipient returns to active employment with the Company or  an Affiliate following such a leave, the Award will be construed to vest as if there had been no break in active employment.

saic.com | 111

APPENDICES
15.Consulting or Employment Relationship. Nothing in the Plan or in any Award Agreement, and no Award or the fact that
Shares remain subject to risk of forfeiture, will: (A) interfere with or limit the right of the Company or any Affiliate to terminate the employment or consultancy of any Recipient at any time, whether with or without cause or reason, and with or without the payment of severance or any other compensation or payment, (B) confer upon any individual any right to continue in the employ of, or affiliation with, the Company or a Subsidiary nor constitute any promise or commitment by the Company or a
Subsidiary regarding future positions, future work assignments, future compensation or any other term or condition of employment or affiliation or (C) interfere with the application of any provision in any of the Company’s or any Affiliate’s charter documents or Applicable Law relating to the election, appointment, term of office, or removal of a Director. No
Employee or Director will have any claim or right to be granted an Award under the Plan, or, having been selected for the grant of an Award, to be selected for a grant of any other Award.  Participation in the Plan is a matter separate from any contract of employment or other agreement and any benefit conferred by the Plan will not be counted for pension or any other purpose. The rights and obligations of any individual under the terms of their office or employment with the Company or any Subsidiary will not be affected by their participation in the Plan, and neither the Plan nor any Award form any part of any contract of employment between any individual and the Company or a Subsidiary. A Recipient will have no entitlement by way of compensation or damages resulting from termination of the office or employment (for any reason and whether lawful or not) by virtue of which they are or may be eligible to participate in the Plan or for the loss or reduction of any right or benefit or prospective right or benefit under the Plan or any Award that they might otherwise have enjoyed whether the compensation is claimed for wrongful dismissal or otherwise.
16.Certain Transactions and Events.
a.In General. Except as provided in this Section 16, no change in the capital structure of the Company, merger, sale or other disposition of assets or of a subsidiary, change in control, issuance by the Company of shares of any class of securities or securities convertible into shares of any class of securities, exchange or conversion of securities, or other transaction or event will require or be the occasion for any adjustments of the type described in this Section 16.
b.Changes in Capital Structure. In the event of any stock split, reverse stock split, recapitalization, combination or reclassification of stock, stock dividend, spin-off, extraordinary cash dividend or similar change to the capital structure of the Company (not including a Change in Control), the Committee will make such adjustments as it concludes are appropriate in order to preserve the proportionate value of Awards before and after the change in capital structure of the
Company to:
1.the number and type of Awards and Shares that may be granted under the Plan, including (without limitation)
to the number of Shares available for issuance over the term of the Plan as set forth in Section 3(a) of the
Plan,
2.the number and type of Awards that may be granted to any individual under the Plan,
3.the terms of any SAR,
4.the Option Price and number and class of securities issuable under each outstanding Option, and
5.the repurchase price of any securities substituted for Shares that are subject to repurchase rights. The specific adjustments will be determined by the Committee. Unless the Committee specifies otherwise, any securities issuable as a result of any such adjustment will be rounded down to the next lower whole security. The
Committee need not adopt the same rules for each Award or each Recipient.
c.Change in Control. Subject to the requirements of Section 409A of the Code and any additional terms and conditions set forth in the applicable Award Agreements, in the event of a Change in Control, the following provisions will apply:
1.Time-Based Awards. In the event of an Involuntary Termination within 18 months following the consummation of a Change in Control for any reason other than death, disability or Cause, each outstanding Award that is subject to a time-based vesting schedule will become fully vested and nonforfeitable as of the date of such termination.
2.Performance-Based Awards. With respect to each outstanding Award that is contingent on Performance
Conditions, if a Change in Control occurs prior to the end of the Performance Period, the Performance Period
will be terminated, and the Award will become vested and nonforfeitable with respect to the following number of Shares (or, for a Cash Award, the amount of cash):
a.If the Change in Control occurs following completion of one or more fiscal years in the Performance
Period, the number of Shares (or, for a Cash Award, the amount of cash) earned by the Recipient for each such completed fiscal year based on the achievement of the applicable Performance Goals as determined by the Committee; plus
b.If the Change in Control occurs prior to completion of any fiscal year in the Performance Period, a numb\er of Shares (or, for a Cash Award, the amount of cash) based on the achievement of the
Performance Goals for such fiscal year at the time of consummation of the Change in Control as determined by the Committee and prorated to reflect the portion of the fiscal year that has elapsed through the date of consummation of the Change in Control.

112 | Science Applications International Corporation | 2026 Proxy Statement

APPENDICES
d.Special Rules for Grants to Non-Employee Directors.
1.In the event of a Change in Control while the Recipient remains a non-Employee Director, the Shares at the time subject to each outstanding Award held by such Recipient pursuant to the Plan, but not otherwise vested, will automatically vest in full and become exercisable for all Shares as fully vested Shares and all repurchase rights will automatically terminate in full immediately prior to the effective date of the Change in Control.
Immediately following the consummation of the Change in Control, each Award will terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or Affiliate thereof).
17.Tax Withholding.
a.General. Whenever Awards are granted or exercised, or Shares are issued or become free of restrictions, as applicable, the Company may require the Recipient to remit to the Company an amount sufficient to satisfy any applicable tax withholding requirement, whether the related tax is imposed on the Recipient or the Company. The
Company will have no obligation to deliver Shares or release Shares from an escrow or permit a transfer of Shares until the Recipient has satisfied those tax withholding obligations. Whenever payment in satisfaction of Awards is made in cash, the payment will be reduced by an amount sufficient to satisfy all tax withholding requirements.
b.Method of Payment. The Recipient will pay any required withholding using such forms of consideration as are described in Section 7(e) of the Plan and determined appropriate by the Committee. The Committee, in its sole discretion, may also permit Shares to be withheld or surrendered to pay required withholding or for required withholding to be paid through payroll deductions. If the Committee permits Shares to be withheld or surrendered, the Fair Market
Value of the Shares withheld or surrendered, as determined as of the date of withholding, will not exceed the number of
Shares having an aggregate Fair Market Value on the date of withholding equal to the aggregate amount of such tax withholding obligations determined based on an amount that is up to the maximum statutory tax rates in the Recipient’s applicable jurisdiction(s) (or such lesser amount as required by law or applicable accounting standards).
18.Compliance With Law. The grant of Awards and the issuance and subsequent transfer of Shares will be subject to compliance with all Applicable Law, including all applicable securities laws. Awards may not be exercised, and Shares may not be transferred, in violation of Applicable Law. Thus, for example, Awards may not be exercised unless: (a) a registration statement under the Securities Act is then in effect with respect to the related Shares, or (b) in the opinion of legal counsel to the Company, those Shares may be issued in accordance with an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws. The failure or inability of the Company to obtain from any regulatory body the authority considered by the Company’s legal counsel to be necessary or useful for the lawful issuance of any Shares or their subsequent transfer will relieve the Company of any liability for failing to issue those Shares or permitting their transfer. As a condition to the exercise of any Award or the transfer of any Shares, the Company may require the
Recipient to satisfy any requirements or qualifications that may be necessary or appropriate to comply with or evidence compliance with any Applicable Law.
19.Amendment or Termination of the Plan or Outstanding Awards.
a.Amendment and Termination. The Board or the Committee may at any time amend, suspend, or terminate the Plan.
The Company will obtain the approval of the Company’s stockholders for any amendment to the Plan if stockholder approval is necessary or desirable to comply with (i) any Applicable Law, (ii) the requirements applicable to the grant of
Awards intended to be Incentive Stock Options or (iii) if such amendment increases the maximum number of Shares which may be issued under the Plan, extends the term of the Plan or Awards granted hereunder, changes the eligibility criteria in Section 5 of the Plan, reduces the exercise price of an Option or SAR below what is permitted under the Plan or amends the repricing prohibition in Sections 7(f) and 8(c) of the Plan. The Board may also, but need not, require that the Company’s stockholders approve any other amendments to the Plan.
b.Effect. No amendment, suspension, or termination of the Plan, and no modification of any Award even in the absence of an amendment, suspension, or termination of the Plan, will materially impair any existing contractual rights of any
Recipient unless the affected Recipient consents to the amendment, suspension, termination, or modification.
Notwithstanding anything herein to the contrary, no such consent will be required if the Committee determines that the amendment, suspension, termination, or modification (including an amendment of the designation of the class of securities to be issued under Awards): (1) is required or advisable in order for the Company, the Plan or the Award to satisfy Applicable Law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (2) in connection with any transaction or event described in Section 16 of the Plan, is in the best interests of the Company or its stockholders. The Committee may, but need not, take the tax or accounting consequences to affected Recipients into consideration in acting under the preceding sentence. Those decisions will be final, binding and conclusive. Termination of the Plan will not affect the Committee’s ability to exercise the powers granted to it under the
Plan with respect to Awards granted before the termination of the Plan or with respect to Shares issued under such
Awards even if those Shares are issued after the termination of the Plan.

saic.com | 113

APPENDICES
c.Recoupment/Clawback. Notwithstanding anything in the Plan to the contrary, Awards granted under the Plan will be subject to cancellation, forfeiture and recovery in accordance with the Company’s Recoupment Policy, as the same may be amended from time to time, or any other compensation recoupment policy that may be adopted by the Committee, including any policies and procedures that the Committee determines to be necessary or appropriate to implement
Section 10D of the Exchange Act and any rules promulgated thereunder or any other Applicable Law. Without limiting the foregoing, the Committee may provide for such recoupment in Award Agreements or with respect to any Award granted hereunder (including on a retroactive basis without the Recipient’s consent).
20.Reserved Rights.
a.Nonexclusivity of the Plan. This Plan will not limit the power of the Company or any Affiliate to adopt other incentive arrangements including, for example, the grant or issuance of stock options, stock, other equity-based rights or cash bonuses or awards under other plans.
b.Unfunded Plan. This Plan will be unfunded. Although bookkeeping accounts may be established with respect to
Recipients, any such accounts will be used merely as a convenience. The Company will not be required to segregate any assets on account of the Plan, the grant of Awards, or the issuance of Shares. The Company and the Committee will not be deemed to be a trustee of stock or cash to be awarded under the Plan. Any obligations of the Company to any Recipient will be based solely upon contracts entered into under the Plan, such as Award Agreements. No such obligations will be deemed to be secured by any pledge or other encumbrance on any assets of the Company. Neither the Company nor the Committee will be required to give any security or bond for the performance of any such obligations.
c.Compensation. The value of Awards granted pursuant to the Plan will not be included as compensation, earnings, salary or other similar terms used when calculating a Recipient’s benefits under any other employee benefit plan sponsored by the Company or any Affiliate except as such other plan otherwise expressly provides.
21.Escrow of Stock Certificates. To enforce any restrictions on Shares, the Committee may require the holder to deposit any certificates (or indicia of ownership) representing Shares, with stock powers or other transfer instruments approved by the
Committee endorsed in blank, with the Company or an agent of the Company to hold in escrow until the restrictions have lapsed or terminated. The Committee may also cause a legend or legends referencing the restrictions to be placed on any such certificates.
22.Nontransferability of Awards.
a.In General. Unless the Committee, in its discretion, determines otherwise at the time an Award is granted, neither an
Award nor the Shares subject to an Award nor any interest or right therein or part thereof will be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition is voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof will be null and void and of no effect; provided, however, that this Section 22(a) will not prevent transfers by will or by the applicable laws of descent and distribution or by a beneficiary designation in accordance with Section 22(c) below. An Option or SAR may be exercised during the Recipient’s lifetime only by the Recipient or, if permissible under applicable law, by the Recipient’s guardian or legal representative.
b.Limited Transferability. To the extent the Committee authorizes the transferability of an Award, in no event will any transfer be made to any person or persons other than the Recipient’s spouse, children or grandchildren, or a trust for the exclusive benefit of one or more such persons, which transfer must be made as a gift and without any consideration, and in no event will any transfer be for value. All other transfers and any re-transfer by any permitted transferee are prohibited and any such purported transfer will be null and void. Each Award that becomes the subject of permitted transfer (and the Recipient to whom it was granted by the Company) will continue to be subject to the same terms and conditions as were in effect immediately prior to such permitted transfer. The Recipient will remain responsible to the
Company for the payment of all withholding taxes including but not limited to those incurred as a result of any grant, vesting, or exercise of such Award, as applicable. In no event will any permitted transfer of an Award create any right in any party in respect of any Award, other than the rights of the qualified transferee in respect of such Award specified in the related Award Agreement.
c.Beneficiary Designations. The Committee, in its sole discretion, may permit a Recipient to designate a beneficiary or beneficiaries to exercise any rights or receive any benefits under an Award following the Recipient’s death. To be effective, such designation must be made in accordance with such procedures and in such written or electronic form as prescribed by the Company (or its designee) for such purpose. If a Recipient fails to designate a beneficiary, or if no designated beneficiary survives the Recipient’s death, the Recipient’s estate will be deemed the Recipient’s beneficiary.
A beneficiary designation may be changed or revoked by the Recipient’s sole action, provided that the change or revocation is made in accordance with such procedures and in such written or electronic form as prescribed by the
Company (or its designee) for such purpose. Unless otherwise provided in the beneficiary designation, each designation made will revoke all prior designations made by the same Recipient.

114 | Science Applications International Corporation | 2026 Proxy Statement

APPENDICES
23.Section 409A of the Code. It is intended that the Plan and all Awards be administered in a manner that will comply with the applicable requirements of Section 409A of the Code. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code.
Without limiting the generality of the foregoing, if any amount will be payable with respect to any Award as a result of a
Recipient’s “separation from service” at such time as the Recipient is a “specified employee” (as those terms are defined for purposes of Section 409A of the Code), and such amount constitutes a deferral of compensation subject to Section 409A of the Code, then no payment will be made, except as permitted under Section 409A of the Code, prior to the date six months after the Recipient’s separation from service (or the date of their earlier death). The Company may adopt a specified employee policy that will apply to identify the specified employees for all deferred compensation plans subject to Section
409A of the Code; otherwise, specified employees will be identified using the default standards contained in the regulations under Section 409A of the Code.
24.Miscellaneous.
a.Governing Law. This Plan, the Award Agreements and all other agreements entered into under the Plan, and all actions taken under the Plan or in connection with Awards or Shares, will be governed by the laws of the State of
Delaware without giving effect to principles of conflicts of law.
b.Rules of Interpretation. Any reference to a “Section,” without more, is to a Section of the Plan. Captions and titles are used for convenience in the Plan and will not, by themselves, determine the meaning of the Plan. Except when otherwise indicated by the context, the singular includes the plural and vice versa. Any reference to a statute is also a reference to the applicable rules and regulations adopted under that statute. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the Effective Date and including any successor provisions.
c.Electronic Communications. Any Award Agreement, notice of exercise of an Award, or other document required or permitted by the Plan may be delivered in writing or electronically. Signatures or acknowledgments may also be electronic.
d.Notices. Unless the Committee specifies otherwise, any notice to the Company under any Award Agreement or with respect to any Awards or Shares will be in writing or communicated electronically, will be addressed to the Secretary of the Company, and will only be effective when received by the Secretary of the Company.

SAIC®

ATTN: STOCK PROGRAMS
12010 SUNSET HILLS ROAD
RESTON, VA 20190

SCAN TO
VIEW MATERIALS & VOTE

BY INTERNET
Before The Meeting - Go to ***www.proxyvote.com*** *or scan the QR Barcode above*

Use the Internet to transmit your proxy and/or voting instructions and for electronic delivery of information. Have your proxy and voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic proxy and voting instruction form. Please see the reverse side of this card for information regarding specific voting deadlines.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SAIC2026**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your proxy and/or voting instructions. Have your proxy and voting instruction card in hand when you call and then follow the instructions. Please see the reverse side of this card for information regarding specific voting deadlines.

BY MAIL
Mark, sign and date your proxy and voting instruction card and return it in the postage-paid envelope we have provided or return it to SAIC, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V83249-P42757

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SAIC®

		For	Against	Abstain
1.	**The election of ten director nominees:**			
1a.	Paul Eremenko	☐	☐	☐
1b.	Carolyn B. Handlon	☐	☐	☐
1c.	Katharina G. McFarland	☐	☐	☐
1d.	Milford W. McGuirt	☐	☐	☐
1e.	Donna S. Morea	☐	☐	☐
1f.	James C. Reagan	☐	☐	☐
1g.	Adm. Michael S. Rogers (USN Ret.)	☐	☐	☐
1h.	Steven R. Shane	☐	☐	☐
1i.	John K. Tien, Jr.	☐	☐	☐
1j.	David J. Urban	☐	☐	☐

The Board of Directors recommends a vote FOR proposal 2.

		For	Against	Abstain
2.	**The approval of a non-binding, advisory vote on executive compensation.**	☐	☐	☐

The Board of Directors recommends you vote 1 year on the following proposal:

		1 Year	2 Years	3 Years	Abstain
3.	**The approval of a non-binding, advisory vote on the frequency of future advisory votes on executive compensation.**	☐	☐	☐	☐

The Board of Directors recommends a vote FOR proposal 4.

The Board of Directors recommends a vote FOR proposal 5.

Please complete, date, sign and mail promptly in the enclosed envelope which requires no postage.
Please sign EXACTLY as name or names appear(s) hereon. When signing as attorney, executor, trustee, administrator or guardian, please give your full title. If a trust requires the signature of more than one trustee, all required trustees must sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting:
The Notice and Proxy Statement and the Annual Report on Form 10-K are available at www.proxyvote.com.

V83250-P42757

SAIC®

Proxy and Voting Instruction Card for the Virtual Annual Meeting of Stockholders - June 3, 2026
This Proxy and Voting Instruction Card is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Hilary L. Hageman, with full power of substitution, as proxy to represent the undersigned and to vote all of the shares of common stock the undersigned is entitled to vote at the Virtual Annual Meeting of Stockholders of Science Applications International Corporation (the "Company") to be held on June 3, 2026 at 9:00 a.m. ET, virtually via a live interactive webcast on the Internet at www.virtualshareholdermeeting.com/SAIC2026, and at any adjournment, postponement or continuation thereof (the "2026 Virtual Annual Meeting of Stockholders"), as indicated on the reverse side.

For stockholders who are participants in the Science Applications International Corporation Retirement Plan (the "SAIC Retirement Plan"), the undersigned also hereby instructs the Trustee, Vanguard Fiduciary Trust Company, and any successor, to vote all of the shares of common stock held for the undersigned's account in the SAIC Retirement Plan at the 2026 Virtual Annual Meeting of Stockholders, as indicated on the reverse side.

The shares of common stock to which this proxy and voting instruction card relates will be voted as directed. **If this proxy and voting instruction card is properly signed and returned but no instructions are indicated with respect to a particular item, (A) the shares represented by this proxy and voting instruction card which the undersigned is entitled to vote will be voted (i) FOR each of the nominees standing for election as a director in Proposal 1, (ii) FOR Proposal 2, (iii) 1 Year for Proposal 3, (iv) FOR Proposal 4, (v) FOR Proposal 5, and (vi) in the discretion of the proxy holders, on any other matters properly coming before the meeting and any adjournment, postponement or continuation thereof, and (B) the shares represented by this proxy and voting instruction card held for the undersigned's account in the SAIC Retirement Plan will be voted in the same proportion as the shares held in the SAIC Retirement Plan for which voting instructions have been received are voted.** This proxy and voting instruction card, if properly executed and delivered in a timely manner, will revoke all prior proxies and voting instruction cards executed and delivered by the undersigned.

Please complete, sign, date and return the Proxy and Voting Instruction Card promptly using the enclosed envelope.

(Continued and to be signed on reverse side.)